                                                      '33 Act File No. 333-40455
                                                      '40 Act File No. 811-08495

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A


     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

         Pre-Effective Amendment No.


         Post-Effective Amendment No. 24                              [X]


                                     and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]


         Amendment No. 25                                             [X]


                        (CHECK APPROPRIATE BOX OR BOXES)


                            NATIONWIDE MUTUAL FUNDS
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                             THREE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43216
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)




       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (614) 249-7855




                       SEND COPIES OF COMMUNICATIONS TO:


                             DINA A. TANTRA, ESQ.
                        ONE NATIONWIDE PLAZA NA-03-01
                              COLUMBUS, OHIO 43215
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


It is proposed that this filing will become effective: (check appropriate box)

     [ ]  immediately upon filing pursuant to paragraph (b)


     [ ]  on [date] pursuant to paragraph (b)


     [ ]  60 days after filing pursuant to paragraph (a)(1)


     [X]  on August 1, 2000 pursuant to paragraph (a)(1)

     [ ]  75 days after filing pursuant to paragraph (a)(2)

     [ ]  on [date] pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following box:

     [ ] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

                                Explanatory Note


This Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N1-A is filed for the purpose of amending disclosure regarding the Nationwide Quest Fund (formerly the "Nationwide Mid Cap Growth Fund"). Accordingly, this Post-Effective Amendment No. 24 does not relate to the existing series of the Registrant, disclosure concerning which is hereby incorporated by reference from the following documents (File Nos. 333-40455, 811-08495): (1) Morley Capital Accumulation Fund Prospectus (Service Class, Institutional Class and IRA Class Shares) dated March 1, 2000; (2) Morley Enhanced Income Fund Prospectus (Class A, Institutional Service Class and Institutional Class Shares) dated January 3, 2000 (as amended February 9,
2000); (3) Nationwide Combined Index Fund Prospectus (Nationwide Small Cap Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide International Index Fund, and Nationwide Bond Index Fund - Class A, Class B and Institutional Class Shares) dated January 3, 2000 (as amended February 9, 2000); (4) Nationwide High Yield Bond Fund Prospectus (Class A, Class B and Institutional Service Class Shares) dated January 3, 2000 (as amended February 9, 2000); (5) Nationwide Money Market Fund Prospectus (Service Class Shares) dated March 1, 2000; (6) Nationwide S&P 500 Index Fund Prospectus (Class A, Class B and Institutional Class Shares) dated January 3, 2000 (as amended February 9,
2000); (7) Nationwide S&P 500 Index Fund Prospectus (Service Class, Institutional Service Class and Local Fund Shares) dated March 1, 2000; (8) Nationwide Value Opportunities Fund Prospectus (Class A, Class B and Institutional Service Class Shares) dated January 3, 2000 (as amended February 9, 2000 and supplemented March 27, 2000); (9) Prestige Advisor Series Prospectus dated March 1, 2000; (10) Investor Destinations Series Prospectus (Class A, Class B and Institutional Service Class); (11) NorthPointe Small Cap Value Fund Prospectus (Institutional Class); (12) Nationwide Mutual Funds Statement of Additional Information (Nationwide Value Opportunities Fund, Nationwide High Yield Bond Fund, Nationwide Focus Fund, and Morley Enhanced Income Fund) dated January 3, 2000 (as amended February 9, 2000); (13) Nationwide Combined Index Fund Statement of Additional Information (Nationwide Small Cap Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide International Index Fund, Nationwide Bond Index Fund and Investor Destinations Series) dated January 3, 2000 (as amended February 9, 2000); (14) Nationwide Mutual Funds Statement of Additional Information (Nationwide Mid Cap Growth Fund, Nationwide Growth Fund, Nationwide Fund, Nationwide Bond Fund, Nationwide Tax-Free Income Fund, Nationwide Long-Term U.S. Government Bond Fund, Nationwide Intermediate U.S. Government Bond Fund, Nationwide Money Market Fund, Nationwide S&P 500 Index Fund, Prestige Large Cap Value Fund, Prestige Large Cap Growth Fund, Prestige Balanced Fund, Prestige Small Cap Fund, Prestige International Fund, and Morley Capital Accumulation Fund) dated March 1, 2000; and (15) Nationwide Mutual Funds Statement of Additional Information (Nationwide Mid Cap Growth Fund, Nationwide Growth Fund, Nationwide Fund, Nationwide Bond Fund, Nationwide Tax-Free Income Fund, Nationwide Long-Term U.S. Government Bond Fund, Nationwide Intermediate U.S. Government Bond Fund, Nationwide Money Market Fund, Nationwide S&P 500 Index Fund, Prestige Large Cap Value Fund, Prestige Large Cap Growth Fund, Prestige Balanced Fund, Prestige Small Cap Fund, Prestige International Fund, Morley Capital Accumulation Fund, and NorthPointe Small Cap Value Fund) dated July __, 2000. This information is contained in previously filed Post-Effective Amendments to the Registration Statement as filed pursuant to Rule 485 under the Securities Act of 1933 and filings pursuant to Rule 497 under the Securities Act of 1933.

                           NATIONWIDE FAMILY OF FUNDS

                             NATIONWIDE QUEST FUND (FORMERLY THE
                            "NATIONWIDE MID CAP GROWTH FUND")
                             NATIONWIDE GROWTH FUND
                             NATIONWIDE FUND
                             NATIONWIDE BOND FUND
                             NATIONWIDE TAX-FREE FUND
                             NATIONWIDE LONG-TERM U.S. GOVERNMENT BOND FUND NATIONWIDE INTERMEDIATE U.S. GOVERNMENT BOND FUND NATIONWIDE MONEY MARKET FUND

                   Prospectus Supplement dated August 1, 2000
                        to Prospectus dated March 1, 2000


Effective August 1, 2000, the name of the Nationwide Mid Cap Growth Fund is changed to the Nationwide Quest Fund.

Also effective August 1, 2000 the disclosure under the section entitled "OBJECTIVE AND PRINCIPAL STRATEGIES" on page three of the above noted prospectus is hereby amended to reflect that:

The Fund seeks long-term capital appreciation. The Fund's investment objective may be changed without shareholder approval.

To achieve its objective, the Fund invests primarily in securities of growth companies utilizing new technologies that are creating fundamental change in the economy. Typically, these companies are characterized by new or innovative products, services or processes with the potential to enhance earnings growth. Growth in earnings may lead to an increase in the price of the stock.

The Fund invests primarily in stocks of companies in the service and information area of the global economy, although a portion of its assets may be outside these areas. Companies in the services and information area primarily include those involved in the fields of telecommunications, computer systems and software, broadcasting and publishing, health care, financial services and new age manufacturing.

The Fund may also invest in other types of investments and use certain other instruments in seeking to achieve the Fund's goals. For example, the Fund may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

The Fund has the ability to have up to 20% of its portfolio in short positions.

The disclosure under the third paragraph of the section entitled "PRINCIPAL RISKS" is hereby amended to reflect that:

The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of medium size and small companies are usually less stable in price and less liquid than the stocks of larger companies.

The disclosure on page three under the section entitled "PRINCIPAL RISKS" is hereby amended to incorporate the following disclosure:

DERIVATIVES RISK. An investment in derivative contracts can have an impact on market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. Counterparties to the over-the-counter derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses and relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities.

The disclosure on page 4 under the section entitled "FEES AND EXPENSES" is hereby amended as follows:

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder Fees(1)           Class A   Class B   Class D
(paid directly from your investment)  shares    shares    shares
-----------------------------------------------------------------
Maximum Sales Charge (Load) imposed   5.75%(2)  None     4.50%(2)
on purchases (as a percentage of
offering price)
 .................................................................
Maximum Deferred Sales Charge (Load)  None(3)   5.00%(4)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)


Annual Fund Operating Expenses  Class A   Class B   Class D
 (deducted from Fund assets)    shares    shares    shares
-----------------------------------------------------------
Management Fees                 1.03%     1.03%      1.03%
 ...........................................................
Distribution and/or Service     0.25%     1.00%      None
(12b-1) Fees
 ...........................................................
Other Expenses                  0.98%     0.99%      0.93%
-----------------------------------------------------------
TOTAL ANNUAL FUND               2.26%     3.02%      1.96%
OPERATING EXPENSES(5)

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A and Class D sales charges" on page 33.

(3) A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A and Class B shares" on page 36.

(5) Villanova Mutual Fund Capital Trust has agreed to waive its fees or to reimburse "Other Expenses" (to the extent necessary) so that Total Annual Fund Operating Expenses will not exceed 1.63% for Class A shares, 2.23% for Class B shares, and 1.30% for Class D shares, until further written notice.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year   3 years   5 years   10 years
----------------------------------------------------------------
Class A shares              $791    $1,241    $1,715     $3,021
 ................................................................
Class B shares              $805    $1,233    $1,787     $3,071
 ................................................................
Class D shares              $640    $1,038    $1,460     $2,632

You would pay the following expenses on the same investment if you did not sell your shares:

                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class B shares               $305     $933     $1,587     $3,071

The disclosure on page 26 under the section entitled "PRINCIPAL INVESTMENT TECHNIQUES" is hereby amended to incorporate the following disclosure:

DERIVATIVES. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic foreign indexes.

The Fund may use derivatives for any of the following purposes:

  - To hedge against adverse changes in the market value of securities held by or to be bought for the Fund. These changes may be caused by changing interest rates, stock market prices or currency exchange rates.

  - As a substitute for purchasing or selling securities or foreign currencies.

  - To shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio.

  - In non-hedging situations, to attempt to profit from anticipated market developments.

SHORT SALES. In selling a stock which the Fund does not own (a short sale), the Fund may borrow the security sold short to make delivery to the buyer. The Fund must then replace the security it has borrowed. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. The Fund must also pay the lender any interest accrued during the period of the loan.

The disclosure on page 31 under the section entitled "INVESTMENT ADVISER" is hereby amended to add the following:

Effective August 1, 2000, VMF will be paid a management fee as set forth below.

The management fee is as follows and is based on the Fund's average daily net assets:

         1.03% on assets up to $250 million
         1.00% on assets of $250 million and more but less than $1 billion 0.97% on assets of $1 billion and more but less than $2 billion 0.94% on assets of $2 billion and more but less than $5 billion 0.91% on assets of $5 billion and more

The disclosure on page 31 under the section entitled "PORTFOLIO MANAGERS -- MID CAP GROWTH FUND" is hereby amended as follows:

The section is hereby renamed "PORTFOLIO MANAGERS -- QUEST FUND". Further, the first paragraph in this section is amended as follows:

Mr. Harris has managed the Quest Fund since its inception. Mr. Harris joined Villanova Mutual Fund Capital Trust in April 2000. Prior to joining VMF, Mr. Harris was a Portfolio Manager, managing portions of several portfolios, for Nicholas-Applegate Capital Management.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                             FOR FUTURE REFERENCE.

NATIONWIDE(R) FAMILY OF FUNDS
              NATIONWIDE MID CAP GROWTH FUND
              NATIONWIDE GROWTH FUND
              NATIONWIDE FUND
              NATIONWIDE BOND FUND
              NATIONWIDE TAX-FREE INCOME FUND
              NATIONWIDE LONG-TERM U.S. GOVERNMENT BOND FUND
              NATIONWIDE INTERMEDIATE U.S. GOVERNMENT BOND FUND
              NATIONWIDE MONEY MARKET FUND (PRIME SHARES)



              Prospectus
                                                                   March 1, 2000


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds' shares as an investment or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


Logo
Nationwide(R) Family of Funds

         TABLE OF CONTENTS

FUND SUMMARIES...............................................................  2

FUND SUMMARIES -- THE STOCK FUNDS............................................  3

Nationwide Mid Cap Growth Fund...............................................  3


Nationwide Growth Fund.......................................................  6


Nationwide Fund..............................................................  9



FUND SUMMARIES -- THE BOND FUNDS............................................. 12


Nationwide Bond Fund......................................................... 12


Nationwide Tax-Free Income Fund.............................................. 15


Nationwide Long-Term U.S. Government Bond Fund............................... 18


Nationwide Intermediate U.S. Government Bond Fund............................ 21



FUND SUMMARY -- THE MONEY MARKET FUND........................................ 24


Nationwide Money Market Fund................................................. 24



MORE ABOUT THE STOCK FUNDS................................................... 26


Principal Investment Risks................................................... 26


Other Investment Techniques.................................................. 26



MORE ABOUT THE BOND FUNDS.................................................... 27


Principal Investment Risks................................................... 27


Principal Investment Techniques.............................................. 27



MORE ABOUT THE MONEY MARKET FUND............................................. 30


Principal Investment Risks................................................... 30


Non-Principal Risk........................................................... 30


Principal Investment Techniques.............................................. 30



MANAGEMENT................................................................... 31




Investment Adviser........................................................... 31


Portfolio Managers........................................................... 31



BUYING, SELLING AND EXCHANGING FUND SHARES................................... 32


Choosing a Share Class....................................................... 32


Buying Shares................................................................ 33


Selling Shares............................................................... 36


Distribution Plan............................................................ 38


Exchanging Shares............................................................ 39



DISTRIBUTIONS AND TAXES...................................................... 40


Distributions of Income Dividends............................................ 40


Distributions of Capital Gains............................................... 40


Reinvesting Distributions.................................................... 40


State and Local Taxes........................................................ 40


Selling Fund Shares.......................................................... 40


Exchanging Fund Shares....................................................... 40



FINANCIAL HIGHLIGHTS......................................................... 41


ADDITIONAL INFORMATION............................................... BACK COVER

         FUND SUMMARIES

This prospectus provides information about eight of the Nationwide(R) Mutual Funds, which include stock funds, bond funds, and a money market fund (together, the Funds). The "Stock Funds" means all of the stock funds offered in this prospectus, the "Bond Funds" means all of the bond funds offered in this prospectus, and the "Money Market Fund" means the Nationwide Money Market Fund. "You" and "your" refer to potential investors and current shareholders of one or more of the Funds.


A QUICK NOTE ABOUT SHARE CLASSES


Each of the Stock and Bond Funds has three different share classes -- Class A, Class B and Class D. There are two share classes of the Money Market
Fund -- Prime Shares and Service Class shares -- but only the Prime Shares are discussed in this prospectus. The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.



The fees and expenses for each fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares -- Choosing a Share Class" beginning on page 32.

         FUND SUMMARIES -- THE STOCK FUNDS             NATIONWIDE MID CAP GROWTH
FUND


This section summarizes key information about the Stock Funds. Use these summaries to compare the Stock Funds with each other, as well as other mutual funds. More detailed information about the risks and investment techniques of each Fund can be found in "More About the Stock Funds" on page 26.


OBJECTIVE AND PRINCIPAL STRATEGIES


The Fund seeks long-term capital appreciation. To achieve its objective, the Fund primarily invests in common stock of medium-size (also known as mid-cap) companies. Under normal market conditions, the Fund invests at least 65% of its total assets in the common stock and convertible securities (securities that convert into common stock) of mid-cap companies and generally intends to be fully invested in these securities. The Fund considers mid-cap companies to be those with market capitalizations similar to companies in the Russell(R) Mid Cap Growth Index.(1) As of December 31, 1999, the last update of this Index, the market capitalization of companies in the Russell Mid Cap Growth Index ranged from $220 million to $36 billion. The market capitalization range for companies in this Index is updated annually.



The portfolio manager will consider, among other things, a company's financial strength, competitive position in its industry, projected future earnings, cash flows, and dividends when deciding whether to buy or sell securities. The Fund looks for companies whose earnings are expected to consistently grow faster than other companies in the market. It generally will sell securities if


 MEASURING THE SIZE OF A COMPANY
 There are different ways to evaluate or measure how large a company is, or how much it is worth. For example, market capitalization is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price.

- the price of the security is overvalued
- the company's earnings are consistently lower than expected
- more favorable opportunities are identified.

PRINCIPAL RISKS

Individual stocks -- as well as the stock market as a whole -- could lose value. Individual stocks can lose value if investors lose confidence in a company's ability to grow or sustain profits. Investor confidence in stocks, economic developments in the U.S. and foreign countries, interest rate changes, and other factors can also affect the broader stock market. Typically, stocks are more volatile than bonds.


Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund focuses on growth-style stocks, the Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.



The stocks of medium-size companies are usually less stable and less liquid than the stocks of larger companies.



Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline if the value of the Fund's investments decrease. The value of your shares will also be impacted by the portfolio manager's ability to assess economic conditions and investment opportunities.


------------


(1) The Russell Mid Cap Growth Index is a registered service mark of The Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.

         Fund Summaries

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time, and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS D SHARES(1)

Best Quarter:       16.8% 4th qtr. of 1998
Worst Quarter:     -14.6% 3rd qtr. of 1998
---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.


Average annual returns -- as of 12/31/99(1)  1 year    5 years    10 years
--------------------------------------------------------------------------
Class A shares(2)                             3.41%     17.53%     13.09%
 ..........................................................................
Class B shares(2)                             4.07%     18.41%     13.61%
 ..........................................................................
Class D shares                                5.14%     17.85%     13.24%
 ..........................................................................
Russell Mid Cap Growth Index(3)              51.29%     28.02%     18.96%
 ..........................................................................
S&P 400 Mid Cap Index(4)                     14.72%     23.05%     17.32%


---------------
(1) These returns reflect performance after sales charges and expenses are deducted, and include the performance of its predecessor fund prior to May 11, 1998.


(2) These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the class (May 11, 1998), and which is the same as the performance shown for Class D shares through May 11, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B. Had Class A or B been in existence for the time periods presented, the performance of Class A and B would have been lower as a result of their additional expenses.



(3) Russell Mid Cap Growth Index -- an unmanaged index of medium-size U.S. companies -- gives a broad look at how the stock price of medium size U.S. companies have performed. The Fund is changing the index to which it is compared to the Russell Mid Cap Growth Index because it includes more mid-cap companies than the S&P 400 Mid Cap Index and represents a broader sampling of their performance. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this index would be lower.



(4) The Standard & Poor's 400 MidCap Index is an unmanaged index of 400 stocks of medium-size U.S. companies. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this index would be lower.


FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




        Shareholder Fees(1)           Class A   Class B   Class D
(paid directly from your investment)  shares    shares    shares
-----------------------------------------------------------------
Maximum Sales Charge (Load) imposed   5.75%(2)  None
on purchases (as a percentage of                           4.50%(2)
offering price)
 .................................................................
Maximum Deferred Sales Charge (Load)  None(3)   5.00%(4)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)




Annual Fund Operating Expenses  Class A   Class B   Class D
 (deducted from Fund assets)    shares    shares    shares
-----------------------------------------------------------
Management Fees                 0.60%     0.60%      0.60%
 ...........................................................
Distribution and/or Service     0.25%     1.00%      None
(12b-1) Fees
 ...........................................................
Other Expenses                  0.98%     0.99%      0.93%
-----------------------------------------------------------
TOTAL ANNUAL FUND               1.83%     2.59%      1.53%
OPERATING EXPENSES(5)


---------------


(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.



(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A and Class D sales charges" on page 33.


(3) A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.


(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A and Class B shares" on page 36.



(5) Villanova Mutual Fund Capital Trust has agreed to waive its fees or to reimburse "Other Expenses" (to the extent necessary) so that Total Annual Fund Operating Expenses will not exceed 1.25% for Class A shares, 2.00% for Class B shares, and 1.00% for Class D shares, until further written notice.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           1 year   3 years   5 years   10 years
----------------------------------------------------------------
Class A shares              $750    $1,117    $1,508     $2,599
 ................................................................
Class B shares              $762    $1,105    $1,575     $2,649
 ................................................................
Class D shares              $599    $  912    $1,247     $2,191


You would pay the following expenses on the same investment if you did not sell your shares:


                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class B shares               $$262    $805     $1,375     $2,649

         FUND SUMMARIES -- THE STOCK FUNDS       NATIONWIDE GROWTH FUND


OBJECTIVE AND PRINCIPAL STRATEGIES


The Growth Fund -- like the Mid Cap Growth Fund -- seeks long-term capital appreciation. To achieve its objective, the Fund primarily invests in common stock of large capitalization companies. Under normal market conditions, the Fund invests at least 65% of its total assets in common stock and convertible securities, and generally intends to be fully invested in these securities. The management team will consider, among other things, a company's financial strength, competitive position in its industry, projected future earnings, cash flows, and dividends when deciding whether to buy or sell securities. The Fund looks for companies whose earnings are expected to consistently grow faster than other companies in the market. It generally will sell securities if



 THE BENEFITS OF RESEARCH
 Through research, the portfolio manager and analysts gather, check and analyze information about industries and companies to determine if they are well positioned for long-term growth. The Fund seeks companies that have favorable long-term growth potential and the financial resources to capitalize on growth opportunities.


- the price of the security is overvalued

- the company's earnings are consistently lower than expected

- more favorable opportunities are identified.

PRINCIPAL RISKS


As with the Mid Cap Growth Fund, investing in stocks involves the risk that individual stocks -- as well as the stock market as a whole -- could lose value. Again, individual stocks can lose value if investors lose confidence in a company's ability to grow or sustain profits. Investor confidence in stocks, economic developments in the U.S. and foreign countries, interest rate changes, and other factors can also affect the broader stock market. Typically, stocks are more volatile than bonds.



Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund focuses on growth-style stocks, the Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.



Because the value of your investment will fluctuate, there is the risk that you will lose money. Your investment will decline if the value of the Fund's investments decrease. The value of your shares will also be impacted by the management team's ability to assess economic conditions and investment opportunities. For more detailed information about the Fund's investments and risks, see "More About the Stock Funds" on page 26.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time, and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS D SHARES(1)

Best Quarter:       23.0% 1st qtr. of 1997


Worst Quarter:     -13.9% 3rd qtr. of 1990

---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.


Average annual returns -- as of 12/31/99(1)  1 year    5 years    10 years
--------------------------------------------------------------------------
Class A shares(2)                             9.64%     20.81%     14.54%
 ..........................................................................
Class B shares(2)                            10.64%     21.84%     15.11%
 ..........................................................................
Class D shares                               11.38%     21.19%     14.71%
 ..........................................................................
Russell 1000(R) Growth Index(3)              33.16%     32.41%     20.32%
 ..........................................................................
S&P 500 Index(4)                             21.04%     28.55%     18.20%


---------------

(1) These returns reflect performance after sales charges and expenses are deducted, and include the performance of its predecessor fund prior to May 11, 1998.


(2) These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the class (May 11, 1998), and which is the same as the performance shown for Class D shares through May 11, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B. Had Class A or B been in existence for the time periods presented, the performance of Class A and B would have been lower as a result of their additional expenses.



(3) Russell 1000(R) Growth Index is an unmanaged index of growth securities of large U.S. companies included in the Russell 1000(R) Index. The Fund is changing the index to which it is compared to the Russell 1000(R) Growth Index because this index more accurately reflects the stocks the Fund invests in. These returns do not include the affect of any sales charges or expenses. If sales charges and expenses that deducted, the actual returns of this index would be lower.



(4) The Standard & Poor's 500 Index is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this index would be lower.


FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




        Shareholder Fees(1)           Class A   Class B   Class D
(paid directly from your investment)  shares    shares    shares
-----------------------------------------------------------------
Maximum Sales Charge (Load) imposed   5.75%(2)  None
on purchases (as a percentage of                           4.50%(2)
offering price)
 .................................................................
Maximum Deferred Sales Charge (Load)  None(2)   5.00%(2)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)




Annual Fund Operating Expenses  Class A   Class B   Class D
 (deducted from Fund assets)    shares    shares    shares
-----------------------------------------------------------
Management Fees                 0.56%     0.56%      0.56%
 ...........................................................
Distribution and/or Service     0.25%     1.00%      None
(12b-1) Fees
 ...........................................................
Other Expenses                  0.23%     0.23%      0.24%
-----------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES              1.04%     1.79%      0.80%


---------------


(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.



(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A and Class D sales charges" on page 33.


(3) A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.


(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A and Class B shares" beginning on page 36.

         Fund Summaries

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class A shares               $675     $887     $1,116     $1,773
 .................................................................
Class B shares               $682     $863     $1,170     $1,813
 .................................................................
Class D shares               $528     $694     $  874     $1,395


You would pay the following expenses on the same investment if you did not sell your shares:


                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class B shares               $182     $563     $  970     $1,813

         FUND SUMMARIES -- THE STOCK FUNDS              NATIONWIDE FUND


OBJECTIVE AND PRINCIPAL STRATEGIES
The Nationwide Fund is slightly more conservative than the other two Stock Funds, since it seeks total return through a flexible combination of current income and capital appreciation. To achieve its objective, the Fund invests primarily in the common stock and
                                       convertible securities of companies with consistent earnings performance, and generally intends to be fully invested in these securities. The Fund looks for companies whose earnings are expected to consistently grow faster than other companies in the market. It will typically hold the securities of no more than 70 companies at any time. It usually will sell securities if

- the price of the security is overvalued

- the company's earnings are consistently lower than expected

- more favorable opportunities are identified.

PRINCIPAL RISKS


As with the other Stock Funds, the Nationwide Fund is subject to the risk that individual stocks -- or the stock market -- could lose value. Individual stocks can lose value if investors lose confidence in a company's ability to grow or sustain profits. Investor confidence in stocks, economic developments in the U.S. and foreign countries, interest rate changes, and other factors can also affect the broader stock market. Typically, stocks are more volatile than bonds. The Fund seeks to minimize risk by investing in securities that produce income; these securities tend to be the stock of larger, more stable companies. Because the Fund typically holds fewer securities than other stock funds, the price fluctuations of any security will have a greater impact on the Fund.



Because the value of your investment will fluctuate, there is a risk that you will lose money. Your investment will decline if the value of the Fund's investments decreases. The value of your shares will also be impacted by the portfolio manager's ability to assess economic conditions and investment opportunities. For more detailed information about the Fund's investments and risks, see "More About the Stock Funds" on page 26.


TOTAL RETURN
 Generally, total return means a combination of income and capital appreciation. In other words, the Fund looks for stocks and other securities that pay dividends and other income, instead of relying solely on the security's prospects for increasing in value.
 Because, in most cases, a stock is more certain to pay its scheduled dividends than increase in value, a total return approach can help a fund achieve more stable, dependable returns.

         Fund Summaries

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time, and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.


ANNUAL RETURNS -- CLASS D SHARES(1)



Best Quarter:       18.5%  2nd qtr. of 1997


Worst Quarter:     -11.24% 3rd qtr. of 1999

---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.


Average annual returns -- as of 12/31/99(1)  1 year    5 years    10 years
--------------------------------------------------------------------------
Class A shares(2)                            -6.13%     22.45%     14.80%
 ..........................................................................
Class B shares(2)                            -5.84%     23.37%     15.31%
 ..........................................................................
Class D shares                               -4.73%     22.80%     14.96%
 ..........................................................................
S&P 500 Index(3)                             21.04%     28.55%     18.20%


---------------

(1) These returns reflect performance after sales charges and expenses are deducted, and include the performance of its predecessor fund prior to May 11, 1998.


(2) These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the class (May 11, 1998), and which is the same as the performance shown for Class D shares through May 11, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B. Had Class A or B been in existence for the time periods presented, the performance of Class A and B would have been lower as a result of their additional expenses.



(3) The Standard & Poor's 500 Index is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.



FEES AND EXPENSES



This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



        Shareholder Fees(1)           Class A   Class B   Class D
(paid directly from your investment)  shares    shares    shares
-----------------------------------------------------------------
Maximum Sales Charge (Load) imposed   5.75%(2)  None
on purchases (as a percentage of                           4.50%(2)
offering price)
 .................................................................
Maximum Deferred Sales Charge (Load)  None(3)   5.00%(4)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)



Annual Fund Operating Expenses  Class A   Class B   Class D
 (deducted from Fund assets)    shares    shares    shares
-----------------------------------------------------------
Management Fees                 0.58%     0.58%      0.58%
 ...........................................................
Distribution and/or             0.25%     1.00%      None
Service (12b-1) Fees
 ...........................................................
Other Expenses                  0.13%     0.14%      0.15%
-----------------------------------------------------------
TOTAL ANNUAL FUND               0.96%     1.72%      0.73%
OPERATING EXPENSES


---------------


(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.



(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A and Class D sales charges" on page 33.


(3) A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.


(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A and Class B shares" beginning on page 36.

EXAMPLE


This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           1 year   3 years   5 years   10 years
----------------------------------------------------------------
Class A shares              $667    $  863    $1,075     $1,685
 ................................................................
Class B shares              $675    $  842    $1,133     $1,732
 ................................................................
Class D shares              $521    $  673    $  838     $1,316



You would pay the following expenses on the same investment if you did not sell your shares:



                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class B shares               $175     $542     $  933     $1,732

         FUND SUMMARIES -- THE BOND FUNDS         NATIONWIDE BOND FUND

This section summarizes key information about the Bond Funds. Use these summaries to compare the Bond Funds with each other, as well as other mutual funds. For more detailed information about the risks and investment techniques of the Bond Funds, see "More About the Bond Funds" beginning on page 27.

OBJECTIVE AND PRINCIPAL STRATEGIES
The Fund seeks as high a level of current income as is consistent with preservation of capital. To achieve its goal, the Fund seeks an attractive risk-adjusted total return, with an emphasis on current income. It seeks to achieve its goal by investing primarily
                                       in investment-grade securities, focusing largely on corporate bonds and U.S. government securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in bonds, which includes debentures and notes.

INVESTMENT-GRADE SECURITIES
 The Fund focuses on "investment grade" taxable debt securities, including corporate debt instruments that have been rated within the four highest rating categories by a nationally recognized statistical rating organization (rating agency), such as Standard
 & Poor's Corporation or Moody's Investors Service,
 Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability, and assigns a rating to the security. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.



The Fund also invests in foreign government and corporate bonds, denominated in U.S. dollars, and in mortgage-backed securities. It may also invest in commercial paper rated in one of the two highest rating categories by a rating agency.


The Fund's portfolio manager will consider the duration of particular bonds and the Fund's overall portfolio when managing the Fund. The Fund will have a duration of four to seven years. In choosing to buy a debt security, the portfolio manager looks for value. The
Fund may sell a debt security as it gets closer to maturity in order to maintain the Fund's target duration and achieve an attractive total return.



 Duration is the sensitivity of the net asset value of the Fund to changes in interest rates.


PRINCIPAL RISKS


The Bond Fund is subject to interest rate risk, which is the risk that bond prices will change in response to changes in interest rates. Generally, increases in market interest rates decrease the value of bonds. Bonds are also subject to credit risk, which is the risk that the issuer of the bond will be unable to make interest or principal payments when due. There is also the risk that the rating of a debt security may be lowered if the issuer's financial condition changes, which will lead to a greater price fluctuation in the Fund.



Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, higher transaction costs and delayed settlement. Mortgage-backed securities are also subject to prepayment risk when interest rates fall, especially if the security was purchased at a premium, which could cause the security to be paid off sooner than the portfolio manager anticipated. Mortgage-backed securities may be subject to extension risk, which would cause shorter-term securities to act like more volatile, longer-term securities. The Fund is also subject to inflation risk and liquidity risk, which is the risk that a bond cannot be sold, or cannot be sold quickly at an acceptable price.



Because the value of your investment will fluctuate, there is the risk that you will lose money. Your investment will decline if the value of the Fund's investments decrease. The value of your shares will also be impacted by the portfolio manager's ability to assess economic conditions and investment opportunities.

PERFORMANCE


The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time, and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.



ANNUAL RETURNS -- CLASS D SHARES(1)



Best Quarter:       8.7% 2nd qtr. of 1995


Worst Quarter:     -5.0% 1st qtr. of 1994

---------------


(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Please call 1-800-637-0012 to obtain the Fund's current 30-day yield.



Average annual returns -- as of 12/31/99(1)  1 year    5 years    10 years
--------------------------------------------------------------------------
Class A shares(2)                            -7.49%     6.61%       6.71%
 ..........................................................................
Class B shares(2)                            -8.27%     7.10%       7.10%
 ..........................................................................
Class D shares                               -7.17%     6.73%       6.77%
 ..........................................................................
Lehman Brothers Govt./Corp.                  -2.15%     7.60%       7.66%
  Bond Index(3)


---------------


(1) These returns reflect performance after sales charges and expenses are deducted, and include the performance of its predecessor fund prior to May 11, 1998.



(2) These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the class (May 11, 1998), and which is the same as the performance shown for Class D shares through May 11, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B. Had Class A or B been in existence for the time periods presented, the performance of Class A and B would have been lower as a result of their additional expenses.



(3) The Lehman Brothers Government/Corporate Bond Index gives a broad look at how the prices of U.S. government and corporate bonds have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.



FEES AND EXPENSES



This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



        Shareholder Fees(1)           Class A   Class B   Class D
(paid directly from your investment)  shares    shares    shares
-----------------------------------------------------------------
Maximum Sales Charge (Load) imposed   4.50%(2)  None
on purchases (as a percentage of                           4.50%(2)
offering price)
 .................................................................
Maximum Deferred Sales Charge (Load)  None(3)   5.00%(4)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)



Annual Fund Operating Expenses  Class A   Class B   Class D
 (deducted from Fund assets)    shares    shares    shares
-----------------------------------------------------------
Management Fees                 0.50%     0.50%      0.50%
 ...........................................................
Distribution and/or Service     0.25%     0.85%      None
(12b-1) Fees
 ...........................................................
Other Expenses                  0.33%     0.33%      0.33%
-----------------------------------------------------------
TOTAL ANNUAL FUND               1.08%     1.68%      0.83%
OPERATING EXPENSES



---------------



(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.



(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A and Class D sales charges" on page 33.



(3) A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.



(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A and Class B shares" beginning on page 36.

         Fund Summaries


EXAMPLE


This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                           1 year   3 years   5 years   10 years
----------------------------------------------------------------
Class A shares              $555    $  778    $1,019     $1,708
 ................................................................
Class B shares              $671    $  830    $1,113     $1,751
 ................................................................
Class D shares              $531    $  703    $  890     $1,429



You would pay the following expenses on the same investment if you did not sell your shares:



                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class B shares               $171     $530     $  913     $1,751

         FUND SUMMARIES -- THE BOND FUNDS             NATIONWIDE TAX-FREE INCOME
FUND


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks as high a level of current income that is exempt from federal income taxes as is consistent with the preservation of capital through investing in investment-grade municipal obligations. To achieve its objective, the Fund invests at least 80% of its net assets in securities, the interest income from which is exempt from federal income taxes. In addition, the Fund may also invest up to 20% of its net assets in securities, the interest income from which is treated as a preference item for purposes of the federal alternative minimum tax. The Fund focuses on municipal obligations that have been rated within the four highest rating categories by a rating agency (such as Standard & Poor's Corporation or Moody's Investors Services, Inc.), or if not rated, are of equivalent quality. These obligations are issued by states, U.S. territories, and their political subdivisions.


 MUNICIPAL OBLIGATIONS
 Municipal obligations are issued by, or on behalf of, states, cities and other local governmental entities, to pay for construction and other projects. They are loans that investors make to a government or governmental entity; the government or governmental entity gets the cash it needs to complete its project and the lenders earn interest payments and get their principal back.


The Fund may also invest in other types of municipal obligations, including tax-exempt zero-coupon securities, and floating and variable-rate bonds. In choosing to buy a security, the portfolio manager looks for value. A security may be sold to take advantage of more favorable opportunities.

PRINCIPAL RISKS


Like the Bond Fund, the Tax-Free Income Fund is subject to interest rate risk (the risk that a rise in interest rates will lower the value of existing bonds that pay lower rates), credit risk (the risk that the bond issuer will be unable to make interest or principal payments when due), and the risk that a change in the bond's rating will lower its value, leading to greater price fluctuations in the Fund. The Fund is also subject to inflation risk and liquidity risk, which is the risk that a bond cannot be sold, or cannot be sold quickly at an acceptable price. A shareholder in the Fund may also face two types of tax risk. There is a risk that the federal income tax rate will be reduced and the value of the tax-exemption will be less valuable. There is also the risk that a municipal bond, which is issued as tax-exempt, will eventually be declared taxable.



Because the value of your investment will fluctuate, there is a risk that you will lose money. Your investment will decline if the value of the Fund's investments decreases. The value of your shares will also be impacted by the portfolio manager's ability to assess economic conditions and investment opportunities.

         Fund Summaries

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time, and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS D SHARES(1)


Best Quarter:       8.1% 1st qtr. of 1995


Worst Quarter:     -7.2% 1st qtr. of 1994

---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Please call 1-800-637-0012 for the Fund's current 30-day yield.


Average annual returns -- as of 12/31/99(1)   1 year   5 years   10 years
-------------------------------------------------------------------------
Class A shares(2)                             -7.97%    5.11%      5.40%
 .........................................................................
Class B shares(2)                             -8.96%    5.53%      5.77%
 .........................................................................
Class D shares                                -7.91%    5.17%      5.43%
 .........................................................................
Lehman Brothers Municipal                     -2.06%    6.91%      6.89%
  Bond Index(3)


---------------

(1) These returns reflect performance after sales charges and expenses are deducted, and include the performance of its predecessor fund prior to May 11, 1998.


(2) These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the class (May 11, 1998), and which is the same as the performance shown for Class D shares through May 11, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B. Had Class A or B been in existence for the time periods presented, the performance of Class A and B would have been lower as a result of their additional expenses.


(3) The Lehman Brothers Municipal Bond Index gives a broad look at how the bond prices of municipal bonds have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



     Shareholder Fees(1)
   (paid directly from your     Class A   Class B   Class D
         investment)            shares    shares    shares
-----------------------------------------------------------
Maximum Sales Charge (Load)     4.50%(2)  None
imposed on purchases (as a                           4.50%(2)
percentage of offering price)
 ...........................................................
Maximum Deferred Sales Charge   None(3)   5.00%(4)   None
(Load) imposed on redemptions
(as a percentage of original
purchase price or sale
proceeds, as applicable)



Annual Fund Operating Expenses  Class A   Class B   Class D
 (deducted from Fund assets)    shares    shares    shares
-----------------------------------------------------------
Management Fees                 0.50%     0.50%      0.50%
 ...........................................................
Distribution and/or             0.25%     0.85%      None
Service (12b-1) Fees
 ...........................................................
Other Expenses                  0.21%     0.21%      0.21%
-----------------------------------------------------------
TOTAL ANNUAL FUND               0.96%     1.56%      0.71%
OPERATING EXPENSES


---------------


(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.



(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A and Class D sales charges" on page 33.


(3) A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.


(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A and Class B Shares" on page 36.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class A shares               $544     $742     $  957     $1,575
 .................................................................
Class B shares               $659     $793     $1,050     $1,618
 .................................................................
Class D shares               $519     $667     $  827     $1,293


You would pay the following expenses on the same investment if you did not sell your shares:


                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class B shares               $159     $493      $850      $1,618

         FUND SUMMARIES -- THE BOND FUNDS                       NATIONWIDE
                                                                LONG-TERM

                                                                U.S. GOVERNMENT
                                                                BOND
                                                                FUND

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks as high a level of current income as is consistent with the preservation of capital. To achieve its goal, the Fund seeks an attractive risk-adjusted total return with an emphasis on current income. It seeks to achieve its goal primarily by investing at least 65% of its total assets in U.S. government and agency bonds, bills and notes. The Fund may also invest in mortgage-backed securities issued by U.S. government agencies. The dollar-weighted average portfolio maturity of the Fund's assets will be more than seven years.

 BOND MATURITY
 Bond maturity simply means the life of a bond before it comes due and must be repaid. Generally, the longer the bond's maturity, the higher the interest rate.
 This compensates investors for tying up their investments for longer periods. However, as described below, bonds with longer maturities are also more sensitive to price shifts caused by interest rate changes.


The Fund's portfolio manager will consider the duration of particular bonds and the Fund's overall portfolio when managing the Fund. The Fund will typically have a duration similar to that of the Lehman Brothers Government Bond Long-term Index, the Fund's benchmark, which historically has been nine to twelve years.



 Duration is the sensitivity of the net asset value of the Fund to changes in interest rates.


To select investments that fit the Fund's objectives, the portfolio manager uses interest rate expectations, yield-curve analysis, economic forecasting, market sector analysis and other techniques. The Fund may also look for bonds that it believes are undervalued, with the goal of buying them at attractive prices and watching them increase in value. A security may be sold to take advantage of more favorable opportunities.

PRINCIPAL RISKS


Generally, the Long-Term U.S. Government Bond Fund is subject to interest rate risk (the risk that rising interest rates will lower the value of existing bonds). As a long-term bond fund, the Fund's price is more likely to be volatile as a result of changing interest rates. Mortgage-backed securities are also subject to prepayment risk when interest rates fall, especially if the security was purchased at a premium, which could cause the security to be paid off sooner than the portfolio manager anticipated. Mortgage-backed securities held by the Fund may be subject to extension risk, which would cause shorter-term securities to act like more volatile, longer-term securities.


Since the Fund purchases obligations backed by the U.S. government or its agencies, there is little credit risk and minimal chance these obligations will default. The Fund is also subject to inflation risk and to liquidity risk, which is the risk that a bond cannot be sold, or cannot be sold quickly at an acceptable price.


Because the value of your investment will fluctuate, there is a risk you will lose money. Your investment will decline if the value of the Fund's investments decreases. The value of your shares will also be impacted by the portfolio manager's ability to assess economic conditions and investment opportunities. For more detailed information about the Fund's investments and risks, see "More About the Bond Funds" beginning on page 27.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time, and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS D SHARES(1)


Best Quarter:       7.0% 2nd qtr. of 1995

Worst Quarter:     -2.8% 1st qtr. of 1994
---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Please call 1-800-637-0012 for the Fund's current 30-day yield.


Average annual returns -- as of 12/31/99(1)  1 year    5 years    10 years
--------------------------------------------------------------------------
Class A shares(2)                            -7.96%     6.27%       6.96%
 ..........................................................................
Class B shares(2)                            -8.63%     6.72%       7.34%
 ..........................................................................
Class D shares                               -7.73%     6.35%       7.00%
 ..........................................................................
Lehman Brothers
  Government Bond Long-term Index(3)         -8.73%     9.12%       8.62%
 ..........................................................................
Merrill Lynch Government
  Master Index(4)                            -2.11%     7.46%       7.51%



---------------


(1) These returns reflect performance after sales charges and expenses are deducted, and include the performance of its predecessor fund prior to May 11, 1998.


(2) These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the class (May 11, 1998), and which is the same as the performance shown for Class D shares through May 11, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B. Had Class A or B been in existence for the time periods presented, the performance of Class A and B would have been lower as a result of their additional expenses.



(3) The Lehman Brothers Government Bond Long-term Index gives a broad look at how long-term government bonds have performed. The Fund is changing the index to which it is compared because this index more accurately reflects the long-term bonds the Fund invests in. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.



(4) The Merrill Lynch Government Master Index gives a broad look at how U.S. government bonds have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.


FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




        Shareholder Fees(1)           Class A   Class B   Class D
(paid directly from your investment)  shares    shares    shares
-----------------------------------------------------------------
Maximum Sales Charge (Load) imposed   4.50%(2)  None
on purchases (as a percentage of                           4.50%(2)
offering price)
 .................................................................
Maximum Deferred Sales Charge (Load)  None(3)   5.00%(4)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)




Annual Fund Operating Expenses  Class A   Class B   Class D
 (deducted from Fund assets)    shares    shares    shares
-----------------------------------------------------------
Management Fees                 0.50%     0.50%      0.50%
 ...........................................................
Distribution and/or Service     0.25%     0.85%      None
(12b-1) Fees
 ...........................................................
Other Expenses                  0.39%     0.39%      0.39%
-----------------------------------------------------------
TOTAL ANNUAL FUND               1.14%     1.74%      0.89%
OPERATING EXPENSES(5)


---------------


(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.



(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A and Class D sales charges" on page 33.


(3) A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.


(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A and Class B shares" beginning on page 36.



(5) Villanova Mutual Fund Capital Trust has agreed to waive its fees or to reimburse "Other Expenses" (to the extent necessary) so that Total Annual Fund Operating Expenses will not exceed 1.04% on Class A shares, 1.64% on Class B shares, and 0.79% on Class D shares, until further written notice.

         Fund Summaries

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class A shares               $561     $796     $1,049     $1,774
 .................................................................
Class B shares               $677     $848     $1,114     $1,817
 .................................................................
Class D shares               $537     $721     $  921     $1,497


You would pay the following expenses on the same investment if you did not sell your shares:


                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class B shares               $177     $548     $  944     $1,817

         FUND SUMMARIES -- THE BOND FUNDS       NATIONWIDE INTERMEDIATE
                                              U.S. GOVERNMENT BOND FUND


OBJECTIVE AND PRINCIPAL STRATEGIES
The Fund seeks as high a level of current income as is consistent with the preservation of capital. To achieve its goal, the Fund seeks an attractive risk-adjusted total return, with an emphasis on current income. It seeks to achieve its goal by investing at least
                                       65% of its total assets in U.S.
                                       government and agency bonds, bills and
                                       notes. The Fund may also invest in
                                       mortgage-backed securities. The Fund's
                                       dollar-weighted average portfolio
                                       maturity generally will be three to seven years (as compared with an average portfolio maturity of more than seven years for the Long-Term U.S. Government
Bond Fund).

The Fund's portfolio manager will consider the duration of particular bonds and the Fund's overall portfolio when
managing the Fund. The fund will have a duration of three to six years.


PRINCIPAL RISKS


The Intermediate U.S. Government Bond Fund -- like the Long-Term U.S. Government Bond Fund -- generally is less risky than the other Bond Funds because the U.S. government securities it purchases are subject to little credit risk. With the backing of the U.S. government and its agencies, there is minimal chance that these obligations will default. Bonds are subject to interest rate risk (the risk that rising interest rates will lower the value of existing bonds). Mortgage-backed securities are also subject to prepayment risk when interest rates fall, especially if the security was purchased at a premium, which could cause the security to be paid off sooner than the portfolio manager anticipated. Mortgage-backed securities may be subject to extension risk, which would cause shorter-term securities to act like more volatile, longer-term securities. The Fund is also subject to inflation risk and to liquidity risk, which is the risk that a bond cannot be sold, or cannot be sold quickly at an acceptable price.



Because the value of your investment will fluctuate, there is the risk that you will lose money. Your investment will decline if the value of the Fund's investments decreases. The value of your shares will also be impacted by the portfolio manager's ability to assess economic conditions and investment opportunities. For more detailed information about the Fund's investments and risks, see "More About the Bond Funds" beginning on page 27.


FINDING THE RIGHT BONDS
 To select bonds and other investment that fit the Fund's objectives, the portfolio manager uses interest rate expectations, yield-curve analysis, economic forecasting, market sector analysis, and other techniques. The goal is to find obligations that present good value and pay attractive interest rates.
 The Fund may also look for U.S. government and agency bonds that it believes are undervalued, with the goal of buying them at attractive prices and watching them increase in value. (A security may be sold to take advantage of more favorable opportunities.)



Duration is the sensitivity of the net asset value of the Fund to changes in interest rates.

         Fund Summaries

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time, and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS D SHARES(1)


Best Quarter:       6.8% 2nd qtr. of 1995


Worst Quarter:     -2.2% 1st qtr. of 1994

---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Please call 1-800-637-0012 for the Fund's current 30-day yield.


                                                                    Since
                                                                  inception
Average annual returns -- as of 12/31/99(1)  1 year    5 years    (2/10/92)
---------------------------------------------------------------------------
Class A shares(2)                            -6.47%     6.25%       5.29%
 ...........................................................................
Class B shares(2)                            -7.33%     6.71%       5.77%
 ...........................................................................
Class D shares                               -6.35%     6.33%       5.34%
 ...........................................................................
Merrill Lynch Government
Master Index(3)                              -2.11%     7.46%       7.51%


---------------

(1) These returns reflect performance after sales charges and expenses are deducted, and include the performance of its predecessor fund prior to May 11, 1998. The predecessor to the Fund began operations on February 10, 1992.


(2) These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the class (May 11, 1998), and which is the same as the performance shown for Class D shares through May 11, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B. Had Class A or B been in existence for the time periods presented, the performance of Class A and B would have been lower as a result of their additional expenses.



(3) The Merrill Lynch Government Master Index gives a broad look at how U.S. government bonds have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.



FEES AND EXPENSES



This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



        Shareholder Fees(1)           Class A   Class B   Class D
(paid directly from your investment)  shares    shares    shares
-----------------------------------------------------------------
Maximum Sales Charge (Load) imposed   4.50%(2)  None
on purchases (as a percentage of                           4.50%(2)
offering price)
 .................................................................
Maximum Deferred Sales Charge (Load)  None(3)   5.00%(4)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)



Annual Fund Operating Expenses  Class A   Class B   Class D
 (deducted from Fund assets)    shares    shares    shares
-----------------------------------------------------------
Management Fees                 0.50%     0.50%      0.50%
 ...........................................................
Distribution and/or Service     0.25%     0.85%      None
(12b-1) Fees
 ...........................................................
Other Expenses                  0.40%     0.30%      0.31%
-----------------------------------------------------------
TOTAL ANNUAL FUND               1.15%     1.65%      0.81%
OPERATING EXPENSES(5)


---------------


(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.



(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A and Class D sales charges" on page 33.



(3) A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.



(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A and Class B Shares" on page 36.



(5) Villanova Mutual Fund Capital Trust has agreed to waive its fees or to reimburse "Other Expenses" (to the extent necessary) so that Total Annual Fund Operating Expenses will not exceed 0.99% on Class A shares, 1.64% on Class B shares and 0.79% on Class D shares.

EXAMPLE



This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.



The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                           1 year   3 years   5 years   10 years
----------------------------------------------------------------
Class A shares              $562    $  799    $1,054     $1,785
 ................................................................
Class B shares              $668    $  820    $1,097     $1,757
 ................................................................
Class D shares              $529    $  697    $  879     $1,407



You would pay the following expenses on the same investment if you did not sell your shares:



                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class B shares               $168     $520     $  897     $1,757

         FUND SUMMARY -- THE MONEY MARKET FUND


This section summarizes key information about the Prime Shares of the Money Market Fund. Use it to compare this Fund with other mutual funds. For more detailed information about the risks and investment techniques of this Fund, see "More About the Money Market Fund" on page 30.


OBJECTIVE AND PRINCIPAL STRATEGIES


This Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. It seeks to achieve this objective by investing in high-quality money market obligations maturing in 397 days or less, including corporate obligations, U.S. government and agency bonds, bills and notes, the obligations of foreign governments, and the obligations of U.S. banks and U.S. branches of foreign banks if they are denominated in U.S. dollars. The Fund may also invest in floating- and adjustable-rate obligations and asset-backed commercial paper and may enter into repurchase agreements. Typically, the Fund's dollar-weighted average maturity will be 90 days or less.



 WHY A MONEY MARKET FUND?
 By investing in short-term corporate and government bonds and other debt instruments, money market funds provide current income to investors and allow easy access to their money. Money market funds are for risk-averse investors or investors who want to earn competitive yields on cash they may need on short notice. While the Money Market Fund pays dependable income, there is no guarantee that the Fund's earnings will stay ahead of inflation or always provide a certain level of income.


The Fund invests in securities which the portfolio manager believes to have the best return potential. Because the Fund invests in short-term securities, it will generally sell securities only to meet liquidity needs, to maintain target allocations and to take advantage of more favorable opportunities.

PRINCIPAL RISKS

The Fund is a low-risk investment, compared with stock and bond funds. While the Fund is subject to credit risk, which is the risk that the issuer of a money market obligation will be unable to make interest or principal payments when due, this risk is significantly reduced due to the short-term nature of the underlying investments. There is also the risk that a change in the money market obligation's rating will lower its value. Although the Fund's objective is to preserve capital, there can be no guarantee that the Fund will be able to maintain a stable net asset value of $1.00 per share; therefore, you could lose money. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

PERFORMANCE


The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time, and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of the Consumer Price Index. The bar chart and table provide some indication of the risks of investing in the Fund.


Remember, however, that past performance does not guarantee similar results in the future.


ANNUAL RETURNS -- PRIME SHARES



Best Quarter:      1.9% 1st qtr. of 1990

Worst Quarter:     0.6% 2nd qtr. of 1993


Average annual returns -- as of 12/31/99(1)  1 year    5 years    10 years
--------------------------------------------------------------------------
Prime Shares                                  4.68%     5.07%       4.83%
 ..........................................................................
Consumer Price Index(2)                       2.81%     2.39%       2.94%


---------------

(1) These returns reflect performance after expenses are deducted and includes the performance of its predecessor fund prior to May 11, 1998. Please call 1-800-637-0012 for the Fund's current 7-day yield.


(2) The Consumer Price Index represents changes in prices of basic goods and services purchased for consumption by urban households.


FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Prime Shares of the Fund.


There are no sales charges to purchase or sell Prime Shares of the Money Market Fund.


Annual Fund Operating Expenses (deducted from Fund assets)    Prime Shares
--------------------------------------------------------------------------
Management Fees                                                   0.40%
 ..........................................................................
Distribution and Service (12b-1) Fees                             None
 ..........................................................................
Other Expenses                                                    0.21%
 ..........................................................................
TOTAL ANNUAL FUND OPERATING EXPENSES                              0.61%


EXAMPLE

This example helps demonstrate the fees and expenses of the Fund's Prime Shares. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Prime Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       1 year    3 years    5 years    10 years
---------------------------------------------------------------
Prime Shares            $62       $195       $340        $762

         MORE ABOUT THE STOCK FUNDS

PRINCIPAL INVESTMENT RISKS
Generally, the Stock Funds can decrease in value when individual stocks and other assets they own decrease in value. A company's stock can lose value for various reasons, including poor profits, weakened finances, changes in management, a downturn in the economy, or any other reason that leads investors to lose faith in that stock.
There is also risk when investing in medium-size or smaller companies. The stock prices of these companies may be more volatile than the stock of larger companies for a variety of reasons, including less domination in their markets, fewer financial resources, and less-experienced management. In other words, they tend to be less "seasoned" than larger companies. The stock of small and medium-size companies is usually less stable and less liquid than the stock of larger companies. The Mid Cap Growth Fund focuses on a more narrow scope of the overall stock market, by investing primarily in companies with medium market capitalizations. Therefore, the impact of these factors on medium-size companies may affect the Mid Cap Growth Fund more than if the Fund invested more broadly in the overall stock market.

STOCK MARKET RISK
The Stock Funds can also lose value if the overall stock market goes down. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the U.S. and global economies, national and world social and political events, and the fluctuations of other stock markets around the world. There is also the risk that certain types of companies could fall out of favor and investors may look to other types of investments.



OTHER INVESTMENT TECHNIQUES



The Stock Funds may use the following investment technique to increase their returns, protect their assets or diversify their investments. The Stock Funds may also engage in hedging techniques, such as the purchase and sale of options and futures as described in the Statement of Additional Information (SAI).



The SAI contains additional information about all of the Stock Funds, including the Stock Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.



CONVERTIBLE SECURITIES. In addition to investing in common stocks, each of the Stock Funds may invest in convertible securities -- also known as convertibles -- including bonds, debentures, notes, preferred stocks and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.



Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as the underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than common stock because they pay bond-like income, which tends to be higher than common stock dividend yields.


Because of this fixed-income feature, convertibles may compete with bonds as a good source of dependable income. Therefore, if interest rates increase and "newer," higher-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.


Convertibles tend to be more secure than common stock (generally companies must pay holders of convertibles before they pay common stock shareholders), but they are generally less secure than similar non-convertible securities such as bonds (bondholders generally must be paid before holders of convertibles and common stock shareholders). Because they are subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a rating agency, or they are not rated at all.



TEMPORARY DEFENSIVE POSITIONS


In response to economic, political or unusual market conditions, each of the Stock Funds may invest up to 100% of its assets in cash or money market obligations. Should this occur, the Funds will not meet their investment objectives, and may miss potential market upswings.

         MORE ABOUT THE BOND FUNDS

PRINCIPAL INVESTMENT RISKS
Generally, the Bond Funds are subject to interest rate risk, which is the risk that increases in market interest rates may decrease the value of the bonds in their portfolios. Usually the prices of bonds fall when interest rates increase, and rise when interest rates decrease. Typically, the longer the maturity of a bond, the more sensitive it is to price shifts as a result of interest rate changes. Likewise, the longer the Fund holds a bond, the greater the chance that interest rate changes will affect the bond's value.
There is also inflation risk, which affects the value of fixed-rate investments such as bonds. If the Funds buy bonds when inflation and interest rates are low, the value of these bonds could fall as inflation rises and interest rates increase. This could happen as investors find the bonds with lower interest rates less attractive than bonds that pay higher interest rates.


CREDIT RISK
The NATIONWIDE BOND FUND and TAX-FREE INCOME FUND are subject to credit risk, which is the risk that the issuer of the bond will be unable to make the required payments of interest and/or repay principal when due. Some of the securities purchased by the LONG-TERM U.S. GOVERNMENT BOND FUND and the INTERMEDIATE U.S. GOVERNMENT BOND FUND are virtually immune to credit risk, because they are issued and backed by the "full faith and credit" of the U.S. government. This means the U.S. government has the power to tax its citizens in order to pay its debts. Some of the securities issued by U.S. government agencies are not backed by the full faith and credit of the U.S. government, but are backed by the issuing agency.



PREPAYMENT RISK AND EXTENSION RISK. The issuer of mortgage- and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Changes in prepayment rates can make the price and yield of mortgage- and asset-backed securities volatile. When mortgage- and asset-backed securities are prepaid, a Bond Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss, and the Fund may have to reinvest the proceeds from the repayments at lower rates. In addition, rising interest rates may cause prepayments to occur at a slower than expected rates thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the securities will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of a Fund.


PRINCIPAL INVESTMENT TECHNIQUES

The Bond Funds may use the following investment techniques to increase their returns, protect their assets, or diversify their investments.


INVESTMENT-GRADE BONDS. These include U.S. government bonds and corporate bonds and municipal bonds that have been rated within the four highest rating categories by a rating agency. The rating agency evaluates a bond, measures the issuer's financial condition and stability and assigns a rating to the security. If a rating agency changes the bond's rating, it may affect the bond's value. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.



MEDIUM-GRADE OBLIGATIONS. Medium-grade securities are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.



All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by Villanova Mutual Fund Capital Trust to consider what action, if any, a Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.



U.S. GOVERNMENT SECURITIES. These securities include Treasury bills, notes, and bonds issued or guaranteed by the U.S. government and securities issued by U.S. government agencies, including:



- The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association (GNMA), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;


- The Federal Home Loan Banks;

         More About the Bond Funds


- The Federal National Mortgage Association (FNMA);


- The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation (FHLMC); and

- The Federal Farm Credit Banks.


Although there is virtually no credit risk with these securities, neither the U.S. government nor its agencies guarantee the market value of their securities. Interest rate changes, prepayment rates and other factors may affect the value of these securities.



ZERO-COUPON SECURITIES. Zero-coupon securities pay no interest during the life of the security, and are issued by a wide variety of corporate and governmental issuers. Certain zero-coupon securities are sold at a deep discount.



Zero-coupon securities may be subject to greater price changes, as a result of changing interest rates than bonds that make regular interest payments. Their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates than bonds that make regular interest payments. Although they are not traded on a national securities exchange, they are widely traded by brokers and dealers, and are considered liquid. Investors in zero-coupon bonds are required by federal income tax laws to pay interest on the payments they would have received had a payment been made. So, to avoid federal income tax liability, a Fund may be required to make distributions to shareholders and may have to sell some of their assets at inappropriate times in order to generate cash to make the distributions.



MORTGAGE-BACKED SECURITIES. U.S. government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. government or one of its agencies. Mortgage-backed securities may also be issued by private issuers. Collateralized mortgage obligations (CMOs) are securities that have mortgage loans or mortgage pass-through securities, such as GNMA, FNMA or FHLMC certificates as their collateral. CMOs can be issued by the U.S. government or its agencies or by private lenders.



These securities are subject to interest rate risk and prepayment risk. They are also subject to credit risk if they are issued by private issuers. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated. Reinvesting the returned principal in a lower interest-rate market would reduce the Fund's income. Mortgage-backed securities are also subject to extension risk as described above if rates increase and prepayments slow, and the possibility of losing principal as a result of faster than anticipated prepayment of securities purchased at a premium.



FLOATING- AND VARIABLE-RATE SECURITIES. Floating- and variable-rate securities do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes to the underlying index (such as the Treasury-bill rate), but the interest rate on variable-rate securities changes at preset times based upon some underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.



These securities are subject to interest rate risk like other debt securities. In addition, because they may be callable, they are also subject to the risk that a Fund will be repaid prior to the stated maturity, and the repaid principal will be reinvested in a lower interest-rate market, reducing a Fund's income. A Fund will only purchase floating- and variable-rate securities of the same quality as the debt securities they would otherwise purchase.



MUNICIPAL OBLIGATIONS. Municipal obligation interest is generally exempt from federal income taxes.


Municipal obligations include revenue bonds (which are paid from the revenue of a specific project), general-obligation bonds (which are backed by the taxing power of the issuer), and moral-obligation bonds (which are normally issued by special-purpose public authorities). If the issuer of moral-obligation bonds is unable to pay interest from current revenues, it can draw from a reserve fund, the restoration of which is a moral commitment but not a legal obligation of that issuer. The principal risks of municipal obligations are credit risk and interest rate risk, although local, political and economic factors may also adversely affect the value and liquidity of municipal securities.


MATURITY. Every debt security has a stated maturity date -- when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond's "effective maturity" is usually its nearest call date. For mortgage-backed securi-ties, the rate at which homeowners pay down their mortgage principal helps to determine the effective maturity of mortgage-backed bonds.

A bond mutual fund has no real maturity, but it does have a weighted average maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Funds that target maturities normally use the effective, rather than the stated, maturities of the bonds in the portfolio when computing the average. This provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.


DURATION. Duration is a calculation that seeks to measure the price sensitivity of a bond or a mutual fund that primarily invest in debt securities to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of the debt security. Future interest and principal payments are discounted to reflect their present value and are then multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund payments that may shorten a debt security's life.


OTHER INVESTMENT TECHNIQUES


The SAI contains additional information about all of the Bond Funds, including the Bond Funds' other investment techniques. These other techniques may include hedging techniques, such as the purchase and sale of options and futures as described in the SAI. To obtain a copy of the SAI, see the back cover.



TEMPORARY DEFENSIVE POSITIONS


In response to economic, political or unusual market conditions, each of the Bond Funds may adopt a temporary defensive position. The Tax-Free Income Fund may invest up to 20% of its assets in cash and taxable money market bonds, and the Nationwide Bond Fund, the Long-Term U.S. Government Bond Fund, and the Intermediate U.S. Government Bond Fund may invest up to 100% of their assets in cash or money market obligations. Should this occur, the Funds may not meet their investment objectives and may miss potential market upswings.

         MORE ABOUT THE MONEY MARKET FUND

PRINCIPAL INVESTMENT RISKS

The Money Market Fund is a low-risk investment compared to most other investments. Given its objective -- to preserve capital, generate income and maintain liquidity -- the Fund invests in low-risk, high-quality securities. No investment, however, is free of all risk. Any time an investor buys commercial paper or similar obligations, there is credit risk and interest rate risk.


NON-PRINCIPAL RISK



LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price. To the extent the Fund invests in illiquid securities such as extendable commercial notes (whose maturity may be extended to up to 390 days at the option of the issuer), it is subject to this risk. The Fund will limit this risk by investing primarily in relatively short-term, high-quality securities.


PRINCIPAL INVESTMENT TECHNIQUES


MONEY MARKET OBLIGATIONS. These include:



- U.S. Government securities with remaining maturities of 397 days or less,


- Commercial paper rated in one of the two highest categories of any nationally recognized statistical rating organization (rating agency),


- Asset-backed commercial paper whose own ratings or the rating of any guarantor is in one of the two highest categories of any rating agency,


- Short-term bank obligations rated in one of the two highest categories by any rating agency (with respect to obligations maturing in one year or less),


- Repurchase agreements relating to debt obligations that the Fund could purchase directly, and

- Unrated debt obligations with remaining maturities of one year or less that are determined by Nationwide Advisory Services,Inc. to be of comparable quality to the securities described above.

Generally, money market obligations will not increase in value, but they are high-quality investments that offer a fixed rate of return, as well as liquidity.


FLOATING- AND VARIABLE-RATE SECURITIES. The Fund may invest in floating- and variable-rate securities. These are securities that do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes to another index (such as the Treasury bill rate), but the interest rate on variable-rate bonds changes at preset times, based upon some underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.


These securities are subject to credit and interest-rate risk like other debt securities, but because they are callable, they are also subject to the risk that the Fund will be repaid prior to the stated maturity, and the principal reinvested in a lower interest-rate market that reduces the Fund's income. The Fund will only purchase floating- and variable-rate securities of the same quality as the debt securities it would otherwise purchase.


REPURCHASE AGREEMENTS. When entering into repurchase agreements, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specific time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering the amounts owed to it.



ASSET-BACKED COMMERCIAL PAPER. The Money Market Fund may invest in asset-backed commercial paper that is secured by a pool of assets such as installment-loan contracts, leases of various types of property, and receivables from credit cards. Asset-backed commercial paper is issued and supported by private issuers, and is subject to interest rate risk and credit risk.


OTHER INVESTMENT TECHNIQUES


The SAI contains additional information about all of the Funds, including the Money Market Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

         MANAGEMENT


INVESTMENT ADVISER



Villanova Mutual Fund Capital Trust (VMF), Three Nationwide Plaza, Columbus, Ohio 43215, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. VMF was organized in 1999 and advises mutual funds. As of December 31, 1999, VMF and its affiliates had approximately $22.5 billion in assets under management.



Each Fund pays VMF a management fee which is based on the Fund's average daily net assets. The total management fees paid by the Funds for the fiscal year ended October 31, 1999, expressed as a percentage of a Fund's average daily net assets and not taking into account any applicable waivers, were as follows:



Mid Cap Growth Fund                               0.60%
 ................................................................
Growth Fund                                       0.58%
 ................................................................
Nationwide Fund                                   0.56%
 ................................................................
Bond Fund                                         0.50%
 ................................................................
Tax-Free Income Fund                              0.50%
 ................................................................
Long-Term U.S. Government Bond Fund               0.50%
 ................................................................
Intermediate U.S. Government Bond Fund            0.50%
 ................................................................
Money Market Fund                                 0.40%


PORTFOLIO MANAGERS

MID CAP GROWTH FUND

Christopher Welch has managed the Mid Cap Growth Fund since January 1999. Mr. Welch joined Nationwide in 1991 and from 1993 to 1995 worked in the Human Resource Department. In 1995, he joined the Investment Department as a securities analyst and has managed mid-cap equity portfolios for Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company since January 1998.

GROWTH FUND


The Growth Fund is managed by a team of equity portfolio managers.


NATIONWIDE FUND

Charles Bath has managed the Nationwide Fund and its predecessor since 1985.

BOND FUND


Douglas Kitchen has managed the Nationwide Bond Fund and its predecessor since March 1997. From 1992 to March 11, 1997, he managed the Bond Portfolio for the Nationwide Foundation.


TAX-FREE INCOME FUND


Alpha Benson has managed the Nationwide Tax-Free Income Fund and its predecessor from its inception in March 1986, and managed the Financial Horizons Investment Trust (FHIT) Municipal Bond Fund from March 1997 to May 1998.


LONG-TERM U.S. GOVERNMENT BOND FUND AND INTERMEDIATE U.S. GOVERNMENT BOND FUND


Gary Hunt joined Nationwide in 1992 as a securities analyst. Mr. Hunt has been co-manager of the Government Bond Funds, and their predecessor Funds, since March 1997. Since May 1999, Mr. Hunt has had primary responsibility for the Government Bond Funds.


MONEY MARKET FUND


Patricia Mynster, Director of Securities Investments, has managed the Nationwide Money Market Fund and its predecessor since July 1997, and has managed short-term investments for the Nationwide Insurance Enterprise since 1991.

         BUYING, SELLING AND EXCHANGING FUND SHARES




CHOOSING A SHARE CLASS



As noted in the Fund Summaries, we offer three different share classes to give investors different price and cost options. The Prime Shares of the Money Market Fund and Class A and Class B shares of the other Funds are available to all investors; Class D shares are available to a limited group of investors.



With Class A and Class D shares, you pay a sales charge (known as a front-end sales charge) when you purchase the shares. With Class B shares, you pay a sales charge (known as a contingent deferred sales charge or CDSC) if you sell your shares within six years after purchase. Sales charges are paid to the Fund's distributor, Nationwide Advisory Services, Inc. (NAS) which either retains them or pays a selling representative.



Class A and Class B shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by NAS or paid by NAS to brokers for distribution and shareholder services. Class A and Class D shares also pay an administrative service fee. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of the Class A and Class D shares.



If you want lower annual fund expenses, Class A shares (and Class D shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. NAS reserves the right to reject an order in excess of $100,000 for Class B shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.


When choosing a share class, consider the following:


 Class A and Class D shares          Class B shares
----------------------------------------------------------
Front-end sales charge means  No front-end sales charge,
that a portion of your        so your full investment
initial investment goes       immediately goes toward
toward the sales charge, and  buying shares
is not invested
 ..........................................................
Reductions and waivers of     No reductions of the CDSC
the sales charge available    available, but waivers
                              available
 ..........................................................
Lower expenses than Class B   Higher distribution and
shares mean higher dividends  service fees than Class A
per share                     and Class D shares mean
                              lower dividends per share
 ..........................................................
Conversion features are not   After seven years, Class B
applicable                    shares convert into Class A
                              shares, which reduces your
                              future fund expenses
 ..........................................................
No sales charge when shares   CDSC if shares are sold
are sold back to the Fund*    within six years: 5% in the
                              first year, 4% in the
                              second, 3% in the third and
                              fourth years, 2% in the
                              fifth, and 1% in the sixth
                              year


---------------

* A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge.

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charge. A separate NAV
                                       is calculated for each class of a Fund.
                                       Generally, NAV is based on the market
                                       value of the securities owned by a Fund
                                       less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund allocable to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange or (usually 4 p.m.
Eastern Time) on each day the Exchange is open for trading.



The Funds do not calculate NAV on the following days:


  - Christmas Day
  - New Year's Day
  - Martin Luther King, Jr. Day
  - Presidents' Day
  - Good Friday
  - Memorial Day
  - Independence Day
  - Labor Day
  - Thanksgiving Day
  - Other days when the New York Stock Exchange is not open.


The Funds reserve the right not to determine NAV for a Fund when:



  - It has not received any orders to purchase, sell or exchange shares

  - Changes in the value of that Fund's portfolio do not affect the NAV.


If current prices are not available, or if Villanova SA Capital Trust (VSA), as the Funds' administrator or its agent, determines a price does not represent fair value, a Fund's investments may be valued at fair market value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.



The Money Market Fund's securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940.



CLASS A AND CLASS D SALES CHARGES


The charts below show the Class A and Class D sales charges, which decrease as the amount of your investment increases.

CLASS A SHARES OF THE STOCK FUNDS

                                                      Sales charge
                                     Sales charge       as % of
                                       as % of           amount
Amount of purchase                  offering price      invested
------------------------------------------------------------------
Less than $50,000                   5.75%             6.10%
 ..................................................................
$50,000 to $99,999                  4.50              4.71
 ..................................................................
$100,000 to $249,999                3.50              3.63
 ..................................................................
$250,000 to $499,999                2.50              2.56
 ..................................................................
$500,000 to $999,999                2.00              2.04
 ..................................................................
$1 million to $24,999,999           0.50              0.50
 ..................................................................
$25 million or more                 0.25              0.25

MINIMUM INVESTMENTS --
CLASS A, B & PRIME SHARES
To open an account (per Fund) $1,000

 ......................................................

Through the Automatic Asset

Accumulation plan per
 transaction                                        $25

 ......................................................

Additional investments (per Fund) $100
MINIMUM INVESTMENTS -- CLASS D
To open an account (per Fund)                      $250

 ......................................................

Through the Automatic Asset


Accumulation plan per
 transaction                                        $25


 ......................................................

Additional investments                              $25

 --------------------------------------------------------------

If you purchase shares through an account at a broker
 (other than NAS), different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans.
 Call 1-800-848-0920 for more information.

         Buying, Selling and Exchanging Fund Shares

CLASS A SHARES OF THE BOND FUNDS

                                                      Sales charge
                                     Sales charge       as % of
                                       as % of           amount
Amount of purchase                  offering price      invested
------------------------------------------------------------------
Less than $50,000                   4.50%             4.71%
 ..................................................................
$50,000 to $99,999                  4.00              4.17
 ..................................................................
$100,000 to $249,999                3.00              3.09
 ..................................................................
$250,000 to $499,999                2.50              2.56
 ..................................................................
$500,000 to $999,999                2.00              2.04
 ..................................................................
$1 million to $24,999,999           0.50              0.50
 ..................................................................
$25 million or more                 0.25              0.25

CLASS D SHARES OF THE STOCK AND BOND FUNDS

                                                      Sales charge
                                     Sales charge       as % of
                                       as % of           amount
Amount of purchase                  offering price      invested
------------------------------------------------------------------
Less than $50,000                   4.50%             4.71%
 ..................................................................
$50,000 to $99,999                  4.00              4.17
 ..................................................................
$100,000 to $249,999                3.00              3.09
 ..................................................................
$250,000 to $499,999                2.50              2.56
 ..................................................................
$500,000 to $999,999                1.00              1.01
 ..................................................................
$1 million to $24,999,999           0.50              0.50
 ..................................................................
$25 million or more                 None              None

REDUCTION AND WAIVER OF CLASS A AND CLASS D SALES CHARGES


Shareholders can reduce or eliminate Class A and Class D shares' initial sales charge through one or more of the discounts described below:


  - Increase the amount of your investment. The preceding tables show how the sales charge decreases as the amount of your investment increases.

  - Family Member Discount. Members of your family who live at the same address can combine investments (except purchases of the Money Market Fund), possibly reducing the sales charge.


  - Lifetime Additional Discount. You can add the value of any of the Nationwide Mutual Funds' Class A and Class D shares you already own (except the Money Market Fund) with the value of the shares you are purchasing, which may reduce the applicable sales charge.



  - Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance to purchase Class A or Class D shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.


  - No sales charge on a repurchase. If you sell shares from your Nationwide account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

  - Letter of Intent Discount. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares (excluding the Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A AND CLASS D SALES CHARGES

The Class A and Class D sales charges will be waived for the following purchases:


CLASS A SHARES SOLD TO:



  - Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with NAS to waive sales charges for those persons;



  - Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with NAS;

  - Any person who pays for the shares with the proceeds of a sale of mutual fund shares. To qualify, you must have paid an initial sales charge or CDSC on the shares sold. You must purchase the Class A shares within 60 days of the sale, and you must request the waiver when you purchase the Class A shares (NAS may require evidence that you qualify for this waiver); and



  - Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code.



CLASS D SHARES SOLD TO:



  - Trustees and retired Trustees of Nationwide Mutual Funds (including its predecessor Trusts);



  - Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grand-children) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial company, or any investment advisory clients of VMF, VSA, NAS and their affiliates; and



  - Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Farmland Insurance Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farmers' Association, Ruralite Services, Inc., and Southern States Cooperative).



Additional investors eligible for sales charge waivers may be found in the SAI.



CONVERSION OF CLASS B SHARES



After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.


HOW TO PLACE YOUR PURCHASE ORDER


If you wish to purchase shares, you may purchase them using one of the methods described below.



BY MAIL -- Complete and mail the application with a check or money order made payable to: Nationwide Advisory Services, Inc., P.O. Box 1492, Columbus, Ohio 43216-1492. Payment must be made in U.S. dollars only and drawn on a U.S. bank. NAS will not accept third-party checks.



BY WIRE -- You can request that your bank transmit funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call NAS by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to the Funds resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.



BY TELEPHONE (NAS NOW) -- Call 1-800-637-0012, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use NAS NOW to make purchases.



THROUGH AN AUTHORIZED BROKER -- NAS has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with NAS.



BY ON-LINE ACCESS -- Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once

         Buying, Selling and Exchanging Fund Shares


you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.


ADDITIONAL SHAREHOLDER SERVICES


Shareholders are entitled to a wide variety of services by contacting:



NAS NOW                                                           1-800-637-0012


Our customized voice-response system, available 24 hours a day, seven days a week


CUSTOMER SERVICE                                                  1-800-848-0920


Representatives are available to answer questions between 8 a.m. and 5 p.m. Eastern Time (Monday through Friday, except Thursday, in which case representatives are available between 9:30 a.m. and 5 p.m. Eastern Time).



For additional information on buying shares and shareholder services, call the customer service number listed above or contact your sales representative.


SELLING SHARES

You can sell -- also known as redeeming -- your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after NAS receives your
                                       properly completed order to sell in its
                                       offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.


Your order to sell shares can be made in writing, by telephone (if you authorized telephone transactions on your application) or by on-line access. Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.


RESTRICTIONS ON SALES


You may not be able to sell your shares of the Funds or the Funds may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.



SIGNATURE GUARANTEE



A signature guarantee is required under the following circumstances:



  - if a redemption is over $100,000,



  - if your account registration has changed within the last 30 days,



  - if the redemption check is made payable to anyone other than the registered shareholder,



  - if the proceeds are sent to a bank account not previously designated or changed within the past 30 days, or



  - if the proceeds are mailed to an address other than the address of record.



NAS reserves the right to require a signature guarantee in other circumstances, without notice.


CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A AND CLASS B SHARES


You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The sales charge is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. The amount of the sales charge will decrease as illustrated in the following chart:



                       1       2       3       4       5       6         7
     Sale within       year   years   years   years   years   years   years or more
-----------------------------------------------------------------------------------
Sales charge            5%      4%      3%      3%      2%      1%          0%



Properly completed orders contain all necessary paperwork to authorize and complete the transaction.
 NAS may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.



We do not impose a CDSC on Class B shares purchased through reinvested dividends and distributions. If you sell your Class B shares and reinvest the proceeds in Class B shares within 30 days, NAS will deposit an amount equal to any CDSC you paid into your account. We will also waive the CDSC if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.



Under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge (other than those investing in the Funds through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.


HOW TO PLACE YOUR SALE ORDER


You can request the sale of your shares in any of the following ways described below. A signature guarantee may be required under certain circumstances. Please refer back to the section entitled "Signature guarantee" on page 36.


BY TELEPHONE (NAS NOW) -- Calling 1-800-637-0012 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record, unless you
                                       declined this option on your application.
                                       Only the following types of accounts can use NAS NOW to sell shares: Individual,
Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-637-0012 after 7 p.m. Eastern Time to learn the day's closing share price.



CUSTOMER SERVICE LINE -- Unless you declined the telephone redemption privileges on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. You can sell shares of your IRA by telephone if we receive the proper forms. The distribution from an IRA will be subject to a mandatory 10% federal withholding tax, unless you inform us in writing not to withhold taxes. For additional information or to request the forms, please call the customer service line at 1-800-848-0920. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. NAS may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.



BY BANK WIRE -- NAS can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give NAS written notice of its termination.) Your funds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.



BY AUTOMATED CLEARING HOUSE (ACH) -- Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by NAS. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give NAS written notice of its termination.)



BY MAIL OR FAX -- Write a letter to Nationwide Advisory Services, Inc., P.O. Box 1492, Columbus, Ohio 43216-1492 or fax it to 614-249-8705. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must include your date of birth and indicate whether or not you want NAS to withhold federal income tax from your proceeds. Your sale of shares will be processed on the date NAS receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business


CAPITAL GAINS TAXES
 If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and
 Taxes -- Selling Fund Shares" on page 40.

         Buying, Selling and Exchanging Fund Shares


day. NAS reserves the right to require the original document if you fax your letter.



BY MONEY MARKET FUND CHECK WRITING -- Shareholders of Prime Shares of the Money Market Fund receive free check-writing privileges ($500 minimum). If you wish to withdraw your money this way, please complete the appropriate section of the application. There is no fee for this service, but the Fund reserves the right to charge for it or to terminate this service in the future. If you acquired your Money Market Fund shares through an exchange, the shares may be subject to a sales charge as described in "Exchanging Shares."



THROUGH AN AUTHORIZED BROKER -- NAS has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge fee for this services.



BY ON-LINE ACCESS -- Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, telephone or through an authorized broker as described in this Prospectus.


ACCOUNTS WITH LOW BALANCES


We may sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $250. Before the account is closed, we will give you notice and allow you 90 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts. This does not apply to Automatic Asset Accumulation accounts.


If the value of your Money Market Fund account falls below a daily average of $250 for any month, you will be charged a $2 monthly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account in the first week of the following month to cover the fee.


For additional information on selling your shares, call our customer service line at 1-800-848-0920 or see your sales representative.


DISTRIBUTION PLAN


In addition to the sales charges which you may pay for Class A and Class B shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits Class A and Class B shares of the Funds to compensate NAS -- as distributor -- for expenses associated with distributing the Funds' shares and providing shareholder services.


DISTRIBUTION AND SERVICE FEES


Under the Distribution Plan, Class A and Class B shares of the Funds pay NAS compensation accrued daily and paid monthly. The Funds shall pay amounts not exceeding an annual amount of:



        FUND/CLASS               AS A % OF DAILY NET ASSETS
----------------------------------------------------------------
All Funds -- Class A shares  0.25% (distribution or service fee)
 ................................................................
Stock Funds -- Class B
  shares                     1.00% (0.25% service fee)
 ................................................................
Bond Funds -- Class B
  shares                     0.85% (0.10% service fee)


Class D shares and Prime Shares of the Money Market Fund pay no 12b-1 fees.

Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another Fund within Nationwide Mutual Funds (except the Morley Capital Accumulation Fund) as long as they are the same class of shares, both accounts
                                       have the same owner, and your first
                                       purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of one of the Bond Funds for Class A shares of one of the Stock Funds, but you can't exchange Class A shares for Class B or Class D shares.



There is no sales charge for exchanges of Class B or Class D shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies. If you exchange Prime Shares of the Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid. If you exchange Class B shares for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. If you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the shares had been sold at the time they were exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B shares, the time you held Class B shares prior to the exchange will be counted for purposes of calculating the CDSC.


HOW TO PLACE YOUR EXCHANGE ORDER


You can request an exchange of shares in writing, by fax, by phone or by on-line access (see "Buying Shares -- How to place your purchase order" on page 35 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date NAS receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling NAS NOW, our automated voice-response system, or by logging on to our website. You will have automatic exchange privileges unless you request not to on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.


EXCESSIVE TRADING


The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Specifically, exchange activity may be limited to 12 exchanges within a one year period of 1% of a Fund's NAV. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.


CAPITAL GAINS TAXES
 Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes.
 Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see
 "Distribution and Taxes -- Exchanging Fund Shares" on page 40.

         DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you can earn from owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.


DISTRIBUTIONS OF INCOME DIVIDENDS


Every quarter, the Stock Funds distribute any available income dividends to shareholders; the Bond and Money Market Funds declare dividends daily and distribute them monthly. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.


TAX-FREE INCOME FUND

Generally, income from the Tax-Free Income Fund will be exempt from federal income taxes, although it is possible that a small portion could be taxable. Any taxable distributions will be reported in a Form 1099. Although the distributions may be exempt from federal income taxes, they may be subject to state and local taxes. Please be aware that income that is exempt from federal income taxes may be considered in addition to taxable income for purposes of determining whether Social Security payments received by a shareholder are subject to federal income taxes. Certain income not subject to the normal federal income tax may be subject to the federal alternative minimum tax. To determine whether a tax-free fund is right for you, please speak with your tax adviser.

DISTRIBUTIONS OF CAPITAL GAINS


If a Fund has net realized capital gains at the end of the calendar year (meaning the gains from sales of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, such as interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.


REINVESTING DISTRIBUTIONS


All income and capital gains distributions will be reinvested in shares of the Fund. You may request a payment in cash in writing if distributions are in excess of $5. You are subject to tax on reinvested distributions. If distribution checks (1) are returned as marked as "undeliverable" or (2) remain uncashed for six months, your account
                                        will be changed automatically so that
                                        all future distributions are reinvested
                                        in your account. Checks that remain
uncashed for six months will be cancelled and the money reinvested in a Fund as of the cancellation date. No interest is paid during the time the check is outstanding.


You may be subject to federal backup withholding at a rate of 31% of each distribution unless you certify that the taxpayer identification number you gave us is correct, and that you are not subject to withholding. (We will, however, withhold taxes if the Internal Revenue Service notifies us that such certifications are not accurate, or as may otherwise be required under the Internal Revenue Code.)


CHANGING YOUR DISTRIBUTION OPTION
If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.


STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES


Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of the tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, such as interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.


EXCHANGING FUND SHARES


Exchanging your shares of one Fund is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

         FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. Except for the Money Market Fund, information is for one Class D share outstanding through the periods ended October 31, which includes information for the Funds and their respective predecessors (prior to May 11, 1998, shares of the Funds' predecessors were without class designation). The table for each Fund also includes information for the Class A and Class B shares for the period from May 11, 1998 to October 31, 1998 and for the year ended October 31, 1999. For the Money Market Fund, information is for one share outstanding through the years ended October 31, which includes information for the Fund and its predecessor. As of January 4, 1999, the shares of the Money Market Fund covered by this prospectus were renamed Prime Shares.



                                                                          MID CAP GROWTH FUND
                                       ------------------------------------------------------------------------------------------
                                        YEAR ENDED OCTOBER 31,      PERIOD ENDED OCTOBER 31, 1998     YEAR ENDED OCTOBER 31, 1999
                                       ------------------------    -------------------------------    ---------------------------
                                        1995     1996     1997     CLASS D    CLASS A     CLASS B     CLASS D   CLASS A   CLASS B
                                       ------   ------   ------    --------   --------    --------    -------   -------   -------
NET ASSET VALUE -- BEGINNING OF
  PERIOD                               $15.11   $18.17   $19.47     $22.87    $ 19.67     $ 19.67     $17.61    $17.67    $17.54
Income from investment operations
  Net investment income (loss)          (0.01)    0.01     0.04      (0.06)     (0.03)      (0.07)     (0.02)    (0.03)    (0.12)
  Net realized gain (loss) and
    unrealized appreciation
    (depreciation)                       3.23     3.28     4.38       1.29      (1.97)      (2.06)      2.34      2.30      2.26
                                       ------   ------   ------     ------    -------     -------     ------    ------    ------
    Total from investment operations     3.22     3.29     4.42       1.23      (2.00)      (2.13)      2.32      2.27      2.14
                                       ------   ------   ------     ------    -------     -------     ------    ------    ------
Less distributions
  Dividends from net investment
    income                              (0.01)      --    (0.03)        --         --          --         --        --        --
  Distributions from net realized
    gain from investment
    transactions                        (0.15)   (1.99)   (0.99)     (6.49)        --          --      (0.24)    (0.24)    (0.24)
                                       ------   ------   ------     ------    -------     -------     ------    ------    ------
    Total distributions                 (0.16)   (1.99)   (1.02)     (6.49)        --          --      (0.24)    (0.24)    (0.24)
Net increase (decrease) in net asset
  value                                  3.06     1.30     3.40      (5.26)     (2.00)      (2.13)      2.08      2.03      1.90

NET ASSET VALUE -- END OF PERIOD       $18.17   $19.47   $22.87     $17.61    $ 17.67     $ 17.54     $19.69    $19.70    $19.44
                                       ======   ======   ======     ======    =======     =======     ======    ======    ======
Total return                            21.57%   19.41%   23.66%      5.11%    (10.17)%    (10.83)%    13.31%    12.98%    12.33%
Ratios and supplemental data
  Net assets at end of period
    (000's)                            $7,594   $9,095   $9,541     $9,022    $   305     $   251     $9,865    $1,244    $  918
  Expenses to average net assets         1.47%    1.44%    0.96%      0.93%      1.23%(a)    2.00%(a)   1.00%     1.25%     2.00%
  Expenses to average net assets*        1.72%    1.69%    1.70%      1.57%      2.21%(a)    2.98%(a)   1.53%     1.83%     2.59%
  Net investment income (loss) to
    average net assets                  (0.05)%   0.03%    0.20%     (0.30)%    (0.70)%(a)   (1.47)%(a)  (0.09)%  (0.24)%  (1.01)%
  Net investment income (loss) to
    average net assets*                 (0.30)%  (0.22)%  (0.54)%    (0.94)%    (1.68)%(a)   (2.45)%(a)  (0.62)%  (0.82)%  (1.60)%
  Portfolio turnover(b)                 29.19%   17.19%   40.69%     46.33%     46.33%      46.33%     36.58%    36.58%    36.58%


---------------


* Ratios calculated as if no expenses were waived or reimbursed.


(a) Annualized.


(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

         Financial Highlights


                                                                           GROWTH FUND
                                 ------------------------------------------------------------------------------------------------
                                     YEAR ENDED OCTOBER 31,       PERIOD ENDED OCTOBER 31, 1998     YEAR ENDED OCTOBER 31, 1999
                                 ------------------------------   -----------------------------    ------------------------------
                                   1995       1996       1997     CLASS D    CLASS A    CLASS B     CLASS D     CLASS A   CLASS B
                                 --------   --------   --------   --------   -------    -------    ----------   -------   -------
NET ASSET VALUE -- BEGINNING OF
  PERIOD                         $  11.35   $  13.22   $  13.34   $  16.32   $16.51     $16.51     $    16.02   $16.02    $15.98
Income from investment
  operations
  Net investment income (loss)       0.21       0.16       0.12       0.03    (0.02)     (0.04)          0.03     0.01     (0.06)
  Net realized gain (loss) and
    unrealized appreciation
    (depreciation)                   2.10       1.36       3.94       2.32    (0.47)     (0.49)          2.65     2.64      2.59
                                 --------   --------   --------   --------   ------     ------     ----------   ------    ------
    Total from investment
      operations                     2.31       1.52       4.06       2.35    (0.49)     (0.53)          2.68     2.65      2.53
                                 --------   --------   --------   --------   ------     ------     ----------   ------    ------
Less distributions
  Dividends from net investment
    income                          (0.20)     (0.16)     (0.12)     (0.04)*     --         --          (0.03)   (0.01)       --
  Distributions from net
    realized gain from
    investment transactions         (0.24)     (1.24)     (0.96)     (2.61)      --         --          (0.31)   (0.31)    (0.31)
                                 --------   --------   --------   --------   ------     ------     ----------   ------    ------
    Total distributions             (0.44)     (1.40)     (1.08)     (2.65)      --         --          (0.34)   (0.32)    (0.31)
Net increase (decrease) in net
  asset value                        1.87       0.12       2.98      (0.30)   (0.49)     (0.53)          2.34     2.33      2.22

NET ASSET VALUE -- END OF
  PERIOD                         $  13.22   $  13.34   $  16.32   $  16.02   $16.02     $15.98     $    18.36   $18.35    $18.20
                                 ========   ========   ========   ========   ======     ======     ==========   ======    ======
Total return                        21.01%     12.36%     32.12%     15.94%   (2.97)%    (3.21)%        17.07%   16.85%    16.12%
Ratios and supplemental data
  Net assets at end of period
    (000's)                      $582,927   $655,616   $818,124   $914,178   $2,830     $1,557     $1,014,687   $7,654    $6,210
  Expenses to average net
    assets                           0.66%      0.64%      0.64%      0.73%    1.11%(a)   1.88%(a)       0.80%    1.04%     1.79%
  Net investment income (loss)
    to average net assets            1.66%      1.20%      0.81%      0.19%   (0.38)%(a)  (1.16)%(a)       0.19%  (0.02)%  (0.76)%
  Portfolio turnover (b)            27.10%     25.61%     45.07%     38.61%   38.61%     38.61%         35.18%   35.18%    35.18%


---------------


* Includes $(0.01) dividend in excess of net investment income.


(a)  Annualized.


(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

                                                                       NATIONWIDE FUND
                             ----------------------------------------------------------------------------------------------------
                                  YEAR ENDED OCTOBER 31,         PERIOD ENDED OCTOBER 31, 1998      YEAR ENDED OCTOBER 31, 1999
                             --------------------------------   -------------------------------    ------------------------------
                               1995       1996        1997       CLASS D     CLASS A    CLASS B     CLASS D     CLASS A   CLASS B
                             --------   --------   ----------   ----------   -------    -------    ----------   -------   -------
NET ASSET
  VALUE -- BEGINNING OF
  PERIOD                     $  16.12   $  17.35   $    20.41   $    26.57   $ 29.94    $ 29.94    $    30.26   $ 30.30   $ 30.18
Income from investment
  operations
  Net investment income
    (loss)                       0.31       0.36         0.31         0.30      0.06         --          0.25      0.17     (0.03)
  Net realized gain and
    unrealized appreciation      2.49       3.98         7.44         6.23      0.38       0.27          2.82      2.84      2.79
                             --------   --------   ----------   ----------   -------    -------    ----------   -------   -------
    Total from investment
      operations                 2.80       4.34         7.75         6.53      0.44       0.27          3.07      3.01      2.76
                             --------   --------   ----------   ----------   -------    -------    ----------   -------   -------
Less distributions
  Dividends from net
    investment income           (0.31)     (0.35)       (0.31)       (0.30)    (0.08)     (0.03)        (0.24)    (0.11)       --
  Distributions from net
    realized gain from
    investment transactions     (1.26)     (0.93)       (1.28)       (2.54)       --         --         (0.49)    (0.49)    (0.49)
                             --------   --------   ----------   ----------   -------    -------    ----------   -------   -------
    Total distributions         (1.57)     (1.28)       (1.59)       (2.84)    (0.08)     (0.03)        (0.73)    (0.60)    (0.49)
Net increase (decrease) in
  net asset value                1.23       3.06         6.16         3.69      0.35       0.24          2.34      2.41      2.27

NET ASSET VALUE -- END OF
  PERIOD                     $  17.35   $  20.41   $    26.57   $    30.26   $ 30.30    $ 30.18    $    32.60   $ 32.71   $ 32.45
                             ========   ========   ==========   ==========   =======    =======    ==========   =======   =======
Total return                    19.24%     26.11%       40.17%       25.73%     1.48%      0.90%        10.27%    10.05%     9.22%
Ratios and supplemental
  data
  Net assets at end of
    period (000's)           $795,666   $958,590   $1,448,422   $2,172,101   $19,746    $13,493    $2,443,493   $54,223   $44,994
  Expenses to average net
    assets                       0.63%      0.61%        0.60%        0.66%     1.00%(a)    1.75%(a)       0.73%    0.96%    1.72%
  Net investment income
    (loss) to average net
    assets                       1.95%      1.89%        1.32%        1.00%     0.54%(a)   (0.20)%(a)       0.78%    0.53%   (0.21)%
  Portfolio turnover (b)        16.50%     16.71%       14.94%       13.47%    13.47%     13.47%        13.88%    13.88%    13.88%


---------------


(a) Annualized.


(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

         Financial Highlights


                                                                             BOND FUND
                                   ----------------------------------------------------------------------------------------------
                                       YEAR ENDED OCTOBER 31,       PERIOD ENDED OCTOBER 31, 1998    YEAR ENDED OCTOBER 31, 1999
                                   ------------------------------   -----------------------------    ----------------------------
                                     1995       1996       1997     CLASS D    CLASS A    CLASS B    CLASS D    CLASS A   CLASS B
                                   --------   --------   --------   --------   -------    -------    --------   -------   -------
NET ASSET VALUE -- BEGINNING OF
  PERIOD                           $   8.46   $   9.50   $   9.34   $   9.49   $ 9.52     $ 9.52     $   9.76   $ 9.75    $ 9.75
Income from investment operations
  Net investment income                0.63       0.61       0.60       0.57     0.26       0.23         0.55     0.53      0.47
  Net realized gain (loss) and
    unrealized appreciation
    (depreciation)                     1.04      (0.15)      0.15       0.27     0.23       0.23        (0.67)   (0.68)    (0.67)
                                   --------   --------   --------   --------   ------     ------     --------   ------    ------
    Total from investment
      operations                       1.67       0.46       0.75       0.84     0.49       0.46        (0.12)   (0.15)    (0.20)
                                   --------   --------   --------   --------   ------     ------     --------   ------    ------
Less distributions
  Dividends from net investment
    income                            (0.63)     (0.62)     (0.60)     (0.57)   (0.26)     (0.23)       (0.55)   (0.53)    (0.47)
                                   --------   --------   --------   --------   ------     ------     --------   ------    ------
    Total distributions               (0.63)     (0.62)     (0.60)     (0.57)   (0.26)     (0.23)       (0.55)   (0.53)    (0.47)
Net increase (decrease) in net
  asset value                          1.04      (0.16)      0.15       0.27     0.23       0.23        (0.67)   (0.68)    (0.67)

NET ASSET VALUE -- END OF PERIOD   $   9.50   $   9.34   $   9.49   $   9.76   $ 9.75     $ 9.75     $   9.09   $ 9.07    $ 9.08
                                   ========   ========   ========   ========   ======     ======     ========   ======    ======
Total return                          20.41%      5.05%      8.33%      9.11%    5.18%      4.85%       (1.24)%  (1.58)%   (2.07)%
Ratios and supplemental data
  Net assets at end of period
    (000's)                        $133,633   $133,253   $124,404   $134,822   $1,365     $  490     $125,451   $3,186    $1,662
  Expenses to average net assets       0.71%      0.70%      0.72%      0.78%    1.17%(a)   1.81%(a)     0.83%    1.08%     1.68%
  Net investment income (loss) to
    average net assets                 7.04%      6.60%      6.43%      5.93%    5.48%(a)   4.93%(a)     5.86%    5.67%     5.07%
  Portfolio turnover(b)               70.40%     38.95%     70.63%     70.31%   70.31%     70.31%       64.26%   64.26%    64.26%


---------------


(a)  Annualized.


(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

                                                                        TAX-FREE INCOME FUND
                                   ----------------------------------------------------------------------------------------------
                                       YEAR ENDED OCTOBER 31,       PERIOD ENDED OCTOBER 31, 1998    YEAR ENDED OCTOBER 31, 1999
                                   ------------------------------   -----------------------------    ----------------------------
                                     1995       1996       1997     CLASS D    CLASS A    CLASS B    CLASS D    CLASS A   CLASS B
                                   --------   --------   --------   --------   -------    -------    --------   -------   -------
NET ASSET VALUE -- BEGINNING OF
  PERIOD                           $   9.40   $  10.22   $  10.24   $  10.51   $10.48     $10.48     $  10.66   $10.65    $10.66
Income from investment operations
  Net investment income                0.51       0.51       0.50       0.50     0.23       0.20         0.51     0.49      0.42
  Net realized gain (loss) and
    unrealized appreciation
    (depreciation)                     0.84       0.02       0.27       0.23     0.17       0.18        (0.84)   (0.82)    (0.83)
                                   --------   --------   --------   --------   ------     ------     --------   ------    ------
    Total from investment
      operations                       1.35       0.53       0.77       0.73     0.40       0.38        (0.33)   (0.33)    (0.41)
                                   --------   --------   --------   --------   ------     ------     --------   ------    ------
Less distributions
  Dividends from net investment
    income                            (0.53)     (0.51)     (0.50)     (0.50)   (0.23)     (0.20)       (0.51)   (0.49)    (0.43)
  Distributions from net realized
    gain from investment
    transactions                         --         --         --      (0.08)      --         --        (0.04)   (0.04)    (0.04)
                                   --------   --------   --------   --------   ------     ------     --------   ------    ------
    Total distributions               (0.53)     (0.51)     (0.50)     (0.58)   (0.23)     (0.20)       (0.55)   (0.53)    (0.47)
Net increase (decrease) in net
  asset value                          0.82       0.02       0.27       0.15     0.17       0.18        (0.88)   (0.86)    (0.88)

NET ASSET VALUE -- END OF PERIOD   $  10.22   $  10.24   $  10.51   $  10.66   $10.65     $10.66     $   9.78   $ 9.79    $ 9.78
                                   ========   ========   ========   ========   ======     ======     ========   ======    ======
Total return                          14.66%      5.31%      7.72%      7.09%    3.86%      3.66%       (3.21)%  (3.26)%   (4.02)%
Ratios and supplemental data
  Net assets at end of period
    (000's)                        $262,484   $264,642   $256,486   $263,662   $  601     $1,477     $226,270   $2,383    $3,746
  Expenses to average net assets       0.98%      0.96%      0.96%      0.85%    1.06%(a)   1.66%(a)     0.71%    0.96%     1.56%
  Expenses to average net assets*      1.13%      1.11%      1.11%      0.93%      --         --           --       --        --
  Net investment income to
    average net assets                 5.20%      4.98%      4.85%      4.73%    4.50%(a)   3.94%(a)     4.93%    4.73%     4.12%
  Net investment income to
    average net assets*                5.05%      4.83%      4.70%      4.65%      --         --           --       --        --
  Portfolio turnover (b)              31.70%     24.15%     39.49%     28.88%   28.88%     28.88%       42.26%   42.26%    42.26%


---------------


* Ratios calculated as if no expenses were waived or reimbursed.


(a)  Annualized.


(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

         Financial Highlights


                                                                   LONG-TERM GOVERNMENT BOND FUND
                                    ---------------------------------------------------------------------------------------------
                                      YEAR ENDED OCTOBER 31,        PERIOD ENDED OCTOBER 31, 1998     YEAR ENDED OCTOBER 31, 1999
                                    ---------------------------    -------------------------------    ---------------------------
                                     1995      1996      1997      CLASS D    CLASS A     CLASS B     CLASS D   CLASS A   CLASS B
                                    -------   -------   -------    --------   --------    --------    -------   -------   -------
NET ASSET VALUE -- BEGINNING OF
  PERIOD                            $ 10.12   $ 11.07   $ 10.92    $ 11.19     $11.24      $11.24     $ 11.77   $11.77    $11.76
Income from investment operations
  Net investment income                0.68      0.68      0.66       0.63       0.28        0.25        0.61     0.59      0.52
  Net realized gain (loss) and
    unrealized appreciation
    (depreciation)                     0.95     (0.15)     0.27       0.58       0.53        0.52       (0.89)   (0.90)    (0.89)
                                    -------   -------   -------    -------     ------      ------     -------   ------    ------
    Total from investment
      operations                       1.63      0.53      0.93       1.21       0.81        0.77       (0.28)   (0.31)    (0.37)
                                    -------   -------   -------    -------     ------      ------     -------   ------    ------
Less distributions
  Dividends from net investment
    income                            (0.68)    (0.68)    (0.66)     (0.63)     (0.28)      (0.25)      (0.61)   (0.58)    (0.51)
                                    -------   -------   -------    -------     ------      ------     -------   ------    ------
    Total distributions               (0.68)    (0.68)    (0.66)     (0.63)     (0.28)      (0.25)      (0.61)   (0.58)    (0.51)
Net increase (decrease) in net
  asset value                          0.95     (0.15)     0.27       0.58       0.53        0.52       (0.89)   (0.89)    (0.88)

NET ASSET VALUE -- END OF PERIOD    $ 11.07   $ 10.92   $ 11.19    $ 11.77     $11.77      $11.76     $ 10.88   $10.88    $10.88
                                    =======   =======   =======    =======     ======      ======     =======   ======    ======
Total return                          16.68%     5.01%     8.84%     11.15%      7.32%       6.90%      (2.39)%  (2.63)%   (3.15)%
Ratios and supplemental data
  Net assets at end of period
    (000's)                         $69,190   $58,737   $48,549    $40,946     $  201      $  352     $32,117   $2,041    $1,876
  Expenses to average net assets       0.89%     0.84%     0.85%      0.82%      1.04%(a)    1.64%(a)    0.79%    1.04%     1.64%
  Expenses to average net assets*      1.58%     1.59%     1.60%      1.28%      1.28%(a)    1.90%(a)    0.89%    1.14%     1.74%
  Net investment income (loss) to
    average net assets                 6.42%     6.26%     6.04%      5.55%      5.09%(a)    4.52%(a)    5.33%    5.29%     4.68%
  Net investment income (loss) to
    average net assets*                5.73%     5.51%     5.29%      5.09%      4.85%(a)    4.26%(a)    5.44%    5.19%     4.58%
  Portfolio turnover(b)              140.55%    21.04%    52.10%     51.12%     51.12%      51.12%      84.33%   84.33%    84.33%


---------------


* Ratios calculated as if no expenses were waived or reimbursed.


(a)  Annualized.


(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

                                                               INTERMEDIATE U.S. GOVERNMENT BOND FUND
                                    ---------------------------------------------------------------------------------------------
                                      YEAR ENDED OCTOBER 31,        PERIOD ENDED OCTOBER 31, 1998     YEAR ENDED OCTOBER 31, 1999
                                    ---------------------------    -------------------------------    ---------------------------
                                     1995      1996      1997      CLASS D    CLASS A     CLASS B     CLASS D   CLASS A   CLASS B
                                    -------   -------   -------    --------   --------    --------    -------   -------   -------
NET ASSET VALUE -- BEGINNING OF
  PERIOD                            $  9.22   $ 10.12   $ 10.04    $ 10.31     $10.24      $10.24     $ 10.57   $ 10.56   $10.55
Income from investment operations
  Net investment income                0.59      0.59      0.59       0.56       0.26        0.23        0.53      0.51     0.45
  Net realized gain (loss) and
    unrealized appreciation
    (depreciation)                     0.89     (0.08)     0.27       0.34       0.32        0.31       (0.63)    (0.62)   (0.61)
                                    -------   -------   -------    -------     ------      ------     -------   -------   ------
    Total from investment
      operations                       1.48      0.51      0.86       0.90       0.58        0.54       (0.10)    (0.11)   (0.16)
                                    -------   -------   -------    -------     ------      ------     -------   -------   ------
Less distributions
  Dividends from net investment
    income                            (0.58)    (0.59)**   (0.59)    (0.56)     (0.26)      (0.23)      (0.53)    (0.51)   (0.45)
  Distributions from net realized
    gain from investment
    transactions                         --        --        --      (0.08)        --          --       (0.05)    (0.05)   (0.05)
                                    -------   -------   -------    -------     ------      ------     -------   -------   ------
    Total distributions               (0.58)    (0.59)    (0.59)     (0.64)     (0.26)      (0.23)      (0.58)    (0.56)   (0.50)
Net increase (decrease) in net
  asset value                          0.90     (0.08)     0.27       0.26       0.32        0.31       (0.68)    (0.67)   (0.66)

NET ASSET VALUE -- END OF PERIOD    $ 10.12   $ 10.04   $ 10.31    $ 10.57     $10.56      $10.55     $  9.89   $  9.89   $ 9.89
                                    =======   =======   =======    =======     ======      ======     =======   =======   ======
Total return                          16.47%     5.28%     8.86%      9.03%      5.69%       5.29%      (0.93)%   (1.05)%  (1.57)%
Ratios and supplemental data
  Net assets at end of period
    (000's)                         $39,777   $39,497   $41,328    $50,849     $  332      $  297     $52,260   $49,601   $1,148
  Expenses to average net assets       1.08%     1.06%     1.07%      0.92%      1.04%(a)    1.64%(a)    0.79%     0.99%    1.64%
  Expenses to average net assets*      1.23%     1.21%     1.22%      1.03%      1.17%(a)    1.86%(a)    0.81%     1.15%    1.65%
  Net investment income (loss) to
    average net assets                 5.92%     5.86%     5.85%      5.43%      5.10%(a)    4.59%(a)    5.24%     5.13%    4.44%
  Net investment income (loss) to
    average net assets(*)              5.77%     5.71%     5.70%      5.32%      4.97%(a)    4.37%(a)    5.26%     5.29%    4.45%
  Portfolio turnover(b)               25.40%     9.30%    26.58%     59.52%     59.52%      59.52%      51.86%    51.86%   51.86%


---------------


* Ratios calculated as if no expenses were waived or reimbursed.
** Includes $(0.01) dividend in excess of net investment income.
(a) Annualized.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

         Financial Highlights


                                                                                     MONEY MARKET FUND
                                                              ---------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,               PRIME SHARES(A)
                                                              -------------------------------------------       YEAR ENDED
                                                                1995       1996       1997        1998       OCTOBER 31, 1999
                                                              --------   --------   --------   ----------    ----------------
NET ASSET VALUE -- BEGINNING OF PERIOD                        $   1.00   $   1.00   $   1.00   $     1.00       $     1.00
Income from investment operations
  Net investment income                                           0.05       0.05       0.05         0.05             0.05
                                                              --------   --------   --------   ----------       ----------
    Total from investment operations                              0.05       0.05       0.05         0.05             0.05
                                                              --------   --------   --------   ----------       ----------
Less distributions
  Dividends from net investment income                           (0.05)     (0.05)     (0.05)       (0.05)           (0.05)
                                                              --------   --------   --------   ----------       ----------
    Total distributions                                          (0.05)     (0.05)     (0.05)       (0.05)           (0.05)

NET ASSET VALUE -- END OF PERIOD                              $   1.00   $   1.00   $   1.00   $     1.00       $     1.00
                                                              ========   ========   ========   ==========       ==========
Total return                                                      5.46%      5.05%      5.07%        5.15%            4.61%
Ratios and supplemental data
  Net assets at end of period (000's)                         $604,711   $729,500   $820,657   $1,048,689       $1,345,342
  Expenses to average net assets                                  0.62%      0.60%      0.59%        0.59%            0.61%
  Expenses to average net assets*                                 0.67%      0.65%      0.64%        0.64%              --
  Net investment income (loss) to average net assets              5.34%      4.93%      4.96%        4.96%            4.52%
  Net investment income (loss) to average net assets*             5.29%      4.88%      4.91%        4.91%              --


---------------


* Ratios calculated as if no expenses were waived or reimbursed.
(a) On January 4, 1999, the existing share of the Nationwide
    Money Market Fund were renamed Prime Shares.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following documents contain additional information about the Funds. To obtain a document free of charge, contact us at the address or number listed below.


- SAI (incorporated by reference in this Prospectus)



- Annual Report (which contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance)



- Semi-Annual Report


FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Advisory Services, Inc.

P.O. Box 1492


Columbus, Ohio 43216-1492

(614) 249-8705 (fax)

Nationwide Logo

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:


1-800-848-0920 (toll free, 8 a.m.- 5 p.m. Eastern Time (Monday through Friday, except Thursday, in which case representatives are available between 9:30 a.m. and 5 p.m. Eastern Time.))


FOR 24-HOUR ACCOUNT ACCESS:


1-800-637-0012 (toll free)
Also, visit the Nationwide Family of Funds' website at www.nationwidefunds.com.


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:


Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)


BY MAIL:


Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)



ON THE EDGAR DATABASE VIA THE INTERNET:



www.sec.gov



BY ELECTRONIC REQUEST:



publicinfo@sec.gov


Investment Company Act File No. 811-08495

NATIONWIDE FAMILY OF FUNDS
THREE NATIONWIDE PLAZA
COLUMBUS, OHIO 43215-2220

                                                                 PRSRT STD
                                                                 US POSTAGE
                                                                    PAID
                                                                CLEVELAND OH
                                                               PERMIT NO 2112


HS-409-N

                       STATEMENT OF ADDITIONAL INFORMATION


                                 AUGUST 1, 2000



                             NATIONWIDE MUTUAL FUNDS


      NATIONWIDE QUEST FUND (FORMERLY THE "NATIONWIDE MID CAP GROWTH FUND")

                             NATIONWIDE GROWTH FUND
                                 NATIONWIDE FUND
                              NATIONWIDE BOND FUND
                         NATIONWIDE TAX-FREE INCOME FUND
                 NATIONWIDE LONG-TERM U.S. GOVERNMENT BOND FUND
                NATIONWIDE INTERMEDIATE U.S. GOVERNMENT BOND FUND
                          NATIONWIDE MONEY MARKET FUND
                         NATIONWIDE S & P 500 INDEX FUND
                          PRESTIGE LARGE CAP VALUE FUND
                         PRESTIGE LARGE CAP GROWTH FUND
                             PRESTIGE BALANCED FUND
                             PRESTIGE SMALL CAP FUND
                           PRESTIGE INTERNATIONAL FUND
                        MORLEY CAPITAL ACCUMULATION FUND
                        NORTHPOINTE SMALL CAP VALUE FUND
                          NATIONWIDE GROWTH FOCUS FUND
              NATIONWIDE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND
                      NATIONWIDE GLOBAL LIFE SCIENCES FUND


      Nationwide Mutual Funds (the "Trust") is a registered open-end investment company consisting of 32 series as of the date hereof. This Statement of Additional Information relates to 19 series of the Trust which are listed above (each, a "Fund" and collectively, the "Funds").


      This Statement of Additional Information is not a prospectus but the Statement of Additional Information is incorporated by reference into the Prospectuses for the Funds. It contains information in addition to and more detailed than that set forth in the Prospectuses and should be read in conjunction with the Prospectuses. Terms not defined in this Statement of Additional Information have the meanings assigned to them in the Prospectuses. The Prospectuses may be obtained from Nationwide Advisory Services, Inc., P.O. Box 1492, Three Nationwide Plaza, Columbus, Ohio 43216-1492, or by calling toll free 1-800-848-0920.

TABLE OF CONTENTS                                                                      PAGE
-----------------                                                                      ----
General Information and History.................................................         1
Additional Information on Portfolio Instruments and Investment Policies.........         1
Description of Portfolio Instruments and Investment Policies....................         6
Investment Restrictions.........................................................        44
Trustees and Officers of the Trust..............................................        49
Investment Advisory and Other Services..........................................        51
Brokerage Allocation............................................................        73
Additional Information on Purchases and Sales...................................        76
Valuation of Shares.............................................................        85
Investor Strategies.............................................................        87
Investor Privileges.............................................................        88
Investor Services...............................................................        90
Fund Performance Advertising....................................................        92
Additional Information..........................................................        96
Additional General Tax Information..............................................        97
Major Shareholders..............................................................       104
Financial Statements............................................................       117
Appendix A - Bond Ratings.......................................................       118


GENERAL INFORMATION AND HISTORY

      Nationwide Mutual Funds (the "Trust"), formerly Nationwide Investing Foundation III ("NIF III"), is an open-end management investment company organized under the laws of Ohio by a Declaration of Trust, dated as of October 30, 1997, as subsequently amended. The Trust currently consists of 32 separate series, each with its own investment objective. Each of the Funds, except for the S&P 500 Index Fund and the International Fund, is a diversified fund as defined in the Investment Company Act of 1940.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

      The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectuses for the Funds highlight the principal investment strategies, investment techniques and risks. This Statement of Additional Information ("SAI") contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. A "Y" in the table indicates that the Fund may invest in or follow the corresponding instrument or technique. An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Long-Term   Intermediate
                                                   Quest (fka                                         U.S.         U.S.
                                                    "Mid Cap                             Tax Free  Government   Government  Money
         TYPE OF INVESTMENT OR TECHNIQUE            Growth")   Growth  Nationwide  Bond   Income      Bond         Bond     Market
-----------------------------------------------------------------------------------------------------------------------------------
U.S. common stocks                                     Y          Y         Y
-----------------------------------------------------------------------------------------------------------------------------------
Preferred stocks                                       Y          Y         Y
-----------------------------------------------------------------------------------------------------------------------------------
Small company stocks                                              Y         Y
-----------------------------------------------------------------------------------------------------------------------------------
Special situation companies                            Y
-----------------------------------------------------------------------------------------------------------------------------------
Illiquid securities                                    Y          Y         Y        Y       Y          Y           Y          Y
-----------------------------------------------------------------------------------------------------------------------------------
Restricted securities                                  Y          Y         Y        Y       Y          Y           Y          Y
-----------------------------------------------------------------------------------------------------------------------------------
When-issued/delayed-delivery securities                Y          Y         Y        Y       Y          Y           Y          Y
-----------------------------------------------------------------------------------------------------------------------------------
Investment companies                                   Y          Y         Y        Y       Y          Y           Y
-----------------------------------------------------------------------------------------------------------------------------------
Real estate investment trusts (REITS)
-----------------------------------------------------------------------------------------------------------------------------------
Securities of foreign issuers                          Y          Y         Y        Y                                         Y
-----------------------------------------------------------------------------------------------------------------------------------
Depository receipts                                    Y          Y         Y
-----------------------------------------------------------------------------------------------------------------------------------
Securities from developing countries/emerging markets
-----------------------------------------------------------------------------------------------------------------------------------
Convertible securities                                 Y          Y         Y
-----------------------------------------------------------------------------------------------------------------------------------
Long-term debt                                                                       Y       Y          Y           Y
-----------------------------------------------------------------------------------------------------------------------------------
Short-term debt                                        Y          Y         Y        Y       Y          Y           Y          Y
-----------------------------------------------------------------------------------------------------------------------------------
Floating and variable rate securities                  Y          Y         Y        Y       Y          Y           Y          Y
-----------------------------------------------------------------------------------------------------------------------------------
Zero coupon securities                                                               Y       Y          Y           Y
-----------------------------------------------------------------------------------------------------------------------------------
Pay-in-kind bonds
-----------------------------------------------------------------------------------------------------------------------------------
Deferred payment securities
-----------------------------------------------------------------------------------------------------------------------------------
Non-investment grade debt                                                            Y       Y
-----------------------------------------------------------------------------------------------------------------------------------
Loan participations and assignments                                                                                            Y
-----------------------------------------------------------------------------------------------------------------------------------
Sovereign debt (foreign)                                                             Y                                         Y
-----------------------------------------------------------------------------------------------------------------------------------
Foreign commercial paper
-----------------------------------------------------------------------------------------------------------------------------------
Duration                                                                                                Y           Y
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government securities                             Y          Y         Y        Y       Y          Y           Y          Y
-----------------------------------------------------------------------------------------------------------------------------------
Money market instruments                               Y          Y         Y        Y       Y          Y           Y          Y
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                 S & P Prestige  Prestige                                     Morley     NorthPointe
                                                  500  Large Cap Large Cap Prestige Prestige    Prestige      Capital     Small Cap
         TYPE OF INVESTMENT OR TECHNIQUE         Index   Value    Growth   Balanced Small Cap International Accumulation    Value
------------------------------------------------------------------------------------------------------------------------------------
U.S. common stocks                                 Y       Y         Y        Y         Y                                     Y
------------------------------------------------------------------------------------------------------------------------------------
Preferred stocks                                           Y         Y        Y                                               Y
------------------------------------------------------------------------------------------------------------------------------------
Small company stocks                                       Y         Y        Y         Y           Y                         Y
------------------------------------------------------------------------------------------------------------------------------------
Special situation companies                        Y       Y         Y        Y         Y           Y                         Y
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities                                                  Y        Y         Y           Y            Y            Y
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities                                      Y         Y        Y         Y           Y            Y            Y
------------------------------------------------------------------------------------------------------------------------------------
When-issued/delayed-delivery securities                    Y         Y        Y         Y           Y            Y            Y
------------------------------------------------------------------------------------------------------------------------------------
Investment companies                               Y       Y         Y        Y         Y           Y                         Y
------------------------------------------------------------------------------------------------------------------------------------
Real estate investment trusts (REITS)                                Y        Y         Y                                     Y
------------------------------------------------------------------------------------------------------------------------------------
Securities of foreign issuers                              Y         Y        Y         Y           Y            Y            Y
------------------------------------------------------------------------------------------------------------------------------------
Depository receipts                                        Y         Y        Y         Y           Y                         Y
------------------------------------------------------------------------------------------------------------------------------------
Securities from developing countries/emerging
markets                                                                       Y                                               Y
------------------------------------------------------------------------------------------------------------------------------------
Convertible securities                                     Y         Y        Y         Y           Y                         Y
------------------------------------------------------------------------------------------------------------------------------------
Long-term debt                                             Y         Y        Y         Y           Y
------------------------------------------------------------------------------------------------------------------------------------
Short-term debt                                    Y       Y         Y        Y         Y           Y            Y            Y
------------------------------------------------------------------------------------------------------------------------------------
Floating and variable rate securities                      Y         Y        Y         Y           Y            Y            Y
------------------------------------------------------------------------------------------------------------------------------------
Zero coupon securities                                               Y        Y         Y                        Y
------------------------------------------------------------------------------------------------------------------------------------
Pay-in-kind bonds                                                             Y
------------------------------------------------------------------------------------------------------------------------------------
Deferred payment securities                                Y         Y        Y                     Y
------------------------------------------------------------------------------------------------------------------------------------
Non-investment grade debt                                                     Y
------------------------------------------------------------------------------------------------------------------------------------
Loan participations and assignments                        Y                  Y         Y
------------------------------------------------------------------------------------------------------------------------------------
Sovereign debt (foreign)                                   Y         Y        Y         Y           Y            Y
------------------------------------------------------------------------------------------------------------------------------------
Foreign commercial paper                                                                            Y
------------------------------------------------------------------------------------------------------------------------------------
Duration                                                                      Y
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government securities                         Y       Y         Y        Y         Y           Y            Y            Y
------------------------------------------------------------------------------------------------------------------------------------
Money market instruments                           Y       Y         Y        Y         Y           Y            Y            Y
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
           TYPE OF INVESTMENT OR TECHNIQUE                 Growth Focus        Global Technology     Global Life Sciences
---------------------------------------------------------------------------------------------------------------------------
U.S. common stocks                                               Y                     Y                      Y
---------------------------------------------------------------------------------------------------------------------------
Preferred stocks                                                 Y                     Y
---------------------------------------------------------------------------------------------------------------------------
Small company stocks                                             Y                     Y                      Y
---------------------------------------------------------------------------------------------------------------------------
Special situation companies                                      Y                     Y
---------------------------------------------------------------------------------------------------------------------------
Illiquid securities                                              Y                     Y                      Y
---------------------------------------------------------------------------------------------------------------------------
Restricted securities                                            Y                     Y
---------------------------------------------------------------------------------------------------------------------------
When-issued/delayed-delivery securities                          Y
---------------------------------------------------------------------------------------------------------------------------
Investment companies                                             Y                     Y                      Y
---------------------------------------------------------------------------------------------------------------------------
Real estate investment trusts (REITS)                            Y                     Y                      Y
---------------------------------------------------------------------------------------------------------------------------
Securities of foreign issuers                                    Y                     Y                      Y
---------------------------------------------------------------------------------------------------------------------------
Depository receipts                                              Y                     Y
---------------------------------------------------------------------------------------------------------------------------
Securities from developing countries/emerging markets            Y                     Y                      Y
---------------------------------------------------------------------------------------------------------------------------
Convertible securities                                           Y                     Y                      Y
---------------------------------------------------------------------------------------------------------------------------
Long-term debt
---------------------------------------------------------------------------------------------------------------------------
Short-term debt                                                  Y                     Y                      Y
---------------------------------------------------------------------------------------------------------------------------
Floating and variable rate securities
---------------------------------------------------------------------------------------------------------------------------
Zero coupon securities
---------------------------------------------------------------------------------------------------------------------------
Pay-in-kind bonds
---------------------------------------------------------------------------------------------------------------------------
Deferred payment securities
---------------------------------------------------------------------------------------------------------------------------
Non-investment grade debt
---------------------------------------------------------------------------------------------------------------------------
Loan participations and assignments
---------------------------------------------------------------------------------------------------------------------------
Sovereign debt (foreign)
---------------------------------------------------------------------------------------------------------------------------
Foreign commercial paper
---------------------------------------------------------------------------------------------------------------------------
Duration
---------------------------------------------------------------------------------------------------------------------------
U.S. Government securities                                       Y                     Y                      Y
---------------------------------------------------------------------------------------------------------------------------
Money market instruments                                         Y                     Y                      Y
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Long-Term   Intermediate
                                                   Quest (fka                                         U.S.         U.S.
                                                    Mid Cap                              Tax Free  Government   Government  Money
         TYPE OF INVESTMENT OR TECHNIQUE           "Growth")   Growth  Nationwide  Bond   Income      Bond         Bond     Market
-----------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities                                                           Y                  Y           Y
-----------------------------------------------------------------------------------------------------------------------------------
Stripped mortgage securities                                                         Y                  Y           Y
-----------------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations                                                  Y                  Y           Y
-----------------------------------------------------------------------------------------------------------------------------------
Mortgage dollar rolls
-----------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities                                Y          Y         Y        Y       Y          Y           Y          Y
-----------------------------------------------------------------------------------------------------------------------------------
Bank obligations                                       Y          Y         Y        Y       Y          Y           Y          Y
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements                                  Y          Y         Y        Y       Y          Y           Y          Y
-----------------------------------------------------------------------------------------------------------------------------------
Reverse repurchase agreements                          Y
-----------------------------------------------------------------------------------------------------------------------------------
Warrants                                               Y          Y         Y
-----------------------------------------------------------------------------------------------------------------------------------
Futures                                                Y          Y         Y
-----------------------------------------------------------------------------------------------------------------------------------
Options                                                Y          Y         Y
-----------------------------------------------------------------------------------------------------------------------------------
Foreign currencies                                     Y
-----------------------------------------------------------------------------------------------------------------------------------
Forward currency contracts                             Y          Y         Y
-----------------------------------------------------------------------------------------------------------------------------------
Borrowing money                                        Y          Y         Y        Y       Y          Y           Y          Y
-----------------------------------------------------------------------------------------------------------------------------------
Lending portfolio securities                           Y          Y         Y        Y       Y          Y           Y          Y
-----------------------------------------------------------------------------------------------------------------------------------
Short sales                                            Y
-----------------------------------------------------------------------------------------------------------------------------------
Participation Interests
-----------------------------------------------------------------------------------------------------------------------------------
Swap Agreements
-----------------------------------------------------------------------------------------------------------------------------------
Wrap Contracts
-----------------------------------------------------------------------------------------------------------------------------------
Indexed securities
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 S & P Prestige  Prestige                                     Morley     NorthPointe
                                                  500  Large Cap Large Cap Prestige Prestige    Prestige      Capital     Small Cap
         TYPE OF INVESTMENT OR TECHNIQUE         Index   Value    Growth   Balanced Small Cap International Accumulation    Value
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities                                                    Y         Y                        Y
------------------------------------------------------------------------------------------------------------------------------------
Stripped mortgage securities                                                  Y         Y
------------------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations                                           Y         Y                        Y
------------------------------------------------------------------------------------------------------------------------------------
Mortgage dollar rolls                                                         Y         Y                        Y
------------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities                                                       Y         Y
------------------------------------------------------------------------------------------------------------------------------------
Bank obligations                                   Y       Y         Y        Y         Y           Y            Y            Y
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements                              Y       Y         Y        Y         Y           Y            Y            Y
------------------------------------------------------------------------------------------------------------------------------------
Reverse repurchase agreements                                                 Y         Y                        Y
------------------------------------------------------------------------------------------------------------------------------------
Warrants                                                   Y         Y        Y         Y                                     Y
------------------------------------------------------------------------------------------------------------------------------------
Futures                                            Y       Y         Y        Y         Y                                     Y
------------------------------------------------------------------------------------------------------------------------------------
Options                                            Y       Y         Y        Y         Y                                     Y
------------------------------------------------------------------------------------------------------------------------------------
Foreign currencies                                         Y         Y        Y                     Y                         Y
------------------------------------------------------------------------------------------------------------------------------------
Forward currency contracts                         Y       Y         Y        Y         Y           Y                         Y
------------------------------------------------------------------------------------------------------------------------------------
Borrowing money                                    Y       Y         Y        Y         Y           Y            Y            Y
------------------------------------------------------------------------------------------------------------------------------------
Lending portfolio securities                       Y       Y         Y        Y         Y           Y            Y            Y
------------------------------------------------------------------------------------------------------------------------------------
Short sales                                        Y                          Y
------------------------------------------------------------------------------------------------------------------------------------
Participation Interests                                                                             Y
------------------------------------------------------------------------------------------------------------------------------------
Swap Agreements                                                      Y        Y                     Y            Y
------------------------------------------------------------------------------------------------------------------------------------
Wrap Contracts                                                                                                   Y
------------------------------------------------------------------------------------------------------------------------------------
Indexed securities                                 Y
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
           TYPE OF INVESTMENT OR TECHNIQUE                 Growth Focus        Global Technology     Global Life Sciences
---------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities
---------------------------------------------------------------------------------------------------------------------------
Stripped mortgage securities
---------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations
---------------------------------------------------------------------------------------------------------------------------
Mortgage dollar rolls                                             Y
---------------------------------------------------------------------------------------------------------------------------
Asset-backed securities
---------------------------------------------------------------------------------------------------------------------------
Bank obligations                                                  Y                    Y                      Y
---------------------------------------------------------------------------------------------------------------------------
Repurchase agreements                                             Y                    Y                      Y
---------------------------------------------------------------------------------------------------------------------------
Reverse repurchase agreements                                     Y                    Y
---------------------------------------------------------------------------------------------------------------------------
Warrants                                                          Y
---------------------------------------------------------------------------------------------------------------------------
Futures                                                           Y                    Y                      Y
---------------------------------------------------------------------------------------------------------------------------
Options                                                           Y                    Y
---------------------------------------------------------------------------------------------------------------------------
Foreign currencies                                                Y                    Y                      Y
---------------------------------------------------------------------------------------------------------------------------
Forward currency contracts                                        Y                    Y                      Y
---------------------------------------------------------------------------------------------------------------------------
Borrowing money                                                   Y                    Y                      Y
---------------------------------------------------------------------------------------------------------------------------
Lending portfolio securities                                      Y                    Y                      Y
---------------------------------------------------------------------------------------------------------------------------
Short sales                                                       Y                    Y
---------------------------------------------------------------------------------------------------------------------------
Participation Interests
---------------------------------------------------------------------------------------------------------------------------
Swap Agreements
---------------------------------------------------------------------------------------------------------------------------
Wrap Contracts
---------------------------------------------------------------------------------------------------------------------------
Indexed securities
---------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES


INFORMATION CONCERNING DURATION

      Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

      Most debt obligations provide interest ("coupon") payments in addition to final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

      Traditionally, a debt security's "term-to-maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity "weighted" according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

      There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, a Fund's investment adviser or subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

      The change in market value of U.S. Government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

DEBT OBLIGATIONS

      Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

      Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of a Fund's adviser or subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

      Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund's adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.

      In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

      Medium-Quality Securities. Certain Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issues of higher-rated securities.

      Lower Quality (High-Risk) Securities. Non-investment grade debt or lower quality/rated securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by

Moody's, Standard & Poor's, or Fitch IBCA Information Services, Inc. ("Fitch"), or CCC by D&P; (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighted by large uncertainties or major risk exposures to adverse conditions. Lower quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

      Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

      As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

      Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

      Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's asset value and ability to dispose of particular securities, when necessary to meet such Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

      U.S. Government Securities. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

- the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
- the Federal Home Loan Banks whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
- the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation ("FHLMC"), whose securities are supported only by the credit of such agencies.

Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

      The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of the STRIPS, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other securities to satisfy its distribution obligations. Because the principal portion of the STRIP does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP's purchase price and its face value.

      Mortgage and Asset-Backed Securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders maybe supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, overcollateralization, or guarantees by third parties.

      Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

      The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

      Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

      Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

      The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

      Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

      There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates

(also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks and do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

      Collateralized Mortgage Obligations ("CMOs") and Multiclass Pass-Through Securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Other types of securities representing interests in a pool of mortgage loans are known as real estate mortgage investment conduits ("REMICs").

      Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mae Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. REMICs, which have elected to be treated as such under the Internal Revenue Code, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

      In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

      A Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

      Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

      Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

      In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund. See "ADDITIONAL GENERAL TAX INFORMATION" in this Statement of Additional Information.

      A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by an NRSRO. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.


MUNICIPAL SECURITIES

      Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term municipal securities, only if the interest paid thereon is exempt from federal taxes.

      Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Tax-Free Income Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

      Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

      The two principal classifications of municipal securities consist of "general obligation" and "revenue" issues. The Tax-Free Income Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

      An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.


MONEY MARKET INSTRUMENTS

      Money market instruments may include the following types of instruments:

      -- obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

      -- obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

      -- asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

      -- repurchase agreements;

      -- bank obligations;

      -- commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. Generally the commercial paper will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

      -- bank loan participation agreements representing obligations of corporations and banks having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower.

      -- high quality short-term (maturity in 397 days or less) corporate obligations, these obligations will be rated within the top two rating categories by an NRSRO or if not rated, of comparable quality.

      -- extendable commercial notes which are obligations underwritten by Goldman Sachs, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 390 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes are considered illiquid and the Money Market Fund will be limited to holding no more than 10% of its net assets in these and any other illiquid securities.


WRAP CONTRACTS

      The Morley Capital Accumulation Fund purchases wrap contracts for the purpose of attempting to maintain a constant net asset value ("NAV") of $10.00 per share. A wrap contract is a contract between the Fund and a financial institution such as a bank, insurance company or other financial institution (a "wrap provider"), under which the wrap provider agrees to make payments to the Fund upon the occurrence of certain events. By purchasing wrap contracts, the Fund expects to reduce fluctuations in NAV per share because, under normal circumstances, the value of the Fund's wrap contracts will vary inversely with the value of Fund assets covered by the contracts ("covered assets"). For example, when the market value of covered assets falls below "book value" (essentially the purchase price of covered assets plus any accrued net income thereon), wrap contracts will be assets of the Fund with a value equal to the difference between the book and market values. Similarly, when the market value of covered assets is greater than their book value, wrap contracts will become a liability of the Fund equal to the amount by which the market value of covered assets exceeds their book value. In this manner, under normal conditions, wrap contracts are expected to reduce the impact of interest rate risk on covered assets and, hence, the market price variability of the Fund.

      The Fund will pay premiums to wrap providers for wrap contracts, and these premiums will be an ongoing expense of the Fund. Wrap contracts obligate wrap providers to make certain payments to the Fund in exchange for payment of premiums. Payments made by wrap providers as provided by wrap contracts are intended to enable the Fund to make redemption payments at the current book value of covered assets rather than at the current market price. Wrap contract payments may be made when assets are sold to fund redemption of shares, upon termination of wrap contracts, or both. Payments are based on the book value of wrap contracts, and are normally equal to the sum of (i) the accrued or amortized purchase price of covered assets, minus (ii) the sale price of covered assets liquidated to fund share redemptions, plus (iii) interest accrued at a crediting rate, computation of which is specified in the wrap contracts. The crediting rate is the yield on the covered assets, adjusted to amortize the difference between market value and book value over the duration of the covered assets, less wrap contract premiums and Fund expenses. Wrap contracts typically provide for periodic reset of crediting rates. Crediting rates reflect the amortization of realized and unrealized gains and losses on covered assets and, in consequence, may not reflect the actual returns achieved on the wrapped assets. From time to time crediting rates may be significantly greater or less than current market interest rates, although wrap contracts generally provide that crediting rates may not fall below zero.

      The Fund will normally hold 1 to 3 percent of its assets as cash or cash equivalents which can be sold close to book value to fund redemption requests. If circumstances arise that require the Fund to liquidate assets other than cash, and if the fair market value of those other assets is less than their book value, a wrap contract will, under normal circumstances, obligate the wrap provider to pay the Fund all or some of the difference. However, if the market value of assets being liquidated exceeds the corresponding book value, the Fund would be obligated to pay all or some of the difference to the wrap provider. Generally, wrap contract payments will be made within one day after the Fund requests a payment. If more than one wrap contract applies to covered assets which have been liquidated, payment requests will be allocated among wrap contracts as specified in each wrap contract.

      Wrap contracts may require that covered assets be limited as to duration or maturity, consist of specified types of securities, and/or be at or above a specified credit quality. Wrap contracts purchased by the Fund will be consistent with the Fund's investment objectives and policies as set forth in the Prospectus and this SAI, although in some cases wrap contracts may require more restrictive investment objectives and policies. Wrap contracts may also allow providers to terminate their contracts if the Fund changes the investment objectives, policies and restrictions set forth in the Prospectus and this SAI without having obtained the consent of the wrap providers. In the event of termination by a wrap provider, the Fund may not be able successfully to replace contract coverage with another provider.

      Wrap contracts may mature on specified dates and may be terminable upon notice by the Fund or in the event of a default by either the Fund or the wrap provider. "Evergreen" wrap contracts specify no maturity date. They allow either the Fund or a provider to terminate the wrap contract through a fixed maturity conversion. Under a fixed maturity conversion the wrap contract will terminate on a future date which is generally determined by adding the duration of covered assets to a date elected by the party seeking to terminate the contract. For example, if the date elected is January 1, 2002, and the duration of covered assets is 3 years, the wrap contract will terminate as of January 1, 2005. In addition, during the conversion period, the Fund may be required to comply with certain restrictions on covered assets, such as limitation of their duration to the remaining term of the conversion period.

      Generally, at termination of a wrap contract, the wrap provider will be obligated to pay the Fund any excess of book value over market value of covered assets. However, if a wrap contract terminates because of a default by the Fund or upon election by the Fund (other than through a fixed maturity conversion), no such payment is made.

      Risks Associated with Wrap Contracts. The Fund expects wrap contracts to enable it to maintain the price of the Fund at $10.00 per share. However, there are certain risks associated with the use of wrap contracts that could impair the Fund's ability to achieve this objective.

      If a wrap contract matures or terminates, the Fund may be unable to obtain a replacement wrap contract or a wrap contract with terms substantially similar those of the maturing or terminating agreement. If at the time the market value of covered assets is less than their book value, the Fund may be required to reduce its NAV accordingly. Likewise, if the market value of the covered assets is greater than their book value, the Fund's NAV may increase. In either case, Fund shareholders may experience unexpected fluctuations in the value of their shares. Further, if new wrap contracts are negotiated on less favorable terms than those of the contracts being replaced, such as higher wrap premiums, the net returns of the Fund may be negatively affected.

      The Fund's Board of Trustees determines in good faith the value of each of the Fund's wrap contracts and has established policies and procedures governing valuation of these instruments. Other fair and reasonable valuation methodologies may be utilized in certain circumstances including, but not limited to, (1) default by a wrap provider under a wrap contract or other agreement; (2) insolvency of a wrap provider; (3) reduction of the credit rating of a wrap provider; or (4) any other situation in which the Board of Trustees determines that a wrap provider may no longer be able to satisfy its obligations under a wrap contract. In any such case, the fair value of any wrap contract may be determined to be less than the difference between book value and the market value of covered assets. In these situations the Fund may experience variability in its NAV per share.

      Wrap Contracts do not protect the Fund from the credit risk of covered assets. Defaults by issuers of covered assets or downgrades in their credit rating to below investment grade status will generally cause those assets to be removed from coverage under wrap contracts, in which event the Fund may experience a decrease in NAV.

      Currently, there is no active trading market for wrap contracts, and none is expected to develop. The Fund may therefore be unable to liquidate wrap contracts within seven days at fair market value, in which case the wrap contracts will be considered illiquid. At the time of their purchase, the fair market value of the Fund's wrap contracts, plus the fair market value of all other illiquid assets in the Fund, may not exceed fifteen percent (15%) of the fair market value of the Fund's net assets. If the fair market value of illiquid assets including wrap contracts later rises above 15% of the fair market value of the Fund's net assets, the price volatility of the Fund's shares may increase as the Fund acts to reduce the percentage of illiquid assets to a level that does not exceed 15% of the Fund.

REPURCHASE AGREEMENTS

      In connection with the purchase of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers by a Fund, the Fund's custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which it may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund's adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.


BANK OBLIGATIONS

      Bank obligations that may be purchased by a Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.


BANK OBLIGATIONS MAY BE GENERAL OBLIGATIONS OF THE PARENT BANK OR MAY BE LIMITED TO THE ISSUING BRANCH BY THE TERMS OF THE SPECIFIC OBLIGATIONS OR BY GOVERNMENT REGULATION. BANK OBLIGATIONS MAY BE ISSUED BY DOMESTIC BANKS (INCLUDING THEIR BRANCHES LOCATED OUTSIDE THE UNITED STATES), DOMESTIC AND FOREIGN BRANCHES OF FOREIGN BANKS AND SAVINGS AND LOAN ASSOCIATIONS. WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

      When securities are purchased on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

      When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of its adviser or subadviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


LENDING PORTFOLIO SECURITIES

      A Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

      The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive at least 100% cash collateral of the type discussed in the preceding paragraph from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund's board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

      Indexed Securities. The S&P 500 Index Fund may invest in securities the potential return of which is based on the change in particular measurements of value or rate (an "index"). As an illustration, the Fund may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.


SMALL COMPANY AND EMERGING GROWTH STOCKS

      Investing in securities of small-sized and emerging growth companies may involve greater risks than investing in the stocks of larger, more established companies since these securities may have limited marketability and thus may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.


SPECIAL SITUATION COMPANIES

      "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The adviser or subadviser of such a Fund believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.


FOREIGN SECURITIES

      Investing in foreign securities (including through the use of depository receipts) involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

      Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

      Investment in Companies in Developing Countries. Investments may be made from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

      The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

      The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

      Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

      Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

      Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

      Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

      Depository Receipts. A Fund may invest in foreign securities by purchasing depository receipts, including American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depository Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. Bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

      A Fund may invest in depository receipts through "sponsored" or "unsponsored" facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

      A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depository receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

      Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

      Foreign Sovereign Debt. Certain Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiation new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings.

Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

      Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

      Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.


FOREIGN COMMERCIAL PAPER

      A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation. The staff of the SEC is currently considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security" within the meaning of the Investment Company Act of 1940. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.


REAL ESTATE INVESTMENT TRUSTS

      Although no Fund will invest in real estate directly, certain Funds may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

      REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of Internal Revenue Code, as amended (the "Code").


CONVERTIBLE SECURITIES

      Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

      A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically are rated below investment grade or are not rated.

      Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations then conventional convertible securities. Federal income tax law requires the holder of a zero coupon convertible security to recognize income from the security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability of federal income taxes, a Fund will be required to distribute income accrued from zero coupon convertible securities which it owns, and may have to sell portfolio securities (perhaps at disadvantageous times) in order to generate cash to satisfy these distribution requirements.


WARRANTS

      Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.


PREFERRED STOCK

      Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.


SHORT SELLING OF SECURITIES

      In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

      A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale.

      In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

      A Fund may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for U.S. federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.


RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

      A Fund may not invest more than 15% (10% for the Money Market Fund) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

      Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Fund's adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund's level of illiquidity may increase.

      Some Funds may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      The applicable subadviser or adviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

      Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.

      Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund's adviser or subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.


BORROWING

      A Fund may borrow money from banks, limited by each Fund's fundamental investment restriction to 33-1/3% of its total assets (including the amount borrowed), and may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing. In addition, a Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. A Fund will not purchase securities when bank borrowings exceed 5% of such Fund's total assets.

      Each Fund expects that its borrowings will be on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. The Funds have established a line-of-credit ("LOC") with their custodian by which they may borrow for temporary or emergency purposes. The Funds intend to use the LOC to meet large or unexpected redemptions that would otherwise force a Fund to liquidate securities under circumstances which are unfavorable to a Fund's remaining shareholders.


DERIVATIVE INSTRUMENTS

      A Fund's adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward currency contracts and swaps, to hedge a Fund's portfolio or for risk management or for any other permissible purposes consistent with that Fund's investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security, currency or index) or the level of a reference index.

      Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

      The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, a Fund's ability to use these instruments will be limited by tax considerations.

      Special Risks of Derivative Instruments. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

      (1) Successful use of most of these instruments depends upon a Fund's adviser's or subadviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

      (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

      (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund's adviser or subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, a Fund could suffer a loss.

      (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

      For a discussion of the federal income tax treatment of a Fund's derivative instruments, see "ADDITIONAL GENERAL TAX INFORMATION" below.

      Options. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted, Non-Publicly Traded and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

      The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

      A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

      A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

      A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

      If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

      A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

      The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

      Transactions using OTC options (other than purchased options) expose a Fund to counter party risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

      Futures Contracts. Certain Funds may enter into futures contracts, including interest rate, index, and currency futures and purchase and write
(sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund's adviser or a subadviser believes it is more advantageous to a Fund than is purchasing the futures contract.

      To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. The ability of a Fund to trade in futures contracts may be limited by the requirements of the Code applicable to a regulated investment company.

      A Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

      A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the futures contract.

      No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. Government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

      Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

      Swap Agreements. A Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

      The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

      Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund's adviser's or subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on a Fund by the Internal Revenue Code may limit a Fund's ability to use swap agreements. The swaps market is largely unregulated.

      A Fund will enter swap agreements only with counterparties that a Fund's adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

      Foreign Currency-Related Derivative Strategies - Special Considerations. A Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

      Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund's adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.


FORWARD CURRENCY CONTRACTS

      A Fund may enter into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

      At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund's investments denominated in that currency over time.

      A decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

      A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.


SECURITIES OF INVESTMENT COMPANIES

      As permitted by the Investment Company Act of 1940, a Fund may invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

      SPDRs. The S & P 500 Index Fund may invest in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor's Index such as the S&P 500. SPDRs are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis.

      SPDRs are not actively managed. Rather, a SPDR's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by SPDRs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if SPDR was not fully invested in such securities. Because of this, a SPDRs price can be volatile, the S & P 500 Index Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in SPDRs.


FLOATING AND VARIABLE RATE INSTRUMENTS

      Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

      Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

      Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund's adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

      A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.


ZERO COUPON SECURITIES, PAY-IN-KIND BONDS ("PIK BONDS") AND DEFERRED PAYMENT SECURITIES

      Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

      Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

      Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.


LOAN PARTICIPATIONS AND ASSIGNMENTS

      Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

      A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

      In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.


MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

      A Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940.

      Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Funds. (See "Borrowing")

      Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund's adviser or subadviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.


TEMPORARY DEFENSIVE POSITIONS

      In response to economic, political or unusual market conditions, each Fund, except the Tax-Free Income Fund, may invest up to 100% of its assets in cash or money market obligations. The Tax-Free Income Fund may as a temporary defensive position invest up to 20% of its assets in cash and taxable money market instruments. In addition, a Fund may have, from time to time, significant cash positions until suitable investment opportunities are available.

INVESTMENT RESTRICTIONS

      The following are fundamental investment restrictions of each Fund which cannot be changed without the authorization of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding securities, whichever is less.

      Each of the Funds:

o May not (except for the S&P 500 Index Fund and the International Fund) purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Money Market Fund will be deemed to be in compliance with this restriction so long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.

o May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder. In addition, each of the Large Cap Value, Large Cap Growth, Balanced, Small Cap and International Funds may enter into mortgage dollar roll transactions.

o May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

o May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of such Fund.

o May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance. For the Nationwide Tax-Free Income Fund, this limitation dose not apply to obligations issued by state, county or municipal governments.


      In addition, each of Quest Fund (formerly the "Nationwide Mid Cap Growth Fund"), Growth Fund, Nationwide Fund, Bond Fund, Tax-Free Income Fund, Long-Term

U.S. Government Bond Fund, Intermediate U.S. Government Bond Fund, Money Market Fund, S&P 500 Index Fund and Morley Capital Accumulation Fund:

o May not purchase or sell real estate, except that each Fund may acquire real estate through ownership of securities or instruments and may purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein) or instruments secured by real estate (including interests therein).

o May not lend any security or make any other loan, except that each Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

      The S&P 500 Index Fund and the International Fund:

o May not purchase securities of one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      Each of the Large Cap Value Fund, Large Cap Growth Fund, Balanced Fund, Small Cap Fund and International Fund:

o May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

o May not lend any security or make any other loan except that each Fund may, in accordance with its investment objectives and policies, (i) lend portfolio securities, (ii) purchase debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions.

      The NorthPointe Small Cap Value Fund:

o May not lend any security or make any other loan except that the Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the Investment Company Act of 1940 or any rule, order or interpretation thereunder.

o May not purchase or sell real estate, except that the Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

o May not borrow money or issue senior securities, except that the Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of the Fund.

o May not purchase securities of one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

o May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

o May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance. For the Nationwide Tax-Free Income Fund, this limitation dose not apply to obligations issued by state, county or municipal governments.

      Each of the Nationwide Growth Focus Fund, Global Technology and Communications Fund, and the Global Life Sciences Fund:

o May not lend any security or make any other loan except that each Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the Investment Company Act of 1940 or any rule, order or interpretation thereunder.

o May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

o May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of such Fund.

o May not purchase securities of one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

o May not act as an underwriter of another issuer's securities, except to the extent that each Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

o May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

      The following are the non-fundamental operating policies of the Funds which may be changed by the Board of Trustees of the Trust without shareholder approval:

      Each Fund may not:

o Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

o Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

o Purchase or otherwise acquire any security if, as a result, more than 15% (10% with respect to the Money Market Fund) of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

o Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

o Pledge, mortgage or hypothecate any assets owned by the Fund in excess of 33 1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.

o Concentrate its investments (invest 25% or more of its total assets) in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. This does not include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

o Purchase securities when bank borrowings exceed 5% such Fund's total assets.


TRUSTEES AND OFFICERS OF THE TRUST

      The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

      The principal occupation of the Trustees and Officers during the last five years, their ages, their addresses and their affiliations are:

JOHN C. BRYANT, Trustee(1), (3), Age 64
411 Oak St., Suite 306, Cincinnati, Ohio 45219
Dr. Bryant is Executive Director, Cincinnati Youth Collaborative, a partnership of business, government, schools and social service agencies to address the educational needs of students. He was formerly Professor of Education, Wilmington College.

C. BRENT DEVORE, Trustee, Age 59
North Walnut and West College Avenue, Westerville, Ohio
Dr. DeVore is President of Otterbein College.

SUE A. DOODY, Trustee(3), Age 65
169 East Beck Street, Columbus, Ohio
Ms. Doody is President of Lindey's Restaurant, Columbus, Ohio. She is an active member of the Greater Columbus Area Chamber of Commerce Board of Trustees.

ROBERT M. DUNCAN, Trustee(1), (3), Age 72
1397 Haddon Road, Columbus, Ohio
Mr. Duncan is a member of the Ohio Elections Commission. He was formerly Secretary to the Board of Trustees of the Ohio State University. Prior to that, he was Vice President and General Counsel of the Ohio State University.

THOMAS J. KERR, IV, Trustee(1), (3), Age 66
4890 Smoketalk Lane, Westerville, Ohio
Dr. Kerr is President Emeritus of Kendall College. He was formerly President of Grant Hospital Development Foundation.

DOUGLAS F. KRIDLER, Trustee(3), Age 44
55 E. State Street, Columbus, Ohio
Mr. Kridler is President of the Columbus Association of Performing Arts.


DIMON R. MCFERSON, Trustee and Chairman(1), (2), Age 62
One Nationwide Plaza, Columbus, Ohio
Mr. McFerson is President and Chief Executive Officer of the Nationwide Insurance Enterprise and is Chairman and Chief Executive Officer of Nationwide Advisory Services, Inc.

ARDEN L. SHISLER, Trustee(2), (3), Age 58
P.O. Box 267, Dalton, Ohio 44618
Mr. Shisler is President and Chief Executive Officer of K&B Transport, Inc., a trucking firm.

DAVID C. WETMORE, Trustee(3), Age 51
11495 Sunset Hills Rd - Suite 210, Reston, Virginia
Mr. Wetmore is the Managing Director of The Updata Capital, a venture capital firm.

JAMES F. LAIRD, JR., Treasurer(3), Age 43
Three Nationwide Plaza, Columbus, Ohio

Mr. Laird is Vice President and General Manager of Nationwide Advisory Services, Inc., the Distributor.

ELIZABETH A. DAVIN, Secretary(3), age 35
Three Nationwide Plaza, Columbus, Ohio
Ms. Davin is a member of Dietrich, Reynolds & Koogler, the Trust's legal counsel.

-----------------------

(1) Members of the Executive Committee. Mr. McFerson is Chairman. The Executive Committee has the authority to act for the Board of Trustees except as provided by law and except as specified in the Trust's Bylaws.
(2) A Trustee who is an "interested person" of the Trust as defined in the Investment Company Act.
(3) Bryant, DeVore, Doody, Duncan, Kerr, Kridler, Shisler and Wetmore are also Trustees, and Laird and Davin are also Officers of Nationwide Separate Account Trust and Nationwide Asset Allocation Trust, registered investment companies in the Nationwide Fund Complex.

      All Trustees and Officers of the Trust own less than 1% of its outstanding shares.

      The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. Villanova Mutual Fund Capital Trust ("VMF") and Union Bond and Trust ("UBT"), each pay a pro rata share for the Funds for which it acts as investment adviser, reimburse the Trust for fees and expenses paid to Trustees who are interested persons of the Trust. The Compensation Table below sets forth the total compensation to be paid to the Trustees of the Trust, before reimbursement, for the fiscal period ended October 31, 1999. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Nationwide Fund Complex for the fiscal year ended October 31, 1999. Trust officers receive no compensation from the Trust in their capacity as officers.

                                            COMPENSATION TABLE

                                                           PENSION
                                                         RETIREMENT
                                      AGGREGATE            BENEFITS          ANNUAL              TOTAL
                                    COMPENSATION          ACCRUED AS        BENEFITS         COMPENSATION
                                       FROM             PART OF TRUST        UPON           FROM THE FUND
NAME OF PERSON, POSITION             THE TRUST             EXPENSES        RETIREMENT          COMPLEX(1)
----------------------              ------------        -------------      ----------       -------------
John C. Bryant, Trustee                $9,167                --0--            --0--            $18,167
C. Brent DeVore, Trustee                9,167                --0--            --0--             18,167
Sue A. Doody, Trustee                   9,167                --0--            --0--             18,167
Robert M. Duncan, Trustee               9,167                --0--            --0--             18,167
Thomas J. Kerr, IV, Trustee             9,167                --0--            --0--             18,167
Douglas F. Kridler, Trustee             9,167                --0--            --0--             18,167
Dimon R. McFerson, Trustee              --0--                --0--            --0--              --0--
Arden L. Shisler, Trustee(2)            --0--                --0--            --0--              --0--
David C. Wetmore, Trustee               9,167                --0--            --0--             18,167

-----------------------
(1) The Fund Complex includes three trusts comprised of ____ investment company funds or series.
(2)   Mr. Shisler was elected as Trustee on February 9, 2000.


      Each of the Trustees and officers and their families are eligible to purchase Class D shares of the Funds which offer such Class and generally charge a front-end sales charge, at net asset value without a sales charge. This is permitted because there are few marketing expenses associated with these sales.


CODE OF ETHICS

Federal law requires the Trust, each of its investment advisers and sub-advisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Funds.


INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER


      Under the terms of the Investment Advisory Agreement dated May 9, 1998 as amended as of __________, 2000, Villanova Mutual Fund Capital Trust ("VMF") manages the investment of the assets of the Funds, as well as the other funds of the Trust (except for the Morley Capital Accumulation Fund, Morley Enhanced Income Fund and the Nationwide Small Cap Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide International Index Fund and Nationwide Bond Index Fund (collectively these four index funds are referred as the "Index Funds") in accordance with the policies and procedures established by the Trustees. With respect to the Quest Fund (formerly the "Nationwide Mid Cap Growth Fund"), Growth Fund, Nationwide Fund, Bond Fund, Tax-Free Income Fund, Long-Term U.S. Government Bond Fund, Intermediate U.S. Government Bond Fund, Money Market Fund, High Yield Bond Fund, and each of the Investor Destinations Series of the Trust, VMF manages the day-to-day investments of the assets of such Funds (the Focus Fund has not yet begun operations, but will be managed by VMF when it does). With respect to each of the Prestige Advisor Series of the Trust, the S&P 500 Index Fund, the Value Opportunities Fund, and the Small Cap Value Fund, VMF provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of the subadvisers, who each manage the investment portfolio of a particular Fund. VMF is also authorized to select and place portfolio investments on behalf of the Funds which engage subadvisers; however VMF does not intend to do so at this time.

      VMF pays the compensation of the officers affiliated with VMF and pays a pro rata portion of the compensation and expenses of the Trustees affiliated with VMF or Villanova SA Capital Trust, an affiliated entity. VMF also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust.

      The Investment Advisory Agreement also specifically provides that VMF, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement will continue in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment", as defined under the Investment Company Act of 1940. It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that VMF may render similar services to others.

      The Trust pays the compensation of the Trustees who are not interested persons of VMF and all expenses (other than those assumed by VMF), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; fees under the Trust's Fund Administration Agreement; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Trust; expenses of calculating the net asset value of shares of the Trust; expenses of shareholders' meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. VMF and Union Bond & Trust Company reimburse the Trust for fees and expenses paid to Trustees who are interested persons of the Trust.

      VMF, a Delaware business trust, is a wholly owned subsidiary of Villanova Capital, Inc., 97% of the common stock of which is held by Nationwide Financial Services, Inc. (NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all of the outstanding Class B common stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

      Prior to September 1, 1999, Nationwide Advisory Services, Inc. ("NAS") served as the investment adviser to the Funds. Effective September 1, 1999, the investment advisory services previously performed for the Funds by NAS were transferred to VMF, an affiliate of NAS and an indirect subsidiary of NFS. After the transfer, there was no change in the fees charged for investment advisory services to each of the Funds.

      For services provided under the Investment Advisory Agreement, VMF receives an annual fee paid monthly based on average daily net assets of each Fund according to the following schedule:


           FUND                                      ASSETS                    INVESTMENT ADVISORY FEE
           ----                                      ------                    -----------------------
Quest Fund (formerly the "Nationwide          $0 up to $250 million                    1.03%
Mid Cap Growth Fund")                         $250 million up to $1 billion            1.00%
                                              $1 billion up to $2 billion              0.97%
                                              $2 billion up to $5 billion              0.94%
                                              $5 billion and more                      0.91%

Growth Fund, Nationwide                       $0 up to $250 million                    0.60%
Fund and Focus Fund                           $250 million up to $1 billion            0.575%
                                              $1 billion up to $2 billion              0.55%
                                              $2 billion up to $5 billion              0.525%
                                              $5 billion and more                      0.50%

Bond Fund, Tax-Free Income                    $0 up to $250 million                    0.50%
Fund, Long-Term U.S.                          $250 million up to $1 billion            0.475%
Government Bond Fund, and                     $1 billion up to $2 billion              0.45%
Intermediate U.S. Government                  $2 billion up to $5 billion              0.425%
Bond Fund                                     $5 billion and more                      0.40%

Money Market Fund                             $0 up to $1 billion                      0.40%
                                              $1 billion up to $2 billion              0.38%
                                              $2 billion up to $5 billion              0.36%
                                              $5 billion and more                      0.34%

S&P 500 Index Fund                            $0 up to $1.5 billion                    0.13%
                                              $1.5 up to $3 billion                    0.12%
                                              $3 billion and more                      0.11%

Prestige Large Cap Value Fund                 up to $100 million                       0.75%
and Prestige Balanced Fund                    $100 million or more                     0.70%

Prestige Large Cap Growth                     up to $150 million                       0.80%
                                              $150 million or more                     0.70%

           FUND                                      ASSETS                    INVESTMENT ADVISORY FEE
           ----                                      ------                    -----------------------
Prestige Small Cap                            up to $100 million                       0.95%
                                              $100 million or more                     0.80%

Prestige International                        up to $200 million                       0.85%
                                              $200 million or more                     0.80%

Value Opportunities                           $0 up to $250 million                    0.70%
                                              $250 million up to $1 billion            0.675%
                                              $1 billion up to $2 billion              0.65%
                                              $2 billion up to $5 billion              0.625%
                                              $5 billion and more                      0.60%

High Yield Bond                               $0 up to $250 million                    0.55%
                                              $250 million up to $1 billion            0.525%
                                              $1 billion up to $2 billion              0.50%
                                              $2 billion up to $5 billion              0.475%
                                              $5 billion and more                      0.45%

Small Cap Value                               All assets                               0.85%

Growth Focus(1)                               All assets                               0.90%

Global Technology                             All assets                               0.98%

Global Life Sciences                          All assets                               0.53%

-----------------------
(1) The investment advisory fee noted is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the Russell 2000 Growth Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

      In the interest of limiting the expenses of the Funds, VMF may from time to time waive some or all of its investment advisory fee or other fees for any Fund of the Trust. In this regard, VMF has entered into an expense limitation agreement with certain of the Funds (each an "Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreements, VMF has agreed to waive or limit its fees and to assume other expenses (except for Rule 12b-1 and Administrative Service Fees) to the extent necessary to limit the total annual operating expenses of each Class of each Fund to the limits described below. Please note that the waiver of such fees will cause the total return and yield of a fund to be higher than they would otherwise be in the absence of such a waiver.

      VMF may request and receive reimbursement from the Fund of the advisory fees waived or limited and other expenses reimbursed by VMF pursuant to the Expense Limitation Agreement at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth below. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by VMF is not permitted.

      VMF has agreed to waive advisory fees, and if necessary, reimburse expenses in order to limit annual fund operating expenses for certain of the funds of the Trust as follows:

o QuestFund (formerly the "Nationwide Mid Cap Growth Fund")* to 1.25% for Class A shares, 2.00% for Class B shares and 1.00% for Class D shares


o Long-Term U.S. Government Bond Fund* and Intermediate U.S. Government Bond Fund* to 1.04% for Class A shares, 1.64% for Class B shares and 0.79% for Class D shares

o Prestige Large Cap Value Fund to 1.15% for Class A shares, 1.90% for Class B shares and 1.00% for Institutional Service Class shares

o Prestige Large Cap Growth Fund to 1.20% for Class A shares, 1.95% for Class B shares and 1.05% for Institutional Service Class shares

o Prestige Balanced Fund to 1.10% for Class A shares, 1.85% for Class B shares and 0.95% for Institutional Service Class shares

o Prestige Small Cap Fund to 1.35% for Class A shares, 2.10% for Class B shares and 1.20% for Institutional Service Class shares

o Prestige Large Cap Value Fund to 1.30% for Class A shares, 2.05% for Class B shares and 1.25% for Institutional Service Class shares

o S&P 500 Index Fund to 0.63% for Class A shares, 1.23% for Class B shares, 0.48% for Institutional Service Class shares, 0.63% for Service Class shares, 0.23% for Institutional Class and 0.30% for Local Fund shares

o Focus Fund to 1.20% for Class A shares, 1.70% for Class B shares and 0.75% for Institutional Service Class shares

o Value Opportunities Fund to 1.35% for Class A shares, 1.95% for Class B shares and 1.00% for Institutional Service Class shares

o High Yield Bond Fund to 1.95% for Class A shares, 1.70% for Class B shares and 0.70% for Institutional Service Class shares

o     Small Cap Value Fund to 1.00% for Institutional Class shares

o Growth Focus Fund to 1.53% for Class A shares, 2.13% for Class B shares and 1.20% for Institutional Service Class shares

o Global Technology and Communications Fund to 1.73% for Class A shares, 2.33% for Class B shares and 1.40% for Institutional Service Class shares

o Global Life Sciences Fund to 1.23% for Class A shares, 1.83% for Class B shares and 0.90% for Institutional Service Class shares

-----------------------
* No Expense Limitation Agreement is in place for these Funds.

      During the fiscal years ended October 31, 1999, 1998 and 1997, VMF/NAS(1) received the following fees for investment advisory services(2):

                                              YEAR ENDED OCTOBER 31,
    FUND                             1999              1998               1997
    ----                             ----              ----               ----
Quest Fund (formerly the
 "Nationwide Mid Cap
 Growth Fund")                   $    66,283        $   61,706        $   63,883
Growth                             5,873,926         4,894,110         3,750,599
Nationwide                        13,888,390         9,977,231         5,938,011
Bond                                 674,918           647,809           629,068
Tax-Free Income                    1,263,813         1,505,626         1,810,070
Long Term U.S. Government            198,048           254,928           343,259
Intermediate U.S. Government         314,314           266,473           256,016
Money Market                       4,709,925         3,857,898(3)      3,519,727(3)
S&P 500 Index                         79,372             7,315(4)             --
Large Cap Value                       62,525(5)             --                --
Large Cap Growth                      89,668(5)             --                --
Balanced                              48,069(5)             --                --
Small Cap                             64,998(5)             --                --
International                         45,208(5)             --                --

-----------------------
(1) Prior to September 1, 1999, all investment advisory fees were paid to NAS. After September 1, 1999, these fees were paid to VMF.
(2)   As of May 9, 1998, the Quest Fund (formerly the "Nationwide Mid Cap
      Growth Fund"), Growth, Nationwide, Bond, Tax-Free Income, Long Term
      U.S. Government Bond, Intermediate U.S. Government Bond and Money Market Funds acquired all of the assets of one or more series of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust (collectively, the "Acquired Funds"), in exchange for the assumption of the stated liabilities of the Acquired Funds and a number of full and fractional Class D shares of the applicable Fund (the Money Market Fund issued shares without class designation) having an aggregate net asset value equal to the net assets of the Acquired Funds as applicable (the "Reorganization").
(3) Net of waivers prior to the Reorganization of $221,174 and $389,150 for the fiscal years ended October 31, 1998 and 1997, respectively.
(4) The Fund commenced operations July 24, 1998. All such fees were waived by NAS.
(5)   The Fund commenced operations November 2, 1998.
(6) The other funds of the Trust for which VMF serves as investment advisor had not yet begun operations as of October 31, 1999.

      The Subadvisers for certain of the Funds are as follows:

SUBADVISER
----------
Large Cap Value                        Brinson Partners, Inc. ("Brinson Partners")
Large Cap Growth                       Goldman Sachs Asset Management ("GSAM")
Balanced                               J.P. Morgan Investment Management, Inc. ("J.P. Morgan")
Small Cap                              INVESCO Inc. ("INVESCO")
International                          Lazard Asset Management ("Lazard")
S&P 500 Index                          Fund Asset Management L.P. ("FAM")
Value Opportunities                    NorthPointe Capital, LLC ("NorthPointe")
Small Cap Value                        NorthPointe Capital, LLC ("NorthPointe")

      Brinson Partners, a Delaware corporation and an investment management firm, is an indirect wholly-owned subsidiary of UBS AG, an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many aspects of the financial services industry.

      GSAM is a separate operating division of Goldman Sachs & Co., an investment banking firm whose headquarters are in New York, New York.

      J.P. Morgan is a directly wholly owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company organized under the laws of Delaware. J.P. Morgan offers a wide range investment management services and acts as investment adviser to corporate and institutional clients.

      INVESCO is part of a global investment organization, AMVESCAP plc. AMVESCAP plc is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis.

      Lazard is a New York-based division of Lazard Freres & Co. LLC, a limited liability company registered as an investment adviser and providing investment management services to client discretionary accounts.

      FAM, P.O. Box 9011, Princeton, New Jersey 08543-9011, is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons of FAM as defined under the Investment Company Act of 1940 because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

      Prior to December 29, 1999, The Dreyfus Corporation ("Dreyfus") served as subadviser for the S&P 500 Index Fund. Dreyfus, 200 Park Avenue, New York, N.Y. 10166, which was formed in 1947, is registered under the Investment Advisers Act of 1940. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

      NorthPointe Capital, LLC is a majority-owned subsidiary of Villanova Capital, Inc. which is also the parent of VMF. NorthPointe is located at Columbia Center One, 201 West Big Beaver Road, Troy, M.I. 48084 and was formed in 1999.

      Subject to the supervision of the VMF and the Trustees, each of the Subadvisers manages the assets of the Fund listed above in accordance with the Fund's investment objectives and policies. Each Subadviser makes investment decisions for the Fund and in connection with such investment decisions places purchase and sell orders for securities. For the investment management services they provide to the Funds, the Subadvisers receive annual fees from VMF, calculated at an annual rate based on the average daily net assets of the Funds, in the following amounts:

    FUND                                 ASSETS                                FEE
    ----                                 ------                                ---
Large Cap Value                     up to $100 million                        0.35%
                                    $100 million or more                      0.30%

Large Cap Growth                    up to $150 million                        0.40%
                                    $150 million or more                      0.30%

Balanced                            up to $100 million                        0.35%
                                    $100 million or more                      0.30%

Small Cap                           up to $100 million                        0.55%
                                    $100 million or more                      0.40%

International                       up to $200 million                        0.45%
                                    $200 million or more                      0.40%

S&P 500 Index                       up to $200 million                        0.05%
                                    next $800 million                         0.04%
                                    $1 billion or more                        0.02%


Value Opportunities                 $0 up to $250 million                     0.70%
                                    $250 million up to $1 billion             0.675%
                                    $1 billion up to $2 billion               0.65%
                                    $2 billion up to $5 billion               0.625%
                                    $5 billion and more                       0.60%

Small Cap Value                     All assets                                0.85%

      The following table sets forth the amount NAS/VMF(1) paid to the Subadvisers for the fiscal periods ended October 31, 1999 and 1998:

                                                  YEAR ENDED OCTOBER 31,
   SUBADVISER                                  1999                    1998
   ----------                                  ----                    ----
Brinson Partners                             $29,182(2)                 --
GSAM                                          44,853(2)                 --
J.P. Morgan                                   22,437(2)                 --
INVESCO                                       37,636(2)                 --
Lazard                                        23,934(2)                 --
Dreyfus                                       36,609                 $3,939(3)

-----------------------
(1) Prior to September 1, 1999, NAS was responsible for paying all subadvisory fees. After September 1, 1999, VMF assumed that responsibility.
(2) The Large Cap Value, Large Cap Growth, Balanced, Small Cap, and International Funds commenced operations November 2, 1998.
(3)   The S&P 500 Fund commenced operations July 24, 1998.


      VMF and the Trust have received from the SEC an exemptive order for the multi-manager structure which allows VMF to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows VMF to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or VMF. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

      VMF provides to the Funds investment management evaluation services principally by performing initial due diligence on prospective Subadvisers for the Fund and thereafter monitoring the performance of the Subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the Subadviser. VMF has responsibility for communicating performance expectations and evaluations to the Subadviser and ultimately recommending to the Trust's Board of Trustees whether the Subadviser's contract should be renewed, modified or terminated; however, VMF does not expect to recommend frequent changes of subadvisers. VMF will regularly provide written reports to the Trust's Board of Trustees regarding the results of its evaluation and monitoring functions. Although VMF will monitor the performance of the Subadvisers, there is no certainty that the Subadviser or the Fund will obtain favorable results at any given time.

      Brinson Partners is Subadviser to the Large Cap Value Fund. The following tables set forth composite performance data relating to the historical performance of institutional private accounts managed by UBS Brinson, Inc./Brinson Partners, Inc. (the Firm), as defined by portfolios managed and administered from its Chicago, London and New York offices. A list of all Firm composites is available upon request. The effective date of Firm compliance with IMR-PPS is January 1, 1993. Investment transactions are accounted for on a trade date basis. Presented is the asset-weighted dispersion of the portfolios within the composite. Only portfolios in the composite for each full time period are included in the dispersion calculation and no dispersion is presented for composites consisting of only a single portfolio. Results included all actual fee-paying, discretionary client portfolios including those clients no longer with the Firm. Portfolios are included in the composite beginning with the first full month of performance to the present or to the last full month in which they were fully invested, and o alterations of composites have occurred due to changes in personnel. The Firm has prepared and presented this report in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPSTM). AIMR has not been involved with the preparation or review of this report.

      The data is provided to illustrate the past performance of UBS Brinson, Inc./Brinson Partners, Inc. in managing investment portfolios which are substantially similar to the Large Cap Value Fund. The performance of any such account that is not a registered investment company might have been less favorable had the account been subject to regulation under federal law as an investment company. The total return figures include reinvestment of earnings and are shown before the deduction of custody fees, but are net of investment advisory fees calculated at 0.75%, the highest fee charged for accounts of this type since January 1989. Net of fee returns are calculated by geometrically deducting the deannualized highest annual management fee from each monthly gross return and geometrically linking the monthly returns for each period.

                               ANNUAL TOTAL RETURN
                       BRINSON U.S. VALUE EQUITY COMPOSITE
                             AS OF DECEMBER 31, 1999

                               1 YEAR                           SINCE INCEPTION*
                               ------                           ---------------
Composite Gross                -0.25%                                 2.13%
Composite Net                  -0.99                                  1.37
Benchmark                       7.33                                  6.98

-----------------------
*     Inception date for the Composite is June 30, 1998.



                                    COMPOSITE PERFORMANCE: U.S. VALUE EQUITY COMPOSITE

                                          JULY 1, 1998 THROUGH DECEMBER 31, 1999

-------------------------------------------------------------------------------------------------------------------------
                  GROSS           NET                          TOTAL ASSETS
                  ASSET-WEIGHTED  ASSET-WEIGHTED  # OF         END OF PERIOD   ASSET-WEIGHTED    BENCHMARK    % OF FIRM
YEAR              RETURN (%)      RETURN (%)      CLIENTS      ($MILLIONS)     DISPERSION (%)    RETURN (%)   ASSETS
-------------------------------------------------------------------------------------------------------------------------
1998*                 3.46            3.08           5             1,220            0.00            3.10         1.13
1999                 -0.25           -0.99          12             1,158            0.09            7.33         1.13
-------------------------------------------------------------------------------------------------------------------------

-----------------------
* Performance presented for July 1998 through December 1998. No statistics are annualized. The Composite was created on March 31, 1999.


      The composite performance information presented above is derived from the performance of all substantially similar managed portfolios with a U.S. equity investment mandate managed to a value benchmark. The Brinson U.S. Value Equity Composite is a composite of accounts that invest in stocks of the largest U.S. companies with the strongest value characteristics. The benchmark is the Russell 1000 Value Index.


UNION BOND & TRUST COMPANY

      Under the terms of the Trust's investment advisory agreement with Union Bond & Trust Company ("UBT") (the "UBT Advisory Agreement"), UBT manages the Morley Capital Accumulation Fund and the Morley Enhanced Income Fund, two other funds of the Trust (the "Morley Funds"), subject to the supervision and direction of the Board of Trustees. UBT will: (i) act in strict conformity with the Declaration of Trust and the Investment Company Act of 1940, as the same may from time to time be amended; (ii) manage the Morley Funds in accordance with the Funds' investment objectives, restrictions and policies; (iii) make investment decisions for the Morley Funds; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Morley Funds. Under the terms of the UBT Advisory Agreement, UBT pays the Morley Funds' pro rata share of the compensation of the Trustees who are interested persons of the Trust and officers and employees of UBT. UBT also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Morley Funds and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Morley Funds.

      As of October 31, 1999, the Morley Capital Accumulation Fund had incurred investment advisory fees in the amount of $14,495 of which $4,141 was waived by UBT. The Morley Enhanced Income Fund had not begun operations as of October 31, 1999. UBT has informed the Morley Funds that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Morley Funds, UBT will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of UBT, its parent or its affiliates and, in dealing with its customers, UBT, its parent and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by UBT or any such affiliate.

      Morley Financial Services, Inc. ("MFS") owns 100% of the issued and outstanding voting securities of UBT. MFS, an Oregon corporation, is a wholly owned subsidiary of Villanova Capital, Inc.

      UBT is a state bank and trust company chartered in 1913 and reorganized under the laws of the state of Oregon in 1992. UBT provides a range of investment and fiduciary services to institutional clients. UBT maintains and manages common and pooled trust funds invested primarily in fixed income assets whose principal value is relatively stable. UBT currently has approximately $1.0 billion under management. UBT also acts as custodian with respect to similar fixed income assets.

      The UBT Advisory Agreement also specifically provides that UBT, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Funds, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The UBT Advisory Agreement will continue in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods as to each Morley Fund provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of that Fund, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The UBT Advisory Agreement terminates automatically in the event of its "assignment", as defined under the Investment Company Act of 1940. It may be terminated as to a Morley Fund without penalty by vote of a majority of the outstanding voting securities of the Fund, or by either party, on not less than 60 days written notice. The UBT Advisory Agreement further provides that UBT may render similar services to others.

      Subject to each Morley Fund's Expense Limitation Agreements as described below the Trust pays the compensation of the Trustees who are not interested persons of the Trust and all expenses (other than those assumed by UBT), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; fees under the Trust's Fund Administration Agreement; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions, insurance premiums, fees and expenses of the custodian for all services to the Trust; and expenses of calculating the net asset value of shares of the Trust, expenses of shareholders' meetings, and expenses relating to the issuance, registration, and qualification of shares of the Trust.

      As compensation for UBT's services, the Morley Capital Accumulation Fund is obligated to pay UBT a fee computed and accrued daily and paid monthly at an annual rate of 0.35% of the average daily net assets of the Fund. UBT has agreed voluntarily to waive 0.10% of that fee until further written notice to shareholders. In addition, in the interest of limiting the expenses of the Fund, UBT has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreement, UBT has agreed to waive or limit its fees and to assume other expenses (except for Rule 12b-1 Fees) to the extent necessary to limit the total annual operating expenses of each Class of the Fund (expressed as a percentage of average daily net assets and excluding Rule 12b-1 Fees) to no more than 0.95% for Institutional Service Shares, 0.55% for Institutional Class Shares and 0.95% for IRA Shares of the Fund. Reimbursement by the Morley Capital Accumulation Fund of the advisory fees waived or limited and other expenses reimbursed by UBT pursuant to the Expense Limitation Agreement may be made at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $50 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by UBT is not permitted.

      As compensation for UBT's services to the Morley Enhanced Income Fund, such Fund is obligated to pay UBT a fee computed and accrued daily and paid monthly at an annual rate of 0.35% of the average daily net assets of the Fund. In the interest of limiting the expenses of the Fund, UBT has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreement, UBT has agreed to waive or limit its fees and to assume other expenses (except for Rule 12b-1 Fees and Administrative Service Fees) to the extent necessary to limit the total annual operating expenses of each Class of the Fund to 0.90% for Class A, 0.70% for Institutional Service Class and 0.45% for Institutional Class shares. Reimbursement by the Morley Enhanced Income Fund of the advisory fees waived or limited and other expenses reimbursed by UBT pursuant to the Expense Limitation Agreement may be made at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million;
(ii) the total annual expense ratio of
the Class making such reimbursement is less than the limit set forth above; and
(iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by UBT is not permitted.


THE INDEX FUNDS

      With respect to the Small Cap Index Fund, the International Index Fund and the Bond Index Fund, three other funds of the Trust (the "Index Funds"), each Index Fund invests all of its assets in shares of the corresponding Series of the Index Master Series Trust. Accordingly, the Index Funds do not invest directly in portfolio securities and do not require investment advisory services. All portfolio management occurs at the level of the Quantitative Master Series Trust. Quantitative Master Series Trust has entered into a management agreement ("Management Agreement") with Fund Asset Management ("FAM").

      FAM provides the Quantitative Master Series Trust with investment advisory and management services. Subject to the supervision of the Board of Trustees of the Quantitative Master Series Trust, FAM is responsible for the actual management of each Series' portfolio and constantly reviews the Series' holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with FAM. FAM performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Series.

      Securities held by the Series of the Index Master Series Trust may also be held by, or be appropriate investments for, other funds or investment advisory clients for which FAM or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by FAM for the Series or other funds for which it acts as investment adviser or for its advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of FAM or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold there may be an adverse effect on price.

      As discussed in the Prospectus for the Index Funds, FAM receives for its services to the Series monthly compensation at the annual rates of the average daily net assets of each Series as follows:

NAME OF SERIES                                                          MANAGEMENT FEE
---------------                                                         --------------
Master Small Cap Index Series...........................................      0.08%
Master Mid Cap Index Series.............................................      0.01%
Master Aggregate Bond Index Series......................................      0.06%
Master International (Capitalization Weighted) Index Series.............      0.01%

      The table below sets forth information about the total investment advisory fees paid by the Series(1) to FAM, and any amount voluntarily waived by FAM.

                                                                 SMALL CAP       AGGREGATE BOND
                                                               INDEX SERIES       INDEX SERIES
                                                               ------------      --------------
December 31, 1999(1)
     Contractual amount.......................................            $                  $
     Amount waived (if applicable)............................            $                  $

December 31, 1998
     Contractual amount.......................................      $61,476           $238,378
     Amount waived (if applicable)............................      $61,476             $2,537

December 31, 1997(2)
     Contractual amount.......................................      $36,425            $88,609
     Amount waived (if applicable)............................      $36,425            $37,562

-----------------------
(1) The Master Mid Cap Index Series and Master International Index Series commenced operations on December 30, 1999.
(2) Period is from commencement of operations (April 9, 1997 for the Master Small Cap Index Series, and April 3, 1997 for the Master Aggregate Bond Index Series).

      The Management Agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of Index Master Series Trust connected with investment and economic research, trading and investment management of the Index Master Series Trust, as well as the fees of all Trustees who are affiliated persons of FAM or any of their affiliates. Each Series pays all other expenses incurred in the operation of the Series (except to the extent paid by Merrill Lynch Funds Distributor), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, copies of the registration statements, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under federal, state or foreign laws, fees and out-of-pocket expenses of unaffiliated Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by Index Master Series Trust or the Series. Merrill Lynch Funds Distributor will pay certain of the expenses of the Index Master Series Trust incurred in connection with the offering of its shares of beneficial interest of each of the Series.

      FAM is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of FAM as defined under the 1940 Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

      Unless earlier terminated as described below, the Management Agreement will remain in effect from year to year with respect to each Series if approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of the Series and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Series.


DISTRIBUTOR

      NAS serves as underwriter for each of the Funds in the continuous distribution of its shares pursuant to a Underwriting Agreement dated as of May 9, 1998, as amended as of December 29, 1999 (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue in effect until May 9, 2000, and year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the Investment Company Act of 1940) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the Investment Company Act of 1940.

      In its capacity as Distributor, NAS solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. NAS receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge, if any, imposed upon sales of Shares of each of the Funds.

      During the fiscal years ended October 31, 1999, 1998 and 1997, NAS received the following commissions from the sale of shares of the Funds(1):

                                                                              YEAR ENDED OCTOBER 31,
          FUNDS                                                 1999                1998                  1997
          -----                                                 ----                ----                  ----
Quest Fund (formerly the
  "Nationwide Mid Cap
  Growth Fund")                                              $   43,017          $   20,296                    --
Growth(1)                                                       707,023           1,058,927            $  873,750
Nationwide(1)                                                 2,685,806           3,502,971             2,037,896
Bond(1)                                                         118,837             112,368               123,036
Tax-Free Income                                                 215,544              87,774                    --
Long Term U.S. Government                                        78,652               7,157                    --

Intermediate U.S. Government                                     64,776              25,366                    --
S&P 500 Index(2)                                                    N/A                 N/A                    --
Large Cap Value(3)                                                8,892                  --                    --
Large Cap Growth(3)                                              25,927                  --                    --
Balanced(3)                                                      17,306                  --                    --
Small Cap(3)                                                      6,175                  --                    --
International(3)                                                  1,195                  --                    --

-----------------------
(1) This information includes commissions from the sale of shares of the Acquired Funds prior to the Reorganization.
(2)   Sales to the public commenced July 24, 1998.
(3)   Sales to the public commenced November 2, 1998.

      NAS also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of shares. During the fiscal years ended October 31, 1999, 1998 and 1997, NAS received the following amounts(1):

                                                        YEAR ENDED OCTOBER 31,
          FUNDS                            1999               1998                    1997
          -----                            ----               ----                    ----
Quest Fund (formerly the
  "Nationwide Mid Cap
  Growth Fund")(1)                       $ 1,160                 --                 $ 10,832
Growth                                    17,650                 --                       --
Nationwide                                85,844             $  254                       --
Bond                                       5,307              6,107                       --
Tax-Free Income(1)                        15,816                111                  202,973
Long Term U.S. Government(1)               4,279                 --                   23,417
Intermediate U.S. Government(1)            2,553                 --                   31,232
S&P 500 Index(2)                              --                 --                       --
Large Cap Value(3)                            --                 --                       --
Large Cap Growth(3)                          306                 --                       --
Balanced(3)                                   60                 --                       --
Small Cap(3)                                   5                 --                       --
International(3)                               5                 --                       --

-----------------------
(1) This information includes commissions from the redemption of shares of the Acquired Funds prior to the Reorganization.
(2)   Sales to the public commenced July 24, 1998.
(3)   Sales to the public commenced November 2, 1998.

      From such fees, NAS retained $1,455,245, $1,048,391 and $1,603,988 for
1999, 1998, and 1997, respectively, after reallowances to dealer. NAS reallows to dealers 5.00% of sales charges on Class A shares of the Stock Funds, 4.00% on Class B shares of the Funds, 4.00% on Class D shares of the Funds, and 4.00% on Class A of the Bond Funds.


DISTRIBUTION PLAN

      The Funds have adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act. The Plan permits the Funds to compensate NAS, as the Funds' Distributor, for expenses associated with the distribution of shares of the Funds. Although actual distribution expenses may be more or less, under the Plan the Funds pay NAS an annual fee in an amount that will not exceed the following amounts:

o 0.25% of the average daily net assets of Class A shares of each Fund and, Service Class Shares and IRA Class shares of the Morley Capital Accumulation Fund;

o 1.00% of the average daily net assets of Class B shares for each of the Funds other than the Bond, Long-Term U.S. Government Bond, Intermediate U.S. Government Bond and Tax-Free Funds (the "Bond Funds");

o 0.85% of the average daily net assets of the Class B shares of the Bond Funds; and

o 0.15% of the average daily net assets of Service Class shares of the Money Market and S&P 500 Index Funds.

      Distribution expenses paid by NAS may include the costs of marketing, printing and mailing prospectuses and sales literature to prospective investors, advertising, and compensation to sales personnel and broker-dealers as well as payments to broker-dealers for shareholder services.

      During the fiscal year ended October 31, 1999, NAS received the following distribution fees under the Plan:

                                                                                                         LOCAL FUND
          FUNDS                               CLASS A           CLASS B         SERVICE CLASS              SHARES
          -----                               -------           -------         -------------            ----------
Quest Fund (formerly the
 "Nationwide Mid Cap
 Growth Fund")                                $ 1,752           $  5,800             N/A                    N/A
Growth                                         12,820             38,033             N/A                    N/A
Nationwide                                     99,058            306,106             N/A                    N/A
Bond                                            6,645             11,218             N/A                    N/A
Tax-Free Income                                 3,866             24,020             N/A                    N/A
Long-Term U.S. Government                       3,024             10,541             N/A                    N/A
Intermediate U.S. Government                   22,682              6,469             N/A                    N/A
Money Market                                     N/A                N/A              N/A                  $19,387
S&P 500 Index                                    N/A                N/A            $38,403                  N/A
Large Cap Value                                13,930             12,165             N/A                    N/A
Large Cap Growth                               17,883             12,247             N/A                    N/A
Balanced                                        5,160             18,713             N/A                    N/A
Small Cap                                      10,600              8,944             N/A                    N/A
International                                   8,068              8,962             N/A                    N/A

                                    SERVICE CLASS SHARES        IRA CLASS SHARES
                                    --------------------        ----------------
Morley Capital Accumulation                $1,932                    $2,138

      As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 5, 1998, and is amended from time to time upon approval by the Board of Trustees. The Plan may be terminated as to a Class of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class. Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the applicable Class. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

      The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

      NAS may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares including, but not limited to, those discussed above.


ADMINISTRATIVE SERVICES PLAN

      Under the terms of an Administrative Services Plan, a Fund is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A shares of each Fund, Class D, Institutional Service Class and Service Class shares of the Funds (as applicable), the Prime shares of the Money Market Fund, and the IRA Class shares of the Morley Capital Accumulation Fund. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

      As authorized by the Administrative Services Plan, the Trust has entered into a Servicing Agreement effective July 1, 1999 pursuant to which Nationwide Financial Services, Inc. ("NFS") has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NAS) will receive a fee, computed at the annual rate of up to (a) 0.25% of the average daily net assets of the Class A, D or Institutional Service shares of each Fund (as applicable), Prime shares and Service Class shares of the Money Market Fund and Institutional Service Class and Service Class shares of the S&P 500 Index Fund and (b) 0.15% of the average daily net assets of Service Class and IRA Class shares of the Morley Capital Accumulation Fund, held by customers of NFS or such other entity.

      The Trust has also entered into a Servicing Agreement pursuant to which Nationwide Investment Services Corporation has agreed to provide certain administrative support services in connection with Service Class shares of the Money Market Fund held beneficially by its customers.


FUND ADMINISTRATION

      Under the terms of a Fund Administration Agreement, Villanova SA Capital Trust ("VSA"), a wholly owned subsidiary of Villanova Capital, Inc., provides for various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. For these services, each Fund pays VSA an annual fee based on each Fund's average daily net assets according to the following schedule:


             FUND                                                  ASSETS                                       FEE
             ----                                                  ------                                       ---
Quest Fund (formerly the                                   $0 up to $250 million                               0.07%
"Nationwide Mid Cap Growth Fund"),                         $250 million up to $1 billion                       0.05%
Growth Fund, Nationwide Fund,                              $1 billion and more                                 0.04%
Bond Fund, Tax-Free Income Fund,
Long-Term U.S. Government
Bond Fund, Intermediate
U.S. Government Bond Fund, Money
Market Fund, Morley Capital
Accumulation Fund(1), Growth Focus
Fund, Global Technology Fund and
Global Life Sciences Fund

S&P 500 Index Fund and                                     $0 to $1 billion                                    0.05%
Fund, Small Cap Value Fund(2)                              $1 billion or more                                  0.04%


             FUND                                                  ASSETS                                       FEE
             ----                                                  ------                                       ---
Large Cap Value, Large                                     $0 up to $250 million                               0.10%
Cap Growth, Balanced,                                      $250 million up to $1 billion                       0.06%
Small Cap, and International(2)                            $1 billion or more                                  0.04%

-----------------------
(1)   Subject to a minimum of $50,000 per year for Morley Capital Accumulation
      Fund.
(2)   Subject to a minimum of $75,000 per Fund per year.

      Prior to September 1, 1999, NAS provided fund administration services to the Funds. Effective September 1, 1999, the fund administration services previously performed for the Funds by NAS were transferred to VSA, an affiliate of NAS and an indirect subsidiary of NFS. In addition, BISYS Fund Services Ohio, Inc. began performing certain fund administration services pursuant to a Sub-Administration Agreement also effective September 1, 1999. After these changes were implemented, there was no change in the fees charged for fund administration services for each of the Funds.

      During the fiscal years ended October 31, 1999 and 1998, NAS/VSA(1) received fund administration fees from the Funds as follows:

                                                                                       YEAR ENDED OCTOBER 31,
FUNDS                                                                               1999                   1998
----                                                                                ----                   ----
Quest Fund (formerly the
  "Nationwide Mid Cap
  Growth Fund")                                                                  $    7,733              $  3,308
Growth                                                                              553,398               248,049
Nationwide Fund                                                                   1,146,258               470,352
Tax-Free Income                                                                     175,965                88,596
Bond                                                                                 94,488                44,441
Long Term U.S. Government                                                            27,727                13,998
Intermediate U.S. Government                                                         44,004                16,351
Money Market                                                                        624,729               257,123
S&P 500 Index(2)                                                                     30,506                 2,814
Large Cap Value(3)                                                                   75,000                  --
Large Cap Growth(3)                                                                  75,000                  --
Balanced(3)                                                                          75,000                  --
Small Cap(3)                                                                         75,000                  --
International(3)                                                                     75,000                  --
Morley Capital Accumulation(4)                                                        2,899                  --

-----------------------
(1) Prior to September 1, 1999, all fund administration fees were paid to NAS. After September 1, 1999, these fees were paid to VMF.
(2)   The Fund commenced operations July 24, 1998.
(3)   The Fund commenced operations November 2, 1998.
(4)   The Fund commenced operations February 1, 1999.



TRANSFER AGENT

      Nationwide Investors Services, Inc. ("NISI"), a wholly owned subsidiary of VSA, Three Nationwide Plaza, Columbus, Ohio 43215, serves as transfer agent and dividend disbursing agent for each of the Funds. For these services, NISI receives an annual fee from each of the Funds according to the following schedule:

              FUND                                         FEE
              ----                                         ---
Quest Fund (formerly the "Nationwide       $16 per account
Mid Cap Growth Fund"), Growth
Fund and Nationwide Fund


Bond Fund, Tax-Free Income                 $18 per account
Fund, Long-Term U.S.
Government Bond Fund, and
Intermediate U.S. Government
Bond Fund

Money Market Fund - Prime                  $27 per
Shares                                     Prime Share Account

Money Market Fund - Service Class          0.01% of average daily net
Shares                                     assets of Service Class shares

S&P 500 Index Fund                         $18 per account for Class A
                                           and Class B shares and 0.01%
                                           of average daily net assets of all
                                           other classes

Morley Capital Accumulation Fund           0.01% of average daily net
                                           assets of each class

Large Cap Value Fund, Large                $18 per account for Class A
Cap Growth Fund, Balanced Fund,            and Class B shares
Small Cap Fund, and                        0.01% of average daily net
International Fund                         assets of Institutional Service
                                           Class shares

Small Cap Value Fund                       0.01% of average daily net assets of
                                           Institutional Class shares

Growth Focus Fund, Global                  $18 per account for Class A
Techology Fund and Global                  and Class B shares
Life Sciences Fund                         0.01% of average daily net assets
                                           of Institutional Service Class shares

During the fiscal years ended October 31, 1999, 1998 and 1997, NISI received the following transfer agent fees from the Funds(1):

                                                          YEARS ENDED OCTOBER 31,
           FUNDS                               1999                1998                1997
           -----                               ----                ----                ----
Quest Fund (formerly the
  "Nationwide Mid Cap
  Growth Fund")                             $   24,498          $   12,379          $ 11,300
Growth                                         807,251             785,969           729,500
Nationwide Fund                              1,349,999           1,018,754           788,500
Bond                                           145,000             142,149           149,300
Tax-Free Income                                136,073             144,397           146,800
Long Term U.S. Government                       36,674              34,092            41,500
Intermediate U.S. Government                    38,402              38,102            37,599
Money Market Fund                              751,908             701,561           664,007
S&P 500 Index(2)                                 6,101                 563
Large Cap Value(3)                               1,397                  --                --
Large Cap Growth(3)                              7,229                  --                --
Balanced(3)                                      1,849                  --                --
Small Cap(3)                                     1,371                  --                --
International(3)                                   736                  --                --
Morley Capital Accumulation(4)                     415                  --                --

-----------------------
(1) This information includes fees paid to NISI by the Acquired Funds prior to the Reorganization.
(2)   The Fund commenced operation July 24, 1998.
(3)   The Fund commenced operations November 2, 1998.
(4)   The Fund commenced operations February 1, 1999.

CUSTODIAN

      The Fifth Third Bank ("Fifth Third"), 38 Fountain Square Plaza, Cincinnati, OH 45263, is the custodian for the Funds and makes all receipts and disbursements under a Custody Agreement. Fifth Third performs no managerial or policy-making functions for the Funds.


LEGAL COUNSEL

      Stradley, Ronon, Stevens and Young LLP, 2600 Commerce Square, Philadelphia, Pennsylvania 19103, , serves as the Trust's legal counsel.


AUDITORS

      KPMG LLP, Two Nationwide Plaza, Columbus, OH 43215, serves as the independent auditors for the Trust.


OTHERS

      The Trust, on behalf of the S&P 500 Index Fund, has entered into a licensing agreement which authorizes the Fund to use the trademarks of the McGraw-Hill Companies, Inc. Standard & Poor's 500 and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, expressed or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund or VMF is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for or has not participated in the determination of the prices and amount of the Fund shares or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are redeemed. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P does not guarantee the accuracy makes no warranty, expressed or implied as to the results to be obtained by the Fund, shareholders of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P 500 Index have any liability for any special, punitive, indirect, or consequential damages, including lost profits even if notified of the possibility of such damages.


BROKERAGE ALLOCATION

      A Fund's adviser (or a Subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

      The primary consideration in portfolio security transactions is "best price - best execution," i.e., execution at the most favorable prices and in the most effective manner possible. Except as described below, the adviser or a Subadviser always attempts to achieve best price - best execution, and both the adviser and the Subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

      Subject to the requirement of seeking best execution, securities may be bought from or sold to broker-dealers who have furnished statistical, research, and other information or services to the adviser or a Subadviser. In placing orders with such broker-dealers, the adviser or Subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the adviser or Subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the adviser's or Subadviser's normal research activities or expenses.

      Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

      There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the adviser or Subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when the adviser or Subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

      In purchasing and selling investments for the Funds, it is the policy of each of the subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by VMF or subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the adviser or subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services, rendered on a continuing basis; and the reasonableness of any commissions.

      VMF, UBT and each Subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Any such research and other information provided by brokers to VMF, UBT or a Subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to VMF, UBT and a Subadviser pursuant to its investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to VMF, UBT or a Subadviser in serving its other clients. Subject to the policy of VMF, UBT and the Subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers, VMF, UBT and the Subadvisers also may consider the broker-dealer's sale of shares of any fund for which it serves as investment adviser, subadviser or administrator.

      During the fiscal years ended October 31, 1999, 1998 and 1997, the following brokerage commissions were paid by the Funds(1):

                                                         YEAR ENDED OCTOBER 31,
           FUNDS                               1999                1998                1997
           -----                               ----                ----                ----
Quest Fund (formerly the
  "Nationwide Mid Cap Growth Fund")         $    9,962           $ 10,084            $  8,480
Growth                                         570,060            712,200             742,579
Nationwide Fund                              1,027,517            934,759             664,395
S&P 500 Index                                   42,996              8,386(2)               --
Large Cap Value                                 46,392(3)              --                  --
Large Cap Growth                                35,460(3)              --                  --
Balanced                                         3,249(3)              --                  --
Small Cap                                       60,147(3)              --                  --
International                                   21,586(3)              --                  --
Morley Capital Accumulation                       None(4)              --                  --

-----------------------
(1) This information includes commissions paid by the Acquired Funds prior to the Reorganization.
(2)   The Fund commenced operations July 24, 1998.
(3)   The Fund commenced operations November 2, 1998.
(4)   The Fund commenced operations February 1, 1999.


      As of October 31, 1999, the Prestige Balanced Fund, Prestige Large Cap Growth Fund, S&P 500 Index Fund, Nationwide Fund, Quest Fund (formerly the "Nationwide Mid Cap Growth Fund") and Money Market Fund held investments in securities of their regular broker-dealers as follows:


                            APPROXIMATE AGGREGATE VALUE OF
                           ISSUER'S SECURITIES OWNED BY THE                        NAME OF
FUND                           FUND AT OCTOBER 31, 1999                        BROKER OR DEALER
----                       --------------------------------                    ----------------
Balanced                              $     4,000                       Bear, Stearns & Co., Inc.
Balanced                                   23,000                       Goldman Sachs & Co.
Balanced                                   21,000                       Merrill Lynch & Co., Inc.
Large Cap Growth                           44,000                       Morgan Stanley Dean Witter Co.
Money Market                           34,635,000                       Bear, Stearns & Co., Inc.
Money Market                           10,281,000                       Morgan Stanley Dean Witter Co.
Money Market                           51,303,000                       J.P. Morgan & Co.
Money Market                           54,104,000                       Merrill Lynch & Co., Inc.
S&P 500 Index                             651,000                       Morgan Stanley Dean Witter Co.
S&P 500 Index                             298,000                       Merrill Lynch & Co., Inc.
S&P 500 Index                             236,000                       J.P. Morgan & Co.
S&P 500 Index                              88,000                       Lehman Brothers Inc.
S&P 500 Index                              52,000                       Bear, Stearns & Co., Inc.
Nationwide                             17,655,000                       Merrill Lynch & Co., Inc.
Quest Fund (formerly the
  "Nationwide Mid Cap Growth Fund")       250,000                       Merrill Lynch & Co., Inc.

      Under the Investment Company Act of 1940, "affiliated persons" of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a Subadviser or any of its affiliates, as defined in the Investment Company Act of 1940, is a member under certain conditions, in accordance with Rule 10f-3 under the Investment Company Act of 1940.

      Each of the Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated brokers or dealers," as defined in the Investment Company Act of 1940. Under the Investment Company Act of 1940, commissions paid by a Fund to an "affiliated broker or dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the adviser or the appropriate Subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker's or dealer's most favored unaffiliated customers, except for accounts for which the affiliated broker or dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker or dealer that, in the opinion of a majority of the independent trustees, are not comparable to the Fund. The Funds do not deem it practicable or in their best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

ADDITIONAL INFORMATION ON PURCHASES AND SALES


CLASS A AND CLASS D SALES CHARGES

      The charts below show the Class A and Class D sales charges, which decrease as the amount of your investment increases.


CLASS A SHARES OF THE FUNDS (OTHER THAN BOND FUNDS)

                                       SALES CHARGE AS %             SALES CHARGE AS %                 DEALER
AMOUNT OF PURCHASE                     OF OFFERING PRICE            OF AMOUNT INVESTED               COMMISSION
----------------                       -----------------            ------------------               ----------
less than $50,000                            5.75%                         6.10%                         5.00%
$50,000 to $99,999                           4.50                          4.71                          3.75

                                       SALES CHARGE AS %             SALES CHARGE AS %                 DEALER
AMOUNT OF PURCHASE                     OF OFFERING PRICE            OF AMOUNT INVESTED               COMMISSION
----------------                       -----------------            ------------------               ----------
$100,000 to $249,999                         3.50                          3.63                          2.75
$250,000 to $499,999                         2.50                          2.56                          1.75
$500,000 to $999,999                         2.00                          2.04                          1.25
$1 million to $24,999,999                    0.50                          0.50                          0.50
$25 million or more                          0.25                          0.25                          0.25


CLASS A SHARES OF THE BOND FUNDS

                                       SALES CHARGE AS %             SALES CHARGE AS %                 DEALER
AMOUNT OF PURCHASE                     OF OFFERING PRICE            OF AMOUNT INVESTED               COMMISSION
----------------                       -----------------            ------------------               ----------
less than $50,000                            4.50%                         4.71%                         4.00%
$50,000 to $99,999                           4.00                          4.17                          3.50
$100,000 to $249,999                         3.00                          3.09                          2.50
$250,000 to $499,999                         2.50                          2.56                          1.75
$500,000 to $999,999                         2.00                          2.04                          1.25
$1 million to $24,999,999                    0.50                          0.50                          0.50
$25 million or more                          0.25                          0.25                          0.25


CLASS D SHARES OF THE FUNDS

                                       SALES CHARGE AS %             SALES CHARGE AS %                 DEALER
AMOUNT OF PURCHASE                     OF OFFERING PRICE            OF AMOUNT INVESTED               COMMISSION
----------------                       -----------------            ------------------               ----------
less than $50,000                            4.50%                         4.71%                         4.00%
$50,000 to $99,999                           4.00                          4.17                          3.50
$100,000 to $249,999                         3.00                          3.09                          2.50
$250,000 to $499,999                         2.50                          2.56                          1.75
$500,000 to $999,999                         1.00                          1.01                          1.25
$1 million to $24,999,999                    0.50                          0.50                          0.50
$25 million or more                          None                          None                          0.25


NET ASSET VALUE PURCHASE PRIVILEGE (CLASS A AND D SHARES ONLY)

      The sales charge applicable to Class A and D shares may be waived for the following purchases due to the reduced marketing effort required by NAS:

(1)   shares sold to other registered investment companies affiliated with VMF,

(2)   shares sold:

      (a) to any pension, profit sharing, or other employee benefit plan for the employees of VMF, any of its affiliated companies, or investment advisory clients and their affiliates;

      (b)   to any endowment or non-profit organization;

      (c) to any pension, profit sharing, or deferred compensation plan which is qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code of 1986 as amended, dealing directly with NAS with no sales representative involved upon written assurance of the purchaser that the shares are acquired for investment purposes and will not be resold except to the Trust;

      (d) to any life insurance company separate account registered as a unit investment trust;

(3) for Class D shares and Class A shares if there are no Class D shares of a Fund sold:

      (a) to Trustees and retired Trustees of the Trust (including its predecessor Trusts);

      (b) to directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses, children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, ("Immediate Relatives")), and Immediate Relatives of deceased employees of any member of the Nationwide Insurance Enterprise, or any investment advisory clients of VMF and their affiliates;

      (c) to directors, officers, and full-time employees, their spouses, children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance Enterprise from time to time, which include but are not limited to Farmland Insurance Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farmers' Association, Ruralite Services, Inc., and Southern States Cooperative;

      (d) to any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees;

(4)   Class A shares sold:

      (a) to any person purchasing through an account with an unaffiliated brokerage firm having an agreement with NAS to waive sales charges for those persons;

      (b) to any directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with NAS;

      (c) to any person who pays for such shares with the proceeds of a sale of mutual fund shares to qualify, the person must have paid an initial sales charge or CDSC on the redeemed shares and the purchase of Class A shares must be made within 60 days of the redemption. This waiver must be requested when the purchase order is placed, and NAS may require evidence of qualification for this waiver.

      (d) to any Class Member of Snyder vs. Nationwide Mutual Insurance Company and Nationwide Life Insurance Company on the initial purchase of shares for an amount no less than $5,000 and no more than $100,000. To be eligible for this waiver, the purchase of Class A shares must come from a source other than the surrender of, withdrawal from, or loan against any existing policy, mutual fund or annuity issued by Nationwide Mutual Insurance Company or its affiliates.

      (e) to any person who pays for such shares with the proceeds of mutual funds shares redeemed from an account in the NEA Valuebuilder Mutual Fund Program. This waiver is only available for the initial purchase if shares were made with such proceeds. NAS may require evidence of qualification for such waiver.

      (f) to certain employer-sponsored retirement plan including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Code.


      Provision 4(d) applies only to the Quest Fund (formerly the "Nationwide Mid Cap Growth Fund"), Growth Fund, Nationwide Fund, Bond Fund, Tax-Free Income Fund, Long-Term U.S. Government Bond Fund and Intermediate U.S. Government Bond Fund.



CLASS B SHARES OF THE FUNDS AND CDSC

      NAS compensates broker-dealers and financial intermediaries for sales of Class B shares from its own resources at the rate of 4.00% of such sales. A CDSC, payable to NAS, will be imposed on any redemption of Class B shares which causes the current value of your account to fall below the total amount of all purchases made during the preceding six years. THE CDSC IS NEVER IMPOSED ON DIVIDENDS, WHETHER PAID IN CASH OR REINVESTED, OR ON APPRECIATION OVER THE INITIAL PURCHASE PRICE. The CDSC applies only to the lesser of the original investment or current market value.

      Where the CDSC is imposed, the amount of the CDSC will depend on the number of years since you made the purchase payment from which an amount is being redeemed, according to the following table:

                                                                CDSC ON SHARES
              YEARS OF AFTER PURCHASE                             BEING SOLD
              -----------------------                           --------------

              First                                                  5.00%
              Second                                                 4.00%
              Third                                                  3.00%
              Fourth                                                 3.00%
              Fifth                                                  2.00%
              Sixth                                                  1.00%
              Seventh and following                                  0.00%

      For purposes of calculating the CDSC, it is assumed that the oldest Class B shares remaining in your account will be sold first. All payments during a month will be aggregated and deemed to have been made on the last day of the preceding month.

      For the Bonds Funds your money will earn daily dividends through the date of liquidation. If you redeem all of your shares in one of the Bond Funds, you will receive a check representing the value of your account, less any applicable CDSC calculated as of the date of your withdrawal, plus all daily dividends credited to your account through the date of withdrawal.

      THE CDSC WILL BE WAIVED IN THE CASE OF A TOTAL OR PARTIAL REDEMPTION FOLLOWING THE DEATH OR DISABILITY (WITHIN THE MEANING OF SECTION 72(m)(7) OF THE
CODE) OF A SHAREHOLDER (ACCOUNTS OWNED BY AN INDIVIDUAL OR AN INDIVIDUAL JOINTLY WITH SPOUSE) IF REDEMPTION OCCURS WITHIN ONE YEAR OF DEATH OR INITIAL DETERMINATION OF DISABILITY.


CDSC APPLICABLE FOR CLASS A SHARES

      Employer sponsored retirement plans which purchase Class A shares at net asset value (other than those investing in Funds through a variable insurance product) are subject to a CDSC, payable to NAS, of 1.00% if a finder's fee (as described below) was paid on the purchase of the shares and the shares are redeemed within the first year after purchase, 0.50% if redeemed within the second year and 0.25% if redeemed within the third year. The sales charge is applied to the original purchase price, or the current market value of the shares being sold, whichever is less. A CDSC will be charged on redemptions of $1 million or more within a 12 month period.

      NAS will pay a finder's fee at the plan sponsor level at the time of purchase to the dealer of record at the time of purchase at the following rates:

o     1.00% for sales of the Funds of $1 million up to $3 million

o     0.50% for sales of the Funds of $3 million up to $50 million

o     0.25% for sales of the Funds of $50 million or more

      The finder's fee is paid on the aggregate assets of all Funds held at the plan sponsor level.


CONVERSION FEATURES FOR CLASS B SHARES

      Class B shares which have been outstanding for seven years will automatically convert to Class A shares on the first business day of the next month following the seventh anniversary of the date on which such Class B shares were purchased. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or other charge except that the lower 12b-1 fee applicable to Class A shares shall thereafter be applied to such converted shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of the conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value of the amount converted will be the same. Reinvestments of dividends and distributions in Class B shares will not be considered a new purchase for purposes of the conversion feature and will convert to Class A shares in the same proportion as the number of the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and distributions.

      If you effect one or more exchanges among Class B shares of the Funds during the seven-year period, the holding period for shares so exchanged will be counted toward such period. If you exchange Class B shares into the Prime Shares of the Money Market Fund for a period of time, the conversion aging period will be stopped during the time period when shares are exchanged into the Money Market Fund.

FACTORS TO CONSIDER WHEN CHOOSING A CLASS OF SHARES

      Before purchasing Class A shares or Class B shares of a Fund, investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated 12b-1 fee and potential CDSC on Class B shares prior to conversion (as described above) would be less than the initial sales charge and accumulated 12b-1 fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Class A shares as a result of the lower expenses. In this regard, to the extent that the sales charge for the Class A shares is waived or reduced investments in Class A shares become more desirable. NAS may refuse a purchase order for Class B shares of over $100,000.

      Although Class A shares are subject to a 12b-1 fee, they are not subject to the higher 12b-1 fee applicable to Class B shares. For this reason, Class A shares can be expected to pay correspondingly higher dividends per shares. However, because initial sales charges are deducted at the time of purchase, purchasers of Class A shares who do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in the Fund than purchasers of Class B shares.

      As described above, purchasers of Class B shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount may partially or wholly offset the expected higher annual expenses borne by Class B shares. Because a Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Investors in Class B shares would, however, own shares that are subject to higher annual expenses and, for a six-year period, such shares would be subject to a CDSC ranging from 5.00% to 1.00% upon redemption. Investors expecting to redeem during this six-year period should compare the cost of the CDSC plus the aggregate annual Class B shares' 12b-1 fees to the cost of the initial sales charge and 12b-1 fee on the Class A shares. Over time the expense of the annual 12b-1 fee on the Class B shares may be equal to or exceed the initial sales charge and annual 12b-1 fee applicable to Class A shares.

      For example, if a Fund's net asset value remains constant and assuming no waiver of any 12b-1 fees, the aggregate 12b-1 fee with respect to Class B shares of a Fund would equal or exceed the initial sales charge and aggregate 12b-1 fee of Class A shares approximately eight years after the purchase. In order to reduce such fees for Class B Shareholders, Class B shares will be automatically converted to Class A shares, as described above, at the end of a seven-year period. This example assumes that the initial purchase of Class A shares would be subject to the maximum initial sales charge of 5.75% for the Funds (other than the Bond Funds) and 4.50% for the Bond Funds. This example does not take into account the time value of money which reduces the impact of the Class B shares' 12b-1 fee on the investment, the benefit of having the additional initial purchase price invested during the period before it is effectively paid out as a 12b-1 fee, fluctuations in net asset value, any waiver of 12b-1 fees or the effect of different performance assumptions. For investors who are eligible to purchase Class D shares, the purchase of Class D shares will usually be preferable to purchasing Class A or Class B shares.

REDEMPTION OF SHARES OF THE MORLEY CAPITAL ACCUMULATION FUND

      The Morley Capital Accumulation Fund generally plans to redeem its shares for cash. However the Fund has elected to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of the period. In addition, the Morley Capital Accumulation Fund intends to redeem shares in cash for any requests of up to $1,000,000.

      As described in its Prospectus, however, the Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, to honor any request for redemption by making payment wholly or partly in securities and in Wrapper Agreements, as the same may be chosen by UBT in its sole discretion (an "in kind redemption"). The Trust, on behalf of the Fund, is seeking an exemptive order from the SEC with respect to redemptions in kind made to shareholders who own 5% or more of the Fund. Until such time as appropriate regulatory authorization is obtained, the Fund will not make redemptions in kind to such shareholders.

      Other Redemption Requirements. Redemption requests for Service Class and Institutional Class Shares from Plans with more than $1,000,000 in the Fund and which represent a withdrawal of 5% or more of a Plan's assets on any business day must include or be preceded by the following information: (i) the Plan name;
(ii) a listing of the Plan trustee(s); (iii) copies of Plan documents or summaries which describe the investment options available to and restrictions imposed upon Plan participants; (iv) a listing of the allocation of Plan assets across available investment options; (v) for the three year period immediately preceding the withdrawal, a monthly summary of cash flow activity for the investment option in which the Shares are included, detailing contribution and benefit payment amount and amounts transferred to and from other investment options; and (vi) in the case of Plans subject to ERISA, identification of a "Qualified Professional Asset Manager" within the meaning of Department of Labor Prohibited Transaction Class Exemption 84-14 (March 8, 1984). The Fund may waive these requirements under some circumstances. For purposes of this paragraph, "Plans" include employee benefit plans qualified under Section 401(a) of the Internal Revenue Code, "governmental plans" as defined in Section 414(d) of the Code, eligible deferred compensation plans as defined in Section 457 of the Code, and employee benefit plans qualifying under Section 403(b) of the Code.

      Redemption Fees. Generally, redemption requests on all Shares will be subject to a 2% redemption fee when the Trigger is "active." The redemption fee will be retained by the Fund to help minimize the impact the redemptions may have on Fund performance and to support administrative costs associated with redemptions from the Fund. Additionally, the redemption fee may discourage market timing by those shareholders initiating redemptions to take advantage of short-term movements in interest rates.

      The Trigger is active on any day that, as of two business days prior, the "Gross Annual Effective Yield of the Fund" is less than the current yield on the Dealer Commercial Paper (90-day) Index. Once activated, the Trigger will become inactive on any day than, as of two business days prior, the Gross Annual Effective Yield of the Fund is greater than the current yield of the Dealer Commercial Paper (90-day) Index plus 0.25%. The Fund will rely on the Dealer Commercial Paper (90-day) Index found daily on the front page of the Money and Investing section of The Wall Street Journal. If the Dealer Commercial Paper (90-day) Index is not available in The Wall Street Journal, the Fund may use alternative sources of information for 90-day dealer commercial paper rates.

      Redemptions of Service Class or Institutional Class Shares by participants in a Plans and Contract owners for reasons of death, disability, retirement, employment termination, loans, hardship, and other Plan permitted withdrawals and investment transfers to non-Competing Funds (each, a "Benefit Responsive Payment Event") are not subject to a redemption fee. All other redemptions of Shares are subject to a 2% redemption fee, payable tot he Fund when the Trigger is active.


EXAMPLE

      An IRA Class shareholder decides to redeem shares in the amount of $5,000 from the Fund on October 15th. Assume that as of October 13th the current yield on the Dealer Commercial Paper (90-day) Index is 7.2% and the Gross Annual Effective Yield of the Fund is 7.0%. Because the Gross Annual Effective Yield of the Fund is less than the current yield on the Dealer Commercial Paper (90-day) Index the Trigger is active, and the shareholder will receive net proceeds of $4,900 for the redemption. The Trigger will remain active until two business days after the Gross Annual Effective Yield of the Fund exceeds the current yield on the Dealer Commercial Paper (90-day) Index by 0.25%.

      The "Gross Annual Effective Yield of the Fund" is a measure of one day's investment income (before deduction for fees and expenses) expressed as an annual compounded yield. It is calculated on each business day based on the dividend declared for the previous day as follows:

[((1 + Previous Day's Gross Dividend Factor) 365) -1]/[NAV per Share]

      Information on the Trigger and the Gross Annual Effective Yield of the Fund can be obtained by calling 1-800-848-0920.

      The Fund reserves the right to modify its redemption fee and waiver policy in whole or in part for certain shareholders upon 30 days written notice to such shareholders.

      Redemption in Kind. In certain circumstances, the Fund reserves the right to honor a redemption request by making payment in whole or in part in securities or securities and wrap contracts, selected solely at the discretion of UBT. The Fund will always redeem shares in cash for redemption requests up to the lesser of $250,000 or 1% of the net asset value of the Fund pursuant to an election made by the Fund and filed with the SEC. In addition, the Fund does not intend to do an in-kind redemption for any redemption requests of less than $1,000,000. The Fund does not anticipate exercising its right to redeem in-kind except in extraordinary circumstances as determined by the Fund and never if a request for redemption is received in connection with a Benefit Responsive Payment Event or for redemption of IRA Class Shares.

      To the extent a payment in kind is made with securities, you may incur transaction expenses in holding and disposing of the securities. Therefore, in receiving securities you may incur costs that may exceed your share of the operating expenses incurred by the Fund. In addition, wrap contracts assigned to you as a payment in kind are illiquid and will require you to pay fees directly to the Wrap Provider rather than through the Fund. Further, a wrap contract may contain restrictions on the securities subject to such Agreement, including, but not limited to the types, maturities, duration and credit quality of each security. Therefore, to obtain the benefits of a wrap contract, you may not be able to freely trade the securities underlying the Agreement. Also, wrap contracts assigned to you will not provide protection against the credit risk associated with the issuer of any Underlying Assets (see "Specific Risks of Wrap Contracts").

      To the extent that any such payment in kind includes a wrap contract, the Fund will assign a portion of one or more wrap contracts to you. The economic terms and conditions of each assigned wrap contract will be substantially similar to the wrap contracts held by the Fund. By purchasing shares in the Fund, you agree to accept an assignment of a wrap contract as part of an in-kind redemption, provided that at the time of the redemption payment such assignment would not violate applicable law.

      A Wrap Provider, prior to the assignment of a wrap contract to a Service Class or Institutional Class shareholder, may require you to represent and warrant that such assignment does not violate any applicable laws. Moreover, the Wrap Provider may require you to obtain at your own expense the services of a qualified professional asset manager acceptable to the Wrap Provider to manage the securities distributed in kind in conformity with the wrap contract provisions. In the event a wrap contract cannot be assigned to you, the Fund in its discretion may satisfy the redemption request through (a) a cash payment,
(b) a redemption in-kind consisting entirely of securities, or (c) a combination of cash and securities.

      In the event a redemption is made in kind with a wrap contract, the Fund will incur costs in obtaining such wrap contract and assigning it the shareholder. The Fund will examine the costs and benefits of obtaining a wrap contract in making a determination to incur such costs. Typically, these costs should not exceed $5,000 per issuance.


SIGNATURE GUARANTEE (CLASS A, CLASS B AND CLASS C SHARES)

      A signature guarantee is required if the redemption is over $100,000, or if your account registration has changed within the last 30 days, if the redemption check is made payable to anyone other than the registered shareholder, or if the proceeds are sent to a bank account not previously designated or changed within the past 30 days or if proceeds are mailed to an address other than the address of record. NAS reserves the right to require a signature guarantee in other circumstances, without notice. Based on the circumstances of each transaction, NAS reserves the right to require that your signature be guaranteed by an authorized agent of an "eligible guarantor institution," which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges. A signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds. A notary public is not an acceptable guarantor. In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations. If NAS decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy.


VALUATION OF SHARES

      The net asset value per share for each Fund is determined as of the earlier of the close of regular trading on the New York Stock Exchange or 4 p.m. Eastern Time on each day that the Exchange is open and on such other days as the Board of Trustees determines and on days in which there is sufficient trading in portfolio securities of a Fund to materially affect the net asset value of that Fund (the "Valuation Time").

      The Funds will not compute net asset value on customary business holidays, including Christmas, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day and Thanksgiving.

      The net asset value per share of a class is computed by adding the value of all securities and other assets in a Fund's portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

      In determining net asset value, portfolio securities listed on national exchanges are valued at the last quoted sale price on the principal exchange, or if there is no sale on that day at the quoted bid price, or if the securities are traded in the over-the-counter market, at the last quoted sale price, or if no sale price, at the quoted bid prices; U.S. Government securities are valued at the quoted bid price; all prices obtained from an independent pricing organization. Money market obligations with remaining maturities of 10 days or less purchased by a non-money market fund are valued at amortized cost in accordance with provisions contained in Rule 2a-7 of the Investment Company Act of 1940, as described below. Securities for which market quotations are not available, or for which an independent pricing agent does not provide a value or provides a value that does not represent fair value in the judgment of the adviser or its designee are valued at fair value in accordance with procedures adopted by the Board of Trustees.

      The value of portfolio securities in the Money Market Fund is determined on the basis of the amortized cost method of valuation in accordance with Rule 2a-7 of the Investment Company Act of 1940. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

      The Trustees have adopted procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations from the Money Market Fund's amortized cost price per share, will be determined at such intervals as the Trustees deem appropriate and are reasonable in light of current market conditions. In the event such deviation from the Money Market Fund's amortized cost price per share exceeds 1/2 of 1 percent, the Trustees will consider appropriate action which might include withholding dividends or a revaluation of all or an appropriate portion of the Money Market Fund's assets based upon current market factors.

      The Trustees, in supervising the Money Market Fund's operations and delegating special responsibilities involving portfolio management to VMF, have undertaken as a particular responsibility within their overall duty of care owed to the Money Market Fund's shareholders to assure to the extent reasonably practicable, taking into account current market conditions affecting the Fund's investment objectives, that the Money Market Fund's net asset value per share will not deviate from $1.

      Pursuant to its objective of maintaining a stable net asset value per share, the Money Market Fund will only purchase investments with a remaining maturity of 397 days or less and will maintain a dollar weighted average portfolio maturity of 90 days or less.


INVESTOR STRATEGIES

      MONEY MARKET PLUS GROWTH - This strategy provides the security of principal that the Money Market Fund offers plus the opportunity for greater long-term capital appreciation through reinvestment of dividends in one of the Stock Funds.

      An initial investment of $5,000 or more is made in the Prime Shares of the Money Market Fund, and monthly dividends are then automatically invested into one or more of the Stock Funds chosen by you at such Stock Fund's current offering price. Money Market Plus Growth gives investors stability of principal through the Money Market Fund's stable share price, and its portfolio of high quality, short-term money market investments. And the Money Market Fund offers fast liquidity through unlimited free checking ($500 minimum), telephone redemption, or NAS NOW. NOTE: Money Market Fund dividends reinvested into one of the Stock Funds are subject to applicable sales charges.

      MONEY MARKET PLUS INCOME - This strategy provides the security of principal that the Money Market Fund offers plus the opportunity for greater income by reinvesting dividends into one or more of the Bond Funds.

      An initial investment of $5,000 or more is made in the Prime Shares of the Money Market Fund and monthly dividends are then reinvested into one of the Bond Funds chosen by you at such Fund's current offering price.

      When short-term interest rates increase, Money Market Fund dividends usually also rise. At the same time, share prices of the Bond Funds generally decrease. So, with Money Market Plus Income, when you earn higher Money Market Fund dividends, you can generally purchase more shares of one of the Bond Funds at lower prices. Conversely, when interest rates and Money Market Fund dividends decrease, the share prices of the Bond Funds usually increase--you will automatically buy fewer shares of one of the Bond Funds at higher prices. The Prime Shares of the Money Market Fund provides investors with stability of principal, fast liquidity through unlimited free checking ($500 minimum), telephone redemption, or NAS NOW. NOTE: Money Market Fund dividends reinvested into one of the Bond Funds are subject to applicable sales charges.

      AUTOMATIC ASSET ACCUMULATION - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

      You can get started with Automatic Asset Accumulation for as little as $25 a month in a Fund. Another way to take advantage of the benefits that Dollar Cost Averaging can offer is through the Money Market Plus Growth or Money Market Plus Income investor strategies.

      AUTOMATIC ASSET TRANSFER - This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. For transfers from the Prime Shares of the Money Market Fund to another Fund, sales charges may apply if not already paid.

      AUTOMATIC WITHDRAWAL PLAN ($50 OR MORE) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, three times/year, semi-annually or annually, to you (or anyone you designate) from your account.

      NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential. In addition, an Automatic Withdrawal Plan for Class B shares will be subject to the applicable CDSC.


INVESTOR PRIVILEGES

      The Funds offer the following privileges to shareholders. Additional information may be obtained by calling NAS toll free at 1-800-848-0920.

      NO SALES CHARGE ON REINVESTMENTS - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares, and you will receive a confirmation.

      EXCHANGE PRIVILEGE - The exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions. HOWEVER, AN EXCHANGE IS A SALE AND PURCHASE OF SHARES AND, FOR FEDERAL AND STATE INCOME TAX PURPOSES, MAY RESULT IN A CAPITAL GAIN OR LOSS. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased.

Exchanges Among Funds

      Exchanges may be made among any of the Funds within the same class or among any class in any of the Funds and Prime Shares of the Money Market Fund. For certain exchanges of Class A shares among the Funds, you may pay the difference between the sales charges, if a higher sales charge is applicable. Exchanges within Class B or Class D shares may be made without incurring a sales charge.

      An exchange from the Prime Shares of the Money Market Fund into another Fund will be subject to the applicable sales charge unless already paid. For an exchange into the Prime Shares of the Money Market Fund, the CDSC aging period for Class B shares will be stopped during the time period such Money Market Fund shares are held. If the Money Market Fund shares are subsequently sold, a CDSC will be charged at the level that would have been charged had the shares been sold at the time when they were exchanged into the Money Market Fund. If the Money Market Fund shares are exchanged back into Class B shares, the CDSC aging period will continue from the point in time when the shares were originally exchanged into the Money Market Fund.

      There is no administrative fee or exchange fee. The Trust reserves the right to reject any exchange request it believes will result in excessive transaction costs, or otherwise adversely affect other shareholders. For a description of CDSC see "Class B Shares of the Funds and CDSC." The Trust reserves the right to change the exchange privilege upon at least 60 days' written notice to shareholders.


EXCHANGES MAY BE MADE FOUR CONVENIENT WAYS:


BY TELEPHONE

      NAS NOW - You can automatically process exchanges by calling 1-800-637-0012, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. NAS NOW also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

      CUSTOMER SERVICE LINE - By calling 1-800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

      NAS may record all instructions to exchange shares. NAS reserves the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

      The Funds will employ the same procedure described under "Buying, Selling and Exchanging Fund Shares" in the Prospectus to confirm that the instructions are genuine.

      The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be tape recorded. The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

      BY MAIL OR FAX - Write or fax to Nationwide Advisory Services, Inc., Three Nationwide Plaza, P.O. Box 1492, Columbus, Ohio 43216-1492 or FAX (614) 249-8705. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered "John Doe and Mary Doe", "Joint Tenants With Right of Survivorship,' then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after 4 p.m. Eastern Time will be processed as of the next business day. NAS reserves the right to require the original document if you use the fax method.

      BY ON LINE ACCESS - Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

      FREE CHECKING WRITING PRIVILEGE (PRIME SHARES OF THE MONEY MARKET FUND
      ONLY) - You may request a supply of free checks for your personal use and there is no monthly service fee. You may use them to make withdrawals of $500 or more from your account at any time. Your account will continue to earn daily income dividends until your check clears your account. There is no limit on the number of checks you may write. Cancelled checks will not be returned to you. However, your monthly statement will provide the check number, date and amount of each check written. You will also be able to obtain copies of cancelled checks, the first five free and $2.00 per copy thereafter, by contacting one of our service representatives at 1-800-848-0920.


INVESTOR SERVICES

      NAS NOW AUTOMATED VOICE RESPONSE SYSTEM - Our toll free number 1-800-637-0012 will connect you 24 hours a day, seven days a week to NAS NOW. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

      TOLL FREE INFORMATION AND ASSISTANCE - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 5 p.m. Eastern Time (Monday through Friday, except Thursday, in which case representatives are available between 9:30 a.m. and 5 p.m. Eastern Time). Call toll free:
      1-800-848-0920 or contact NAS at our FAX telephone number (614) 249-8705.

      RETIREMENT PLANS (NOT AVAILABLE WITH THE TAX-FREE INCOME FUND) - Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Educational IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans. For a free information kit, call 1-800-848-0920.

      SHAREHOLDER CONFIRMATIONS - You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions. Instead, these will appear on your next consolidated statement.

      CONSOLIDATED STATEMENTS - Shareholders of the Funds, other than the Bond Funds and the Money Market Fund, receive quarterly statements as of the end of March, June, September and December. Shareholders of the Bond and Money Market Funds receive monthly statements. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

      For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds. Your accounts are consolidated by social security number and zip code. Accounts in your household under other social security numbers may be added to your statement at your request. Depending on which Funds you own, your consolidated statement will be sent either monthly or quarterly. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

      AVERAGE COST STATEMENT - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

      Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax advisor on the other methods available. The average cost information will not be provided to the IRS. If you have any questions, contact one of our service representatives at 1-800-848-0920.

      SHAREHOLDER REPORTS - All shareholders will receive reports semi-annually detailing the financial operations of the funds.

      PROSPECTUSES - Updated prospectuses will be mailed to you annually.

      UNDELIVERABLE MAIL - If mail from NAS to a shareholder is returned as undeliverable on three or more consecutive occasions, NAS will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. Any dividends that would be payable by check to such shareholders will be reinvested in the shareholder's account until NAS receives notification of the shareholder's correct mailing address.


FUND PERFORMANCE ADVERTISING

      Standardized yield and total return quotations will be compared separately for each class of shares. Because of differences in the fees and/or expenses borne by the various Classes of the Funds, the net yields and total returns on such class shares can be expected, at any given time, to differ from class to class for the same period.


CALCULATING MONEY MARKET FUND YIELD

      Any current Money Market Fund yield quotations, subject to Rule 482 under the Securities Act, shall consist of a seven calendar day historical yield for each class, carried at least to the nearest hundredth of a percent. The yield shall be calculated by determining the change, excluding realized and unrealized gains and losses, in the value of a hypothetical pre-existing account in each class having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 (or 366/7 during a leap year). For purposes of this calculation, the net change in account value reflects the value of additional shares purchased with dividends declared on both the original share and any such additional shares. The Fund's effective yield represents an annualization of the current seven day return with all dividends reinvested. The yields for each class will differ due to different fees and expenses charged on the class. As of October 31, 1999, the seven day current and effective yields for the Prime Shares of the Money Market Fund were 4.94% and 5.06%, respectively, and for the Service Class shares, were 4.80% and 4.92%, respectively.

      The Money Market Fund's yields will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the Money Market Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the Money Market Fund's expenses.

      Although the Fund determines its yield for each class on the basis of a seven calendar day period, it may use a different time span on occasion.

      There is no assurance that the yields quoted on any given occasion will remain in effect for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that a shareholder's investment in the Fund is not guaranteed or insured. Yields of other money market funds may not be comparable if a different base period or another method of calculation is used.

CALCULATING YIELD AND TOTAL RETURN - NON-MONEY MARKET FUNDS

      The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      All performance advertisements shall include average annual (compound) total return quotations for the most recent one, five, and ten-year periods (or life if a Fund has been in operation less than one of the prescribed periods). Average annual (compound) total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge, for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. In calculating the standard total returns for Class A and Class D shares, the current maximum applicable sales charge is deducted from the initial investment. For Class B shares, the payment of the applicable CDSC is applied to the investment result for the period shown. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

      The uniformly calculated average annual (compound) total returns for each class of shares for the periods ended October 31, 1999 were as follows:

                                       1 YEAR                            5 YEAR                    10 YEAR OR LIFE
                              --------------------------       --------------------------      --------------------------
                              CLASS     CLASS      CLASS       CLASS      CLASS     CLASS      CLASS     CLASS      CLASS
                               A(1)      B(1)        D          A(1)       B(1)       D         A(1)      B(1)        D
                              -----     -----      -----       -----      -----     -----      -----    ------      -----
Quest Fund (formerly the
  "Nationwide Mid Cap
  Growth Fund")(2)             6.48%     7.33%      8.21%      15.05%     15.90%    15.34%     12.43%    15.34%     12.57%
Growth                        10.13%    11.12%     11.80%      18.06%     19.06%    18.42%     14.01%    18.42%     14.18%
Nationwide Fund                3.72%     4.22%      5.31%      22.43%     23.39%    22.78%     15.49%    16.03%     15.66%
Bond                          -6.01%     6.72%     -5.68%       6.99%      7.52%     7.11%      6.85%     7.26%      6.91%
Tax-Free                      -7.61%     8.61%     -7.56%       5.13%      5.58%     5.19%      5.64%     6.03%      5.67%
Long Term U.S. Govt.(3)       -7.01%     7.77%     -6.78%       6.61%      7.09%     6.68%      7.19%     7.59%      7.23%
Intermediate U.S. Govt.(3)    -5.51%     6.25%     -5.39%       6.54%      7.03%     6.61%      5.49%     6.00%      5.54%

-----------------------

(1) These returns include performance based on the Funds' predecessors, which was achieved prior to the creation of the class (May 11, 1998), and which is the same as the performance shown for Class D shares through May 11, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B. Had Class A or B been in existence for the time periods presented, the performance would have been lower as a result of their additional expenses.

(2)   The life of the Fund is since December 19, 1988.

(3)   The life of the Fund is since February 10, 1992.

                                               1 YEAR                                      SINCE INCEPTION
                              ---------------------------------------         ----------------------------------------
                              INSTITUTIONAL       SERVICE       LOCAL         INSTITUTIONAL         SERVICE      LOCAL
                              SERVICE CLASS       CLASS         FUND          SERVICE CLASS         CLASS        FUND
                              -------------       -------       -----         -------------         -----        -----
500 Index(1)                       N/A              N/A         24.85%            24.64%            24.27%       16.21%

                                               1 YEAR                                      SINCE INCEPTION
                              ----------------------------------------        -----------------------------------------
                                                          INSTITUTIONAL                                   INSTITUTIONAL
                              CLASS A       CLASS B       SERVICE CLASS       CLASS A        CLASS B      SERVICE CLASS
                              -------       -------       -------------       -------        -------      -------------
Large Cap Value(2)              N/A           N/A              N/A             -2.11%         -2.50%           4.05%
Large Cap Growth(2)             N/A           N/A              N/A             27.99%         30.00%          36.00%
Balanced(2)                     N/A           N/A              N/A              6.95%          7.54%          13.62%
Small Cap(2)                    N/A           N/A              N/A              5.73%          6.70%          12.36%
International(2)                N/A           N/A              N/A             10.58%         11.58%          17.57%

-----------------------

(1)  The Fund commenced operations July 24, 1998
(2)  The Fund commenced operations November 2, 1998


                                      SINCE INCEPTION                                  SINCE INCEPTION
                         -----------------------------------------      ----------------------------------------
                         INSTITUTIONAL   INSTITUTIONAL                  INSTITUTIONAL  INSTITUTIONAL
                         SERVICE CLASS      CLASS        IRA CLASS      SERVICE CLASS      CLASS       IRA CLASS
                         -------------   -------------   ---------      -------------  -------------   ---------
Morley Capital(3)             N/A            N/A            N/A             3.60%           3.91%        3.60%
Accumulation

-----------------------

(3)   The Fund commenced operations February 1, 1999


      The Nationwide Bond Fund, Nationwide Tax-Free Income Fund, Nationwide Intermediate U.S. Government Bond Fund, Nationwide Long-Term U.S. Government Bond Fund and Morley Capital Accumulation Fund may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, assuming reinvestment of all dividends and distributions. This yield formula uses the average number of shares entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The effect of sales charges are not reflected in the calculation of the yields, therefore, a shareholders actual yield may be less.

      The following are the yields for the 30-day period ended October 31, 1999:

                                               CLASS A      CLASS B     CLASS D
                                               -------      -------     -------

         Tax-Free Income                        4.34%        3.94%       4.58%
         Long Term U.S. Government              5.34%        5.03%       5.56%
         Intermediate U.S. Government           5.21%        4.81%       5.36%

                                            SERVICE   INSTITUTIONAL
                                            CLASS     CLASS           IRA CLASS
                                            -----     -------------   ---------

         Morley Capital Accumulation         5.07%        5.49%         5.09%

      The Tax-Free Income Fund may also advertise a tax equivalent yield computed by dividing that portion of the uniformly calculated yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. Assuming a tax rate of 36%, the tax equivalent yields for the Tax-Free Income Fund for the 30-day period ended October 31, 1999 were 4.34% for Class A shares, 3.94% for Class B shares, and 4.58% for Class D shares.


NONSTANDARD RETURNS

      The Funds may also choose to show nonstandard returns including total return, and simple average total return. Nonstandard returns may or may not reflect reinvestment of all dividends and capital gains; in addition, sales charge assumptions will vary. Sales charge percentages decrease as amounts invested increase as outlined in the prospectus; therefore, returns increase as sales charges decrease.

      Total return represents the cumulative percentage change in the value of an investment over time, calculated by subtracting the initial investment from the redeemable value and dividing the result by the amount of the initial investment. The simple average total return is calculated by dividing total return by the number of years in the period, and unlike average annual (compound) total return, does not reflect compounding.

      The Balanced Fund may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, assuming reinvestment of all dividends and distributions. This yield formula uses the average number of shares entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time.


RANKINGS AND RATINGS IN FINANCIAL PUBLICATIONS

      The Funds may report their performance relative to other mutual funds or investments. The performance comparisons are made to: other mutual funds with similar objectives; other mutual funds with different objectives; or, to other sectors of the economy. Other investments which the Funds may be compared to include, but are not limited to: precious metals; real estate; stocks and bonds; closed-end funds; market indexes; fixed-rate, insured bank CDs, bank money market deposit accounts and passbook savings; and the Consumer Price Index.


      Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to:
Lipper Analytical Services, Inc., CDA/Wiesenberger, Morningstar, Donoghue's, Schabaker Investment Management, Kanon Bloch Carre & Co.; magazines such as Money, Fortune, Forbes, Kiplinger's Personal Finance Magazine, Smart Money, Mutual Funds, Worth, Financial World, Consumer Reports, Business Week, Time, Newsweek, U.S. News and World Report; and other publications such as The Wall Street Journal, Barron's, Investor's Business Daily, Standard & Poor's Outlook and, Columbus Dispatch.

THE RANKINGS MAY OR MAY NOT INCLUDE THE EFFECTS OF SALES CHARGES.


ADDITIONAL INFORMATION


DESCRIPTION OF SHARES

      The Trust presently offers the following series of shares of beneficial interest, without par value and with the various classes listed; 32 of these series are the Funds:

SERIES                                                                 SHARE CLASSES
------                                                                 -------------
Quest Fund (formerly the "Nationwide Mid Cap Growth Fund")             Class A, Class B, Class D
Growth                                                                 Class A, Class B, Class D
Nationwide                                                             Class A, Class B, Class D
Bond                                                                   Class A, Class B, Class D
Tax-Free Income                                                        Class A, Class B, Class D
Long-Term U.S. Government Bond                                         Class A, Class B, Class D
Intermediate U.S. Government Bond                                      Class A, Class B, Class D
Money Market                                                           Service Class, Prime Shares
S&P 500 Index                                                          Class A, Class B, Service Class,
                                                                       Institutional Service Class, Local
                                                                       Fund Shares, Institutional Class
Morley Capital Accumulation                                            Service Class, Institutional Class, IRA Class
Morley Enhanced Income Fund                                            Class A, Institutional Service Class,
                                                                       Institutional Class
Prestige Large Cap Value                                               Class A, Class B, Institutional Service Class
Prestige Large Cap Growth                                              Class A, Class B, Institutional Service Class
Prestige Small Cap                                                     Class A, Class B, Institutional Service Class
Prestige Balanced                                                      Class A, Class B, Institutional Service Class
Prestige International                                                 Class A, Class B, Institutional Service Class
Small Cap Index                                                        Class A, Class B, Institutional Class
International Index                                                    Class A, Class B, Institutional Class
Bond Index                                                             Class A, Class B, Institutional Class
Mid Cap Market Index                                                   Class A, Class B, Institutional Class
Investor Destinations Aggressive                                       Class A, Class B, Service Class
Investor Destinations Moderately Aggressive                            Class A, Class B, Service Class
Investor Destinations Moderate                                         Class A, Class B, Service Class
Investor Destinations Moderately Conservative                          Class A, Class B, Service Class
Investor Destinations Conservative                                     Class A, Class B, Service Class
Focus                                                                  Class A, Class B, Institutional Service Class
Value Opportunities                                                    Class A, Class B, Institutional Service Class
High Yield Bond                                                        Class A, Class B, Institutional Service Class
Small Cap Value                                                        Institutional Class
Growth Focus                                                           Class A, Class B, Institutional Service Class
Global Technology                                                      Class A, Class B, Institutional Service Class
Global Life Sciences                                                   Class A, Class B, Institutional Service Class

      You have an interest only in the assets of the shares of the Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.


VOTING RIGHTS

      Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the Investment Company Act of 1940 or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. In addition, holders of Class A shares, Class B shares or Prime shares will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

      To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the Investment Company Act of 1940. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.


ADDITIONAL GENERAL TAX INFORMATION

      Each of the Funds is treated as a separate entity for Federal income tax purposes and intends to qualify as a "regulated investment company" under the Code, for so long as such qualification is in the best interest of that Fund's shareholders. In order to qualify as a regulated investment company, a Fund must, among other things: diversify its investments within certain prescribed limits; derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies. In addition, to utilize the tax provisions specially applicable to regulated investment companies, a Fund must distribute to its shareholders at least 90% of its investment company taxable income for the year. In general, the Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

      A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

      Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

      It is expected that each Fund will distribute annually to shareholders all or substantially all of that Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for federal income tax purposes, even if paid in additional shares of that Fund and not in cash.

      Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss, if any, is taxable to shareholders as long-term capital gain, respectively, in the year in which it is received, regardless of how long the shareholder has held the shares. Such distributions are not eligible for the dividends-received deduction.

      Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the effective marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

      Long-term capital gains of individuals are subject to a maximum tax rate of 20% (10% for individuals in the 15% ordinary income tax bracket). Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward and deducted in future years. The holding period for long-term capital gains is more than one year.

      Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

      Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

      Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. Each Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by that Fund for its taxable year that qualifies for the dividends received deduction. Because all of the Money Market Fund's and each of the Bond Fund's net investment income is expected to be derived from earned interest and short term capital gains, it is anticipated that no distributions from such Funds will qualify for the 70% dividends received deduction.

      Foreign taxes may be imposed on a Fund by foreign countries with respect to its income from foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested in various countries is not known.

      If less than 50% in value of any Fund's total assets at the end of its fiscal year are invested in stocks or securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by that Fund. These taxes will be taken as a deduction by the Fund. Under Section 1256 of the Code, gain or loss realized by a Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures and options remaining unexercised at the end of a Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such Fund characterized in the manner described above.

      If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required (i) to include in gross income, even though not actually received, their respective pro rata share of the foreign taxes paid by the Fund, (ii) to treat their income from the Fund as being from foreign sources to the extent that the Fund's income is from foreign sources, and (iii) to either deduct their pro rata share of foreign taxes in computing their taxable income or use it as a foreign tax credit against federal income (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

      It is anticipated that the International Fund will be operated so as to meet the requirements of the Code to "pass through" to its shareholders credits for foreign taxes paid, although there can be no assurance that these requirements will be met. Each shareholder will be notified within 45 days after the close of the International Fund's taxable year whether the foreign taxes paid by the International

Fund will "pass through" for that year and, if so, the amount of each shareholder's pro rata share of (i) the foreign taxes paid, and (ii) the International Fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

      If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. In addition, gain realized from the sale, other disposition, or marking-to-market of PFIC securities may be treated as ordinary income under Section 1291 or Section 1296 of the Code.

      Offsetting positions held by a Fund involving certain futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short or long-term capital gain from certain straddle and/or conversion transactions may be recharacterized as ordinary income.

      If a Fund were treated as entering into straddles by reason of its engaging in futures or options transactions, such straddles would be characterized as "mixed straddles" if the futures or options comprising a part of such straddles were governed by Section 1256 of the Code. A Fund may make one or more elections with respect to mixed straddles. If no election is made, to the extent the straddle rules apply to positions established by a Fund, losses realized by such Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital losses on straddle positions may be recharacterized as long-term capital losses and long-term capital gains may be recharacterized as short-term capital gain or ordinary income.

      Investment by a Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to Shareholders. For example, a Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In that case, that Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

      Each Fund may be required by federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions to any Shareholder, and the proceeds of redemption or the values of any exchanges of Shares of the Fund, if such Shareholder (1) fails to furnish the Fund with a correct taxpayer identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Fund that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security number.

      Information set forth in the Prospectuses and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Funds or their shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

      Information as to the federal income tax status of all distributions will be mailed annually to each shareholder.


ADDITIONAL TAX INFORMATION WITH RESPECT TO THE TAX-FREE INCOME FUND

      The Tax-Free Income Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tax-Free Income Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans, and individual retirement accounts, since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from all or a portion of the Tax-Free Income Fund's dividends being tax-exempt and such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Tax-Free Income Fund may not be an appropriate investment for entities which are "substantial users," or "related persons" thereof, of facilities financed by private activity bonds held by the Tax-Free Income Fund.

      The Code permits a regulated investment company which invests in municipal securities to pay to its shareholders "exempt-interest dividends," which are excluded from gross income for federal income tax purposes, if at the close of each quarter of its taxable year at least 50% of its total assets consist of municipal securities.

      An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax-Free Income Fund that is derived from interest received by the Tax-Free Income Fund that is excluded from gross income for federal income tax purposes, net of certain deductions, provided the dividend is designated as an exempt-interest dividend in a written notice mailed to shareholders not later than sixty days after the close of the Tax-Free Income Fund's taxable year. The percentage of the total dividends paid by the Tax-Free Income Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders of the Tax-Free Income Fund receiving dividends during such year. Exempt-interest dividends shall be treated by the Tax-Free Income Fund's shareholders as items of interest excludable from their gross income for Federal income tax purposes under Section 103(a) of the Code. However, a shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) of the Code if such shareholder is a "substantial user" or a "related person" to such user under Section 147(a) of the Code with respect to any of the municipal securities held by the Tax-Free Income Fund. If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share shall be disallowed to the extent of the amount of such exempt-interest dividend.

      In general, interest on indebtedness incurred or continued by a shareholder to purchase or carry shares is not deductible for federal income tax purposes if the Tax-Free Income Fund distributes exempt-interest dividends during the shareholder's taxable year. A shareholder of the Tax-Free Income Fund that is a financial institution may not deduct interest expense attributable to indebtedness incurred or continued to purchase or carry shares of the Tax-Free Income Fund if the Tax-Free Income Fund distributes exempt-interest dividends during the shareholder's taxable year. Certain federal income tax deductions of property and casualty insurance companies holding shares of the Tax-Free Income Fund and receiving exempt-interest dividends may also be adversely affected. In certain limited instances, the portion of Social Security benefits received by a shareholder which may be subject to federal income tax may be affected by the amount of tax-exempt interest income, including exempt-interest dividends received by shareholders of the Tax-Free Income Fund.

      In the event the Tax-Free Income Fund realizes long-term capital gains, the Tax-Free Income Fund intends to distribute any realized net long-term capital gains annually. If the Tax-Free Income Fund distributes such gains, the Tax-Free Income Fund will have no tax liability with respect to such gains, and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held their shares. Any such distributions will be designated as a capital gain dividend in a written notice mailed by the Tax-Free Income Fund to the shareholders not later than sixty days after the close of the Tax-Free Income Fund's taxable year. It should be noted, however, that long-term capital gains of individuals are subject to a maximum tax rate of 20% (or 10% for individuals in the 15% ordinary income tax bracket). Any net short-term capital gains are taxed at ordinary income tax rates. If a shareholder receives a capital gain dividend with respect to any share and then sells the share before he has held it for more than six months, any loss on the sale of the share is treated as long-term capital loss to the extent of the capital gain dividend received.

      Interest earned on certain municipal obligations issued on or after August 8, 1986, to finance certain private activities will be treated as a tax preference item in computing the alternative minimum tax. Since the Tax-Free Income Fund may invest up to 20% of its net assets in municipal securities the interest on which may be treated as a tax preference item, a portion of the exempt-interest dividends received by shareholders from the Tax-Free Income Fund may be treated as tax preference items in computing the alternative minimum tax to the extent that distributions by the Tax-Free Income Fund are attributable to such obligations. Also, a portion of all other interest excluded from gross income for federal income tax purposes earned by a corporation may be subject to the alternative minimum tax as a result of the inclusion in alternative minimum taxable income of 75% of the excess of adjusted current earnings and profits over pre-book alternative minimum taxable income. Adjusted current earnings and profits would include exempt-interest dividends distributed by the Tax-Free Income Fund to corporate shareholders. For individuals the alternative minimum tax rate is 26% on alternative minimum taxable income in excess of the applicable exemption amount up to $175,000 and 28% on the excess of $175,000; for corporations the alternative minimum tax rate is 20% on alternative minimum taxable income in excess of $40,000.

      For taxable years of corporations beginning before 1996, the Superfund Revenue Act of 1986 imposes an additional tax (which is deductible for federal income tax purposes) on a corporation at a rate of 0.12 of one percent on the excess over $2,000,000 of such corporation's "modified alternative minimum taxable income", which would include a portion of the exempt-interest dividends distributed by the Tax-Free Income Fund to such corporation. In addition, exempt-interest dividends distributed to certain foreign corporations doing business in the United States could be subject to a branch profits tax imposed by Section 884 of the Code.

      Distributions of exempt-interest dividends by the Tax-Free Income Fund may be subject to state and local taxes even though a substantial portion of such distributions may be derived from interest on obligations which, if received directly, would be exempt from such taxes. The Tax-Free Income Fund will report to its shareholders annually after the close of its taxable year the percentage and source, on a state-by-state basis, of interest income earned on municipal obligations held by the Tax-Free Income Fund during the preceding year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

      The Tax-Free Income Fund may acquire rights regarding specified portfolio securities under puts. The policy of the Tax-Free Income Fund is to limit its acquisition of puts to those under which it will be treated for federal income tax purposes as the owner of the municipal securities acquired subject to the put and the interest on the municipal securities will be tax-exempt to it. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Tax-Free Income Fund could acquire under the Investment Company Act of 1940. Therefore, although the Tax-Free Income Fund will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion.

      Under Section 1256 of the Code, gain or loss realized by the Tax-Free Income Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures and options remaining unexercised at the end of the Tax-Free Income Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Tax-Free Income Fund characterized in the manner described above.

      Offsetting positions held by the Tax-Free Income Fund involving certain futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short or long-term capital gain from certain straddle and/or conversion transactions may be recharacterized as ordinary income.

      If the Tax-Free Income Fund were treated as entering into straddles by reason of its engaging in futures or options transactions, such straddles would be characterized as "mixed straddles" if the futures or options comprising a part of such straddles were governed by Section 1256 of the Code. The Tax-Free Income Fund may make one or more elections with respect to mixed straddles. If no election is made, to the extent the straddle rules apply to positions established by the Tax-Free Income Fund, losses realized by the Tax-Free Income Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital losses on straddle positions may be recharacterized as long-term capital losses and long-term capital gains may be recharacterized as short-term capital gain or ordinary income.

      Investment by the Tax-Free Income Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, the Tax-Free Income Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In that case, the Tax-Free Income Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

      Income itself exempt from Federal income taxation may be considered in addition to taxable income when determining whether Social Security payments received by a shareholder are subject to federal income taxation.


MAJOR SHAREHOLDERS

      As of July ____, 2000, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of the Trust.

      As of July ____, 2000, the following shareholders held five percent or greater of shares of the Funds:


                                                                                PERCENTAGE OF
           FUND/CLASS                                    NO. OF SHARES          FUND'S TOTAL ASSETS
U.S. GOVERNMENT INCOME - CLASS D
Nationwide Life Insurance Co.
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029                                                                     %

GROWTH - CLASS D
Nationwide Life Insurance Co.
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029                                                                     %

NATIONWIDE - CLASS D
Nationwide Life Insurance Co.
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029                                                                     %

BOND - CLASS D
Nationwide Life Insurance Co.
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029                                                                     %

                                                                                PERCENTAGE OF
           FUND/CLASS                                    NO. OF SHARES          FUND'S TOTAL ASSETS
Joan C. Edwards
114 Hunter Pkwy
Cuyahoga Fls, Ohio 4223-3750                                                                  %


BOND  - CLASS A
NAS as Custodian For IRA Plan
Lacy E. Jones
Rollover Account
581 Moores Landing Rd
Hampstead, NC 2844-8619                                                                       %

I Know I Can Fund Of the Columbus Foundation
1234 E. Broad St
Columbus, Ohio 43205-1405                                                                     %

Glenna G. Hurt
904 Poplar St.
Kenova, WV 25530-1429                                                                         %

MONEY MARKET - SERVICE CLASS
Nationwide Life Insurance Co.
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029                                                                     %

MONEY MARKET - PRIME SHARES
Nationwide Life Insurance Co.
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029                                                                     %

Nationwide Trust Company, FSB
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029                                                                     %

Roseanne C. Smerling
3065 Bellaire Ln
Oshkosh, WI 54904-1002                                                                        %

NAS as Custodian for IRA Plan
Paula J. Bales
6477 Mary Esther Ln
Mechanicsville, VA 23111-5030                                                                 %

NAS as Custodian for IRA Plan
R. Duane Gross
662 Brookland Rd
Coudersport, PA 16915-8028                                                                    %

                                                                                PERCENTAGE OF
           FUND/CLASS                                    NO. OF SHARES          FUND'S TOTAL ASSETS
NAS as Custodian for IRA Plan
Loree W. Sowell
Rollover Account
6708 Lovington Dr
Dallas, TX 75252-2545                                                                         %

NAS as Custodian for IRA Plan
Claude D. Johnson, Jr.
NC 69 Box 1340
Bigfoot, TX 78005-9303                                                                        %

Richard E. Marshall
352 Harris Hill Rd
Williamsville, NY 14221-7407                                                                  %

SMALL CAP INDEX - CLASS A
Villanova Mutual Fund Capital Trust
1200 River Road
Conshohocken, PA 19428-2436                                                                   %

SMALL CAP INDEX - INSTITUTIONAL
Villanova Mutual Fund Capital Trust
1200 River Road
Conshohocken, PA 19428-2436                                                                   %

INTERNATIONAL INDEX - CLASS A
Villanova Mutual Fund Capital Trust
1200 River Road
Conshohocken, PA 19428-2436                                                                   %

INTERNATIONAL INDEX - CLASS B
Villanova Mutual Fund Capital Trust
1200 River Road
Conshohocken, PA 19428-2436                                                                   %

INTERNATIONAL INDEX- INSTITUTIONAL
Villanova Mutual Fund Capital Trust
1200 River Road
Conshohocken, PA 19428-2436                                                                   %

BOND INDEX - CLASS A
Villanova Mutual Fund Capital Trust
1200 River Road
Conshohocken, PA 19428-2436                                                                   %

                                                                                PERCENTAGE OF
           FUND/CLASS                                    NO. OF SHARES          FUND'S TOTAL ASSETS
BOND INDEX - INSTITUTIONAL
Villanova Mutual Fund Capital Trust
1200 River Road
Conshohocken, PA 19428-2436                                                                   %

MID CAP MKT INDEX - CLASS A
c/o Mona Jewell 01-32-05
PO Box 182029
Columbus, OH 43218-2029                                                                       %

MID CAP MARKET INDEX - INSTITUTIONAL
c/o Mona Jewell 01-32-05
PO Box 182029
Columbus, OH 43218-2029                                                                       %

S&P 500 INDEX - CLASS A
Villanova Mutual Fund Capital Trust
1200 River Road
Conshohocken, PA 19428-2436                                                                   %

S&P 500 INDEX - CLASS B
Villanova Mutual Fund Capital Trust
1200 River Road
Conshohocken, PA 19428-2436                                                                   %

S&P 500 INDEX - SERVICE CLASS
Nationwide Life Insurance Co.
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                                                                       %

S&P 500 INDEX - INSTITUTIONAL
Villanova Mutual Fund Capital Trust
1200 River Road
Conshohocken, PA 19428-2436                                                                   %

S&P 500 INDEX - LOCAL SHARES
Nationwide Life Co.
Attn: Gary Berndt
1 Nationwide Plaza
Columbus, OH 43215-2239                                                                       %

                                                                                PERCENTAGE OF
           FUND/CLASS                                    NO. OF SHARES          FUND'S TOTAL ASSETS
Nationwide Asset Allocation Trust
c/o Nationwide Advisory
Services Inc 3-26-04
Moderately Portfolio
3 Nationwide Plaza
Columbus, OH 43215-2410                                                                       %

Nationwide Asset Allocation Trust
c/o Nationwide Advisory
Services Inc 3-26-04
Moderately  Aggressive Portfolio
3 Nationwide Plaza
Columbus, OH 43215-2410                                                                       %

Nationwide Asset Allocation Trust
c/o Nationwide Advisory
Services Inc 3-26-04
Aggressive Portfolio
3 Nationwide Plaza
Columbus, OH 43215-2410                                                                       %

MORLEY ENHANCED INCOME - CLASS A
Morley Capital Management
5665 SW Meadows Rd., Ste. 400
Lake Oswego, OR 97035-3193                                                                    %

MORLEY ENHANCED INCOME - INSTITUTIONAL SERVICE CLASS
Nationwide Pensions Managed
Variable Account
Personal Portfolio Series #1
One Nationwide Plaza
Columbus, Ohio 43215-2239                                                                     %

Nationwide Pensions Managed
Variable Account
Personal Portfolio Series #2
One Nationwide Plaza
Columbus, Ohio 43215-2239                                                                     %

Nationwide Pensions Managed
Variable Account
Personal Portfolio Series #3
One Nationwide Plaza
Columbus, Ohio 43215-2239                                                                     %

VALUE OPPORTUNITIES - CLASS A
Villanova Mutual Fund Capital Trust
1200 River Road
Conshohocken, PA 19428-2436                                                                   %

                                                                                PERCENTAGE OF
           FUND/CLASS                                    NO. OF SHARES          FUND'S TOTAL ASSETS
VALUE OPPORTUNITIES - CLASS B
Villanova Mutual Fund Capital Trust
1200 River Road
Conshohocken, PA 19428-2436                                                                   %

VALUE OPPORTUNITIES - INSTITUTIONAL
Villanova Mutual Fund Capital Trust
1200 River Road
Conshohocken, PA 19428-2436                                                                   %

HIGH YIELD BOND - CLASS A
Villanova Mutual Fund Capital Trust
1200 River Road
Conshohocken, PA 19428-2436                                                                   %

HIGH YIELD BOND - CLASS B
Villanova Mutual Fund Capital Trust
1200 River Road
Conshohocken, PA 19428-2436                                                                   %

HIGH YIELD BOND - INSTITUTIONAL
Nationwide Life Insurance Co.
Attn: Pam Smith
Investment Accounting
Nationwide Plaza 1, 32nd Floor
Columbus, OH 43218                                                                            %

INTERMEDIATE U.S. GOVERNMENT BOND - CLASS A
Nationwide Pensions Managed
Variable Account
Personal Portfolio Series #1
One Nationwide Plaza
Columbus, OH 43215-2239                                                                       %

Nationwide Pensions Managed
Variable Account
Personal Portfolio Series #2
One Nationwide Plaza
Columbus, OH 43215-2239                                                                       %

Nationwide Pensions Managed
Variable Account
Personal Portfolio Series #3
One Nationwide Plaza
Columbus, OH 43215-2239                                                                       %

                                                                                PERCENTAGE OF
           FUND/CLASS                                    NO. OF SHARES          FUND'S TOTAL ASSETS
Nationwide Pensions Managed
Variable Account
Personal Portfolio Series #4
One Nationwide Plaza
Columbus, OH 43215-2239                                                                       %

Nationwide Pensions Managed
Variable Account
Personal Portfolio Series #5
One Nationwide Plaza
Columbus, OH 43215-2239                                                                       %

Nationwide Pensions Managed
Variable Account
Personal Portfolio Series #6
One Nationwide Plaza
Columbus, OH 43215-2239                                                                       %

INTERMEDIATE U.S. GOVERNMENT BOND - CLASS B
Wanda Fay Whitley
51 Lakeshore Ln
Chattanooga, TN 37415-7015                                                                    %

Vernie M. Weaver
T/O/D
3708 Cyrus Creek Rd
Darrdoursville, WV 25504                                                                      %

Norma Louise Bugg
T/O/D
RR 4 Box 51
Tangier, IN 47952-9019                                                                        %

TAX-FREE INCOME - CLASS A
Geraldine H. Zerphey
T/O/D
232 N. Locust St
Elizabethtown, PA 17022-1929                                                                  %

Larry K. Brinton and
Garry L. Brinton  JTWROS
T/O/D
9 Nelson Manor LN
Middletown, PA 17057-4905                                                                     %

Mary M. Dais &
William F. Dais  JT WROS
910 Buckeye St.
Genoa, OH 43430-1523                                                                          %

                                                                                PERCENTAGE OF
           FUND/CLASS                                    NO. OF SHARES          FUND'S TOTAL ASSETS
Richard C. Stansbury
T/O/D
201 St Mark Way, Apt.404
Westminster, MD 21158-4195                                                                    %

LONG-TERM U.S. GOVERNMENT BOND - CLASS A
Dora Smith
20 Lafayette Cir.
Hurricane, WV 25526-9242                                                                      %

LONG-TERM U.S. GOVERNMENT BOND - CLASS B
Nationwide Life Ins.
Attn: Pamela Smith
1-35-05
One Nationwide Plaza
Columbus, OH 43215-2239                                                                       %

QUEST FUND (formerly the "NATIONWIDE MID CAP
  GROWTH FUND") - CLASS D
Nationwide Life Ins Co
Attn: Pamela Smith
1/32/05
One Nationwide Plaza
Columbus, Ohio 43215-2239                                                                     %

MORLEY CAPITAL ACCUMULATION -SERVICE CLASS
Nationwide Life Ins. Co.
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029                                                                       %

Nationwide Life Ins. Co.
Attn: Pam Smith
One Nationwide Plaza
Columbus, Ohio 43215-2239                                                                     %

Nationwide Trust Company FSB
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029                                                                       %

MORLEY CAPITAL ACCUMULATION -INSTITUTIONAL CLASS
Morley Capital Management
5665 SW Meadows Rd, Ste. 400
Lake Oswego, OR 97035-3193                                                                    %

                                                                                PERCENTAGE OF
           FUND/CLASS                                    NO. OF SHARES          FUND'S TOTAL ASSETS
Nationwide Life Ins. Co.
Attn: Pam Smith
One Nationwide Plaza
Columbus, Ohio 43215-2239                                                                     %

MORLEY CAPITAL ACCUMULATION -IRA CLASS
Nationwide Life Co.
Attn: Pam Smith
1 Nationwide Plaza
Columbus, Ohio 43215-2239                                                                     %

NAS As Cust for IRA Plan
Harold N. Morley
Rollover Account
18016 Skyland Cir
Lake Oswego, OR 97034-6452                                                                    %

PRESTIGE LARGE CAP VALUE - CLASS A
Nationwide Pensions Managed
Variable Account
Personal Portfolio Series #1
One Nationwide Plaza
Columbus, Ohio 43215-2239                                                                     %

Nationwide Pensions Managed
Variable Account
Personal Portfolio Series #3
One Nationwide Plaza
Columbus, Ohio 43215-2239                                                                     %

Nationwide Pensions Managed
Variable Account
Personal Portfolio Series #4
One Nationwide Plaza
Columbus, Ohio 43215-2239                                                                     %

Nationwide Pensions Managed
Variable Account
Personal Portfolio Series #5
One Nationwide Plaza
Columbus, Ohio 43215-2239                                                                     %

Nationwide Pensions Managed
Variable Account
Personal Portfolio Series #6
One Nationwide Plaza
Columbus, Ohio 43215-2239                                                                     %

                                                                                PERCENTAGE OF
           FUND/CLASS                                    NO. OF SHARES          FUND'S TOTAL ASSETS
PRESTIGE LARGE CAP VALUE - CLASS B
NAS as Cust for IRA Plan
Jeffrey V. Medema
Rollover Account
1728 Kilgore Road
Dayton, TX 77520-3923                                                                         %

NAS as Cust for IRA Plan
Jean F. Hambrick
Rollover Account
2900 White Road NE
Conyers, GA 30012-2624                                                                        %

Doug L. Brown &
Jackie Lynn Brown JT WROS
1839 Prospect Road
Lawrenceville, GA 30043-2758                                                                  %

Mary R. Brown
1869 Prospect Road
Lawrenceville, GA 30043-2758                                                                  %

PRESTIGE LARGE CAP VALUE - INSTITUTIONAL SERVICE CLASS
Nationwide Life Insurance Co.
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029                                                                     %

PRESTIGE LARGE CAP GROWTH - CLASS A
Nationwide Pensions Managed
Variable Account
Personal Portfolio Series #2
One Nationwide Plaza
Columbus, Ohio 43215-2239                                                                     %

Nationwide Pensions Managed
Variable Account
Personal Portfolio Series #3
One Nationwide Plaza
Columbus, Ohio 43215-2239                                                                     %

Nationwide Pensions Managed
Variable Account
Personal Portfolio Series #4
One Nationwide Plaza
Columbus, Ohio 43215-2239                                                                     %

                                                                                PERCENTAGE OF
           FUND/CLASS                                    NO. OF SHARES          FUND'S TOTAL ASSETS
Nationwide Pensions Managed
Variable Account
Personal Portfolio Series #5
One Nationwide Plaza
Columbus, Ohio 43215-2239                                                                     %

Nationwide Pensions Managed
Variable Account
Personal Portfolio Series #6
One Nationwide Plaza
Columbus, Ohio 43215-2239                                                                     %

PRESTIGE LARGE CAP GROWTH - CLASS B
Ron Finnell
T/O/D
P.O. Box 141
Sedalia, MD 65302-0141                                                                        %

PRESTIGE LARGE CAP GROWTH - INSTITUTIONAL SERVICE CLASS
Nationwide Life Insurance Co.
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029                                                                     %

PRESTIGE BALANCED - CLASS A
Nationwide Life Insurance Co.
QPVA
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029                                                                     %

Nationwide Life Co.
Attn: Pam Smith
1 Nationwide Plaza
Columbus, Ohio 43215-2239                                                                     %

PRESTIGE BALANCED - CLASS B
Nationwide Life Co.
Attn: Pam Smith
1 Nationwide Plaza
Columbus, Ohio 43215-2239                                                                     %

PRESTIGE BALANCED - INSTITUTIONAL SERVICE CLASS
Nationwide Life Insurance Co.
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029                                                                     %

                                                                                PERCENTAGE OF
           FUND/CLASS                                    NO. OF SHARES          FUND'S TOTAL ASSETS
PRESTIGE SMALL CAP- CLASS A
Nationwide Pensions Managed
Variable Account
Personal Portfolio Series #3
One Nationwide Plaza
Columbus, Ohio 43215-2239                                                                     %

Nationwide Pensions Managed
Variable Account
Personal Portfolio Series #4
One Nationwide Plaza
Columbus, Ohio 43215-2239                                                                     %

Nationwide Pensions Managed
Variable Account
Personal Portfolio Series #5
One Nationwide Plaza
Columbus, Ohio 43215-2239                                                                     %

Nationwide Pensions Managed
Variable Account
Personal Portfolio Series #6
One Nationwide Plaza
Columbus, Ohio 43215-2239                                                                     %

PRESTIGE SMALL CAP - CLASS B
NAS as Custodian for IRA Plan
James L. Stingle
Sep IRA
HC 1 Box 100
Pelkie, MI 49958-9431                                                                         %

Doug L. Brown &
Jackie Lynn Brown  JT WROS
1839 Prospect Road
Lawrenceville, GA 30043-2753                                                                  %

NAS as Cust of IRA Plan
John F. Carlin
694 Jenney Mill Ct
Marietta, GA 30068-2221                                                                       %

PRESTIGE SMALL CAP - INSTITUTIONAL SERVICE CLASS
Nationwide Life Insurance Co.
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029                                                                     %

                                                                                PERCENTAGE OF
           FUND/CLASS                                    NO. OF SHARES          FUND'S TOTAL ASSETS
PRESTIGE INTERNATIONAL - CLASS A
Nationwide Pensions Managed
Variable Account
Personal Portfolio Series #4
One Nationwide Plaza
Columbus, Ohio 43215-2239                                                                     %

Nationwide Pensions Managed
Variable Account
Personal Portfolio Series #5
One Nationwide Plaza
Columbus, Ohio 43215-2239                                                                     %

Nationwide Pensions Managed
Variable Account
Personal Portfolio Series #6
One Nationwide Plaza
Columbus, Ohio 43215-2239                                                                     %

PRESTIGE INTERNATIONAL - CLASS B
Scott William Stilwell
10471 Manoning Ave.
Brooksville, Fl 34614-3078                                                                    %

NAS as Custodian for IRA Plan
James L. Stingle
Sep IRA
HC 1 Box 100
Pelkie, MI 49958-9431                                                                         %

NAS as Cust for IRA Plan
Jeffrey V. Medema
Rollover Account
1728 Kilgore Road
Daytown, TX 77520-3923                                                                        %

John S. Uzzo
T/O/D
12744 Forrest Dr.
Edinboro, PA 16412-1282                                                                       %

NAS as Cust for IRA Plan
Richard Dean Cira
Rollover Account
10 Little Acorn Circle
Pittsford, NY 14534-3312                                                                      %

                                                                                PERCENTAGE OF
           FUND/CLASS                                    NO. OF SHARES          FUND'S TOTAL ASSETS
NAS as Cust for IRA Plan
Kenneth M. McElhaney
Rollover Account
30798 Humes Road
Cambridge Spgs, PA 16403-7220                                                                 %

Debra A. Merijohn
12623 S 69th Court
Palds Heights, IL 60463-1692                                                                  %

NAS as Cust for IRA Plan
Elizabeth M. Hudson
1321 Kenwood Drive
CPE Girardeau, MO 63701-2148                                                                  %

PRESTIGE INTERNATIONAL - INSTITUTIONAL SERVICE CLASS
Nationwide Life Insurance Co.
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                                                                       %


      To the extent, Nationwide Life Insurance Company and its affiliates directly or indirectly owned, controlled and held power to vote 25% or more of the outstanding shares of the Funds above, it is deemed to have "control" over matters which are subject a vote of the Fund's shares.

      Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215 is wholly-owned by Nationwide Financial Services, Inc. (NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.


FINANCIAL STATEMENTS

      The Report of Independent Auditors and Financial Statements of the Funds for the period ended October 31, 1999 are incorporated by reference to the Trust's Annual Reports. Copies of the Annual Report are available without charge upon request by writing the Trust or by calling toll free 1-800-848-0920.

APPENDIX A

BOND RATINGS

STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

      2.    Nature of and provisions of the obligation.

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


INVESTMENT GRADE

AAA - Debt rated `AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated `BB', `B', `CCC', `CC' and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B - Debt rated `B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

CCC - Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-' rating.

CC - Debt rated `CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

C - Debt rated `C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied `CCC-' debt rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating `CI' is reserved for income bonds on which no interest is being paid.

D - Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


STATE AND MUNICIPAL NOTES

Excerpts from Moody's Investors Service, Inc., description of state and municipal note ratings:

MIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3--Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.


FITCH IBCA INFORMATION SERVICES, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and represent the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC        Bonds are considered a high default risk. Default is a real
and C          possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' rating signal imminent default.

DDD, DD        Bonds are in default. Such bonds are not meeting current
and D          obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and `D' represents the lowest potential for recovery.


DUFF & PHELPS, INC. LONG-TERM DEBT RATINGS

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of `BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.

RATING SCALE                        DEFINITION
--------------                      -----------

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+                                 High credit quality. Protection factors are
AA                                  strong. Risk is modest, but may vary
AA-                                 slightly from time to time because of
                                    economic conditions.

A+                                  Protection factors are average but adequate.
A                                   However, risk factors are more variable and
A-                                  greater in periods of economic stress.

BBB+                                Below average protection factors but still
BBB                                 considered sufficient for prudent
BBB-                                investment. Considerable variability in risk
                                    during economic cycles.

BB+                                 Below investment grade but deemed likely to
BB                                  meet obligations when due. Present or
BB-                                 prospective financial protection factors
                                    fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+                                  Below investment grade and possessing risk
B                                   that obligations will not be met when due.
B-                                  Financial protection factors will fluctuate
                                    widely according to economic cycles,
                                    industry conditions and/or company fortunes.
                                    Potential exists for frequent Changes in the rating within this category or into a higher or lower rating grade.

C-                                  Well below investment grade securities.
CCC                                 Considerable uncertainty exists as to timely
                                    payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP                                  Preferred stock with dividend arrearages.


SHORT-TERM RATINGS

STANDARD & POOR'S COMMERCIAL PAPER RATINGS
A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated `B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated `D' is in payment default. the `D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period.


STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

      The following criteria will be used in making the assessment:

      1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

      2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.


MOODY'S NOTE RATINGS

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.


FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.


DUFF & PHELPS SHORT-TERM DEBT RATINGS

Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

      HIGH GRADE
      ----------

         D-1+ Highest certainty of timely payment. short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  GOOD GRADE
                  ----------

         D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  SATISFACTORY GRADE
                  ------------------

         D-3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  NON-INVESTMENT GRADE
                  --------------------

         D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  DEFAULT
                  -------

         D-5 Issuer failed to meet scheduled principal and/or interest payments.


THOMSON'S SHORT-TERM RATINGS

The Thomson Short-Term Ratings apply, unless otherwise noted, to specific debt instruments of the rated entities with a maturity of one year or less. Thomson short-term ratings are intended to assess the likelihood of an untimely or incomplete payments of principal or interest.

TBW-1 the highest category, indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 the second highest category, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

TBW-3 the lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 the lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                                     PART C


OTHER INFORMATION

ITEM 23.  EXHIBITS

(a) Amended Declaration of Trust previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.

(b) Amended Bylaws previously filed with the Trust's Registration Statement on August 7, 1998, and is hereby incorporated by reference.

(c) Certificates for shares are not issued. Articles V, VI, VII, and VIII of the Declaration of Trust, incorporated by reference to Exhibit (1) hereto, define rights of holders of shares.

(d)(1)(a) Investment Advisory Agreement previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.

      (b) Amendment to Investment Advisory Agreement previously filed with the Trust's Registration Statement on December 29, 1999, and is hereby incorporated by reference.

      (c) Amended Exhibit A to the Investment Advisory Agreement previously filed with the Trust's Registration Statement on December 29, 1999, and is hereby incorporated by reference.

   (2)(a) Investment Advisory Agreement for the Morley Capital Accumulation Fund previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.

      (b) Amended Exhibit A to the Investment Advisory Agreement for the Morley Capital Accumulation Fund and the Morley Enhanced Income Fund previously filed with the Trust's Registration Statement on December 29, 1999, and is hereby incorporated by reference.

   (3)   Subadvisory Agreements.

         (a)Subadvisory Agreement with Fund Asset Management, L.P. for
                  S & P 500 Index Fund, previously filed with the Trust's Registration Statement on October 29, 1999, and is hereby incorporated by reference.
         (b)(1) Subadvisory Agreement for the Prestige Large Cap Value Fund previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.
            (2)   Amendment to Subadvisory Agreement.

         (c)(1) Subadvisory Agreement for the Prestige Large Cap Growth Fund previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.
            (2)   Amendment to Subadvisory Agreement.

         (d)(1) Subadvisory Agreement for the Prestige Small Cap Fund previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.
            (2)   Amendment to Subadvisory Agreement.

         (e)(1) Subadvisory Agreement for the Prestige International Fund previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.
            (2)   Amendment to Subadvisory Agreement.

         (f)(1) Subadvisory Agreement for the Prestige Balanced Fund previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.
            (2)   Amendment to Subadvisory Agreement.

(e)(1) Underwriting Agreement previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.
   (2) Model Dealer Agreement previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.

(f)      Not applicable.

(g) Custody Agreement previously filed with the Trust's original Registration Statement on November 18, 1997, and is hereby incorporated by reference.

(h)(1)(a) Fund Administration Agreement previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.

      (b) Amendment to Fund Administration Agreement previously filed with the Trust's Registration Statement on December 29, 1999, and is hereby incorporated by reference.

      (c) Proposed Amended Exhibit A to Fund Administration Agreement.
   (2) Transfer and Dividend Disbursing Agent. previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.

   (3) Agreement and Plan of Reorganization between Nationwide Investing Foundation and the Trust previously filed with the Trust's Registration Statement on form N-14 ('33 Act File No. 333-41175) on November 24, 1997, and is hereby incorporated by reference.

   (4) Agreement and Plan of Reorganization between Nationwide Investing Foundation II and the Trust Previously filed with the Trust's Registration Statement on Form N-14 ('33 Act File No. 333-41175) on November 24, 1997, and is hereby incorporated by reference.

   (5) Agreement and Plan of Reorganization between Financial Horizons Investment Trust and the Trust previously filed with the Trust's Registration Statement on Form N-14 ('33 Act File No. 333-41175) on November 24, 1997 and is hereby incorporated by reference.

   (6) Administrative Services Plan and Services Agreement previously filed on January 5, 1999, and is hereby incorporated by reference.

(i) Opinion of Counsel previously filed and is hereby incorporated by reference.

(j) Consent of KMPG LLP, Independent Auditors previously filed and is hereby incorporated by reference.

(k)       Not applicable.

(l) Purchase Agreement previously filed with Trust's Registration Statement on January 2, 1998, and hereby incorporated by reference.

(m)(1) Amended Distribution Plan previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.

   (2) Dealer Agreement (see Exhibit 6(b)) previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.

   (3) Rule 12b-1 Agreement previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.

(n) Amended 18f-3 Plan previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.

(o)       Not applicable.

(p)(1) Code of Ethics for Nationwide Family of Funds previously filed with the Trust's Registration Statement on March 12, 2000 and is hereby incorporated by reference.

   (2) Code of Ethics for Villanova Mutual Fund Capital Trust and Villanova SA Capital Trust previously filed with the Trust's Registration Statement on March 12, 2000 and is hereby incorporated by reference.

   (3) Code of Ethics for Nationwide Advisory Services, Inc. previously filed with the Trust's Registration Statement on March 12, 2000 and is hereby incorporated by reference.

(q)(1) Power of Attorney dated November 7, 1997 previously filed in the Trust's Pre-Effective Amendment and is hereby incorporated by reference.

   (2) Power of Attorney dated February 9, 2000 previously filed with the Trust's Registration Statement on February 10, 2000 and is hereby incorporated by reference.

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
           WITH REGISTRANT
           No person is presently controlled by or under common control with Registrant.

ITEM 25.   INDEMNIFICATION
           Indemnification provisions for officers, directors and employees of Registrant are set forth in Article V, Section 5.2 of the Declaration of Trust. In addition, Section 1743.13 of the Ohio Revised Code provides that no liability to third persons for any act, omission or obligation shall attach to the trustees, officers, employees or agents of a business trust organized under Ohio statutes. The trustees are also covered by an errors and omissions policy provided by the Trust covering actions taken by the trustees in their capacity as trustee. See Item 23(a)1 above.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

           (a) Villanova Mutual Fund Capital Trust, ("VMF"), the investment adviser of the Trust, also serves as investment adviser to the Nationwide Separate Account Trust.

           The Directors of Villanova Capital, Inc., VMF's managing unitholder and the officers of VMF are as follows:

Joseph J. Gasper         Director and President and Chief Operating Officer
                         --------------------------------------------------

                                      Nationwide Life Insurance Company
                                      Nationwide Life and Annuity Insurance
                                      Company
                                      Nationwide Financial Services, Inc.

                                      Director and Chairman of the Board
                                      ----------------------------------
                                      National Deferred Compensation, Inc.
                                      Nationwide Investment Services Corp

                                      Director and Vice Chairman
                                      --------------------------
                                        ALLIED Group Merchant Banking Corp
                                      ALLIED Life Brokerage Agency, Inc.
                                      ALLIED Life Financial Corporation
                                      ALLIED Life Insurance Company
                                      Nationwide Financial Institution
                                      Distributors Agency, Inc.

                                        Nationwide Global Funds
                                      Nationwide Global Holdings, Inc.
                                      Nationwide Retirement Solutions, Inc.
                                      Neckura Life Insurance Company
                                      NFS Distributors, Inc.
                                      Pension Associates, Inc.

                                      Director and President
                                      ----------------------

                                      Employers Life Insurance Company of
                                      Wausau
                                      Nationwide Advisory Services, Inc.
                                      Nationwide Investor Services, Inc.
                                      Nationwide Financial Services (Bermuda)
                                      Ltd.

                                      Director
                                      --------
                                      Affiliate Agency, Inc.
                                      Affiliate Agency of Ohio, Inc.
                                        Financial Horizons Distributors Agency
                                        Of Alabama, Inc.

                                        Financial Horizons Distributors Agency
                                        of Ohio, Inc.
                                        Financial Horizons Distributors Agency
                                        of Oklahoma, Inc.
                                        Financial Horizons Securities,
                                        Corp.,Inc
                                        Landmark Financial Services of New
                                        York,
                                        Leben Direkt Insurance Company
                                        Morley Financial Services, Inc.
                                        Nationwide Indemnity Company
                                        Neckura Holding Company
                                        NGH Luxembourg, S.A.
                                        PanEurolife
                                        Villanova Capital, Inc.

                                        Trustee and Chairman
                                        --------------------
                                        Nationwide Asset Allocation Trust
                                        Nationwide Separate Account Trust

                                        Trustee and President
                                        ---------------------
                                        Nationwide Insurance Golf Charities,
                                        Inc.

                                        Board of Managers
                                        -----------------
                                        Nationwide Services Company, LLC.

Paul J. Hondros                        Director
                                       --------
                                         Nationwide Advisory Services, Inc.
                                       Nationwide Investors Services, Inc.

                                       President and Chief Executive Officer
                                       --------------------------------------
                                       Villanova Capital, Inc.
                                       Villanova Mutual Fund Capital Trust
                                       Villanova SA Capital Trust
Dimon R. McFerson                      NorthPointe Capital, LLC

                                       Chairman and Chief Executive Officer and
                                       Director
                                       ----------------------------------------
                                       ALLIED Group, Inc.
                                       ALLIED Life Financial Corporation
                                       Farmland Mutual Insurance Company

                                         GatesMcDonald Health Plus, Inc.
                                         Nationwide Agribusiness Insurance
                                         Company
                                       National Casualty Company
                                       Nationwide Financial Services, Inc.
                                       Scottsdale Indemnity Company
                                       Scottsdale Insurance Company

                                         Scottsdale Surplus Lines Insurance
                                         Company
                                       Nationwide Mutual Insurance Company
                                       Nationwide Mutual Fire Insurance Company
                                       Nationwide General Insurance Company

                                         Nationwide Property and Casualty
                                         Insurance Company
                                       Nationwide Life Insurance Company

                                         Nationwide Life and Annuity Insurance
                                         Company
                                       Colonial Insurance Company of Wisconsin
                                       National Deferred Compensation, Inc.
                                       Nationwide Cash Management Company
                                       Nationwide Global Holdings, Inc.
                                       Nationwide Indemnity Company
                                       Nationwide Insurance Company of America

                                         Nationwide Investment Services
                                         Corporation

                                       Chairman and Chief Executive Officer,
                                       President and Director
                                       -------------------------------------
                                       Nationwide Corporation

                                       Chairman of the Board, Chairman and
                                       Chief Executive
                                       -----------------------------------
                                         Officer and Director
                                         --------------------
                                         American Marine Underwriters, Inc.

                                           Employers Life Insurance Company of
                                           Wausau
                                         Nationwide Advisory Services, Inc.

                                           Nationwide Financial Institution
                                           Distributors Agency, Inc
                                        Nationwide International Underwriters
                                        Nationwide Investor Services, Inc.
                                        Nationwide Retirement Solutions, Inc.
                                        NFS Distributors, Inc.
                                        Pension Associates, Inc.

                                        AID Finance Services, Inc.
                                        ALLIED General Agency Company
                                        ALLIED Group Insurance Marketing Company

                                          ALLIED Group Merchant Banking
                                          Corporation
                                        ALLIED Group Mortgage Company
                                        ALLIED Life Brokerage Agency, Inc.
                                        ALLIED Life Insurance Company

                                          ALLIED Property and Casualty
                                          Insurance Company
                                        AMCO Insurance Company
                                        Depositors  Insurance Company
                                        Midwest Printing Services, Ltd.
                                        Premier Agency, Inc.
                                        Western Heritage Insurance Company
                                        Gates, McDonald and Company
                                        Nationwide Retirement Solutions, Inc.

                                          Nationwide Insurance Enterprise
                                          Services, Ltd.
                                        Villanova Capital, Inc.

                                        Trustee and Chairman
                                        --------------------

                                        Nationwide Mutual Funds

                                        Chairman of the Board
                                        ---------------------

                                          Nationwide Insurance Golf Charities,
                                          Inc.

                                        Chairman of the Board and Director
                                        ----------------------------------
                                        Cal-Ag Insurance Services, Inc.
                                        CalFarm Insurance Agency
                                        CalFarm Insurance Company
                                        Lone Star General Agency, Inc.

                                          Nationwide Community Urban
                                          Redevelopment Corporation
                                        Colonial County Mutual Insurance Company

                                        Director
                                        --------
                                        Gates, McDonald & Company of Nevada
                                        Gates, McDonald & Company of New York
                                        Healthcare First, Inc.
                                        MRM Investments, Inc.
                                        Morley Financial Services, Inc.
                                        Nationwide Agency, Inc.
                                        Nationwide Health Plans, Inc.
                                        Nationwide Management Systems, Inc.

                                          Nevada Independent Companies-
                                          Construction
                                          Nevada Independent Companies-Health
                                          and Nonprofit
                                          Nevada Independent Companies-
                                          Hospitality and Entertainment

                                            Nevada Independent Companies-
                                            Manufacturing,
                                             Transportation and Distribution
                                        PanEurolife

                                        Chairman of the Board, Chairman and
                                        Chief Executive
                                        -----------------------------------
                                        Officer and Trustee
                                        -------------------

                                          Nationwide Insurance Enterprise
                                          Foundation

                                          Member-Board of Managers, Chairman of
                                          the Board,
                                          -------------------------------------
                                          Chairman and Chief Executive Officer

                                          ------------------------------------
                                          Nationwide Properties, Ltd.
                                          Nationwide Realty Investors, Ltd.
                                          Nationwide Services Company, LLC.


                                          Chairman and Chief Executive Officer
                                          ------------------------------------
                                          Nationwide Insurance Company of
                                          Florida

Robert A. Oakley
                                        Executive Vice President-Chief Financial
                                        Officer
                                        ----------------------------------------
                                          Nationwide Mutual Insurance Company
                                          Nationwide Mutual Fire Insurance
                                          Company
                                          Nationwide General Insurance Company

                                            Nationwide Property and Casualty
                                            Insurance Company
                                          Nationwide Life Insurance Company

                                            Nationwide Life and Annuity
                                            Insurance Company
                                          ALLIED Group. Inc.
                                          ALLIED Life Financial Corporation
                                          CalFarm Insurance Company

                                            Employers Life Insurance Company
                                            of Wausau
                                          National Casualty Company

                                            National Premium and Benefit
                                            Administration Company
                                          Farmland Mutual Insurance Company

                                            Nationwide Financial Institution
                                            Distributors Agency, Inc.
                                          Lone Star General Agency, Inc.

                                            Nationwide Agribusiness Insurance
                                            Company
                                          Nationwide Corporation
                                          Nationwide Financial Services, Inc.

                                            Nationwide Investment Services
                                            Corporation
                                          Nationwide Investor Services, Inc.

                                            Nationwide Insurance Enterprise
                                            Foundation
                                          Nationwide Properties, Ltd.
                                          Nationwide Realty Investors, Ltd.
                                          Nationwide Retirement Solutions, Inc.
                                          Colonial County Mutual Insurance
                                          Company
                                          Pension Associates, Inc.
                                          Nationwide Retirement Solutions, Inc.
                                          Scottsdale Indemnity Company
                                          Scottsdale Insurance Company

                                            Scottsdale Surplus Lines Insurance
                                            Company
                                          Villanova Mutual Fund Capital Trust
                                          Villanova SA Capital Trust

                                            Wausau Preferred Health Insurance
                                            Company

                                          Director and Chairman of the Board
                                          ----------------------------------
                                          Neckura Holding Company
                                          Neckura Insurance Company
                                          Neckura Life Insurance Company

                                          Executive Vice President-Chief
                                          Financial Officer and
                                          ------------------------------
                                          Director

                                          AID Finance Services, Inc.
                                          ALLIED General Agency Company
                                          ALLIED Group Insurance Marketing
                                          Company

                                            ALLIED Group Merchant Banking
                                            Corporation
                                          ALLIED Group Mortgage Company
                                          ALLIED Life Brokerage Agency, Inc.

                                          ALLIED Life Insurance Company
                                          ALLIED Property and Casualty
                                          Insurance Company
                                          AMCO Insurance Company
                                          American Marine Underwriters, Inc.
                                          Cal-Ag Insurance Services, Inc.
                                          CalFarm Insurance Agency
                                          Depositors  Insurance Company
                                          Midwest Printing Services, Ltd.
                                          Premier Agency, Inc.
                                          Western Heritage Insurance Company
                                          Colonial Insurance Company of
                                          Wisconsin
                                          Nationwide Cash Management Company
                                          Nationwide Community Urban
                                          Redevelopment Corporation
                                          National Deferred Compensation, Inc.
                                          Nationwide Global Holdings, Inc.

                                          Nationwide Services Company, LLC.
                                          NFS Distributors, Inc.
                                          MRM Investments, Inc.
                                          Nationwide Advisory Services, Inc.
                                          Nationwide Indemnity Company
                                          Nationwide Insurance Company of
                                          America
                                          Nationwide Insurance Company of
                                          Florida
                                          Nationwide International Underwriters

                                          Director and Vice Chairman
                                          --------------------------
                                          Leben Direkt Insurance Company
                                          Neckura General Insurance Company
                                          Auto Direkt Insurance Company

                                          Director
                                          --------
                                          Gates, McDonald & Company
                                          GatesMcDonald Health Plus Inc.
                                          Healthcare First, Inc.
                                          Morley Financial Services,  Inc.
                                          NGH Luxembourg, S.A.
                                          PanEurolife
                                          Villanova Capital, Inc.
                                          Board of Managers, Executive Vice
                                          Pres.-Chief Financial Officer
                                          ---------------------------------
                                          Nationwide Insurance Enterprise
                                          Services, Ltd.

Susan A. Wolken
                                        Senior Vice President - Life Company
                                        Operations
                                        ------------------------------------
                                        Nationwide Mutual Insurance Company
                                        Nationwide Mutual Fire Insurance Company
                                        Nationwide Property and Casualty
                                        Insurance Company
                                          Nationwide Life Insurance Company
                                        Nationwide Life and Annuity Insurance
                                        Company
                                          Nationwide Financial Services, Inc.

                                        Senior Vice President - Life Company
                                        Operations and Director
                                        ------------------------------------
                                        Nationwide Financial Services
                                        (Bermuda) Ltd.

                                        Chairman of the Board and Director
                                        ----------------------------------
                                        Nationwide Trust Company, FSB

                                        Senior Vice President and Director
                                        ----------------------------------
                                        Employers Life Insurance Company of
                                        Wausau
                                        Pension Associates, Inc.
                                        Wausau Preferred Health Insurance
                                        Company

                                        Director
                                        --------
                                        Affiliate Agency, Inc.
                                        Affiliate Agency of Ohio, Inc.

                                          Financial Horizons Distributors
                                          Agency of Alabama, Inc.
                                          Financial Horizons Distributors
                                          Agency of Ohio, Inc.
                                        Financial Horizons Distributors Agency
                                        of Oklahoma, Inc.
                                        Financial Horizons Securities
                                        Corporation
                                        Landmark Financial Services of New
                                        York, Inc.
                                        Nationwide Advisory Services, Inc.
                                        ----------------------------------

                                          Nationwide Financial Institution
                                          Distributors Agency, Inc.
                                        Nationwide Global Funds

                                          Nationwide Investment Services
                                          Corporation
                                        Nationwide Retirement Solutions, Inc.

                                          Nationwide Retirement Solutions
                                          Insurance Agency, Inc.
                                          Nationwide Retirement Solutions, Inc.
                                          of Alabama
                                          Nationwide Retirement Solutions, Inc.
                                          of Arizona
                                          Nationwide Retirement Solutions, Inc.
                                          of Arkansas
                                          Nationwide Retirement Solutions, Inc.
                                          of Montana
                                          Nationwide Retirement Solutions, Inc.
                                          of Nevada

                                        Nationwide Retirement Solutions, Inc.
                                        of New Mexico
                                        Nationwide Retirement Solutions, Inc.
                                        of Ohio
                                        Nationwide Retirement Solutions, Inc.
                                        of Oklahoma
                                        Nationwide Retirement Solutions, Inc.
                                        of South Dakota
                                        Nationwide Retirement Solutions, Inc.
                                        of Wyoming

                                          Villanova Capital, Inc.


Robert J. Woodward, Jr.                 Executive Vice President-Chief
                                        Investment Officer
                                        ------------------------------
                                        Nationwide Mutual Insurance Company
                                        Nationwide Mutual Fire Insurance
                                        Company

                                          Nationwide General Insurance
                                          Company
                                          Nationwide Property and Casualty
                                          Insurance Company
                                        Nationwide Life Insurance Company

                                        Nationwide Life and Annuity Insurance
                                        Company
                                          AID Finance Services, Inc.
                                          ALLIED General Agency Company
                                          ALLIED Group, Inc.
                                          ALLIED Group Insurance Marketing
                                          Company
                                          ALLIED Group Merchant Banking Corp.
                                          ALLIED Life Brokerage Agency, Inc.
                                          ALLIED Life Financial Corporation
                                          ALLIED Life Insurance Company
                                          ALLIED Property and Casualty
                                          Insurance Company
                                          AMCO Insurance Company
                                          Cal-Ag Insurance Services, Inc.
                                          CalFarm Insurance Agency
                                          CalFarm Insurance Company
                                          Depositors  Insurance Company
                                          Midwest Printing Services, Ltd.
                                          Premier Agency, Inc.
                                         Western Heritage Insurance Company

                                        Colonial County Mutual Insurance
                                        Company
                                        Colonial Insurance Company of Wisconsin
                                        Employers Insurance of Wausau A Mutual
                                          Company
                                        Employers Life Insurance Company of
                                          Wausau
                                        Farmland Mutual Insurance Company
                                        Gates, McDonald & Company
                                        GatesMcDonald Health Plus, Inc.
                                        Lone Star General Agency, Inc.
                                        National Casualty Company
                                        Nationwide Financial Services, Inc.
                                        Nationwide Financial Services (Bermuda)
                                          Ltd.
                                        Nationwide Agribusiness Insurance
                                          Company
                                          Nationwide Insurance Company of
                                          America
                                        Nationwide Insurance Company of Florida
                                        Nationwide Corporation
                                        Nationwide Insurance Enterprise
                                          Foundation

                                 Nationwide Insurance Enterprise Serv Ltd
                                 Nationwide Investment Services
                                  Corporation

                                 Nationwide Retirement Solutions, Inc.
                                 NFS Distributors, Inc.
                                 Pension Associates, Inc.
                                 Nationwide Retirement Solutions, Inc.
                                 Scottsdale Indemnity Company
                                 Scottsdale Insurance Company

                                   Scottsdale Surplus Lines Insurance
                                   Company
                                   Wausau Preferred Health Insurance
                                   Company
                                 Director
                                 --------
                                 Healthcare First, Inc.
                                 Morley Financial Services, Inc.
                                 Nationwide Global Holdings, Inc.
                                 Nationwide Investors Services, Inc.
                                 Villanova Capital, Inc.
                                 Member-Board of Managers and Vice Chairman
                                 ------------------------------------------
                                 Nationwide Properties, Ltd.
                                 Nationwide Realty Investors, Ltd.

                                 Member-Board of Managers and Executive
                                 Vice President-Chief
                                 -----------------------------------------
                                 Investment Officer
                                 ------------------
                                 Nationwide Services Company, LLC.

                                 Director and President
                                 ----------------------
                                 MRM Investments, Inc.
                                 Nationwide Cash Management Company

                                    Nationwide Community Urban
                                    Redevelopment Corporation
                                 Director and Executive Vice President-
                                 Chief Investment Officer
                                 ----------------------------------------
                                 Gates, McDonald & Company
                                 GatesMcDonald Health Plus, Inc.
                                 National Deferred Compensation, Inc.
                                 Nationwide Indemnity Company
                                 Nationwide Advisory Services, Inc.

                                     Director, Vice Chairman and Executive Vice
                                     President-Chief
                                     --------------------------------------

                                     Investment Officer
                                     ------------------
                                     ALLIED Group Mortgage Company

                                     Trustee and Vice Chairman
                                     -------------------------
                                     Nationwide Asset Allocation Trust
                                     Nationwide Separate Account Trust

James R. Donatell               Executive Vice President-Sales and Distribution
                                -----------------------------------------------
                                Villanova Capital, Inc.
                                Villanova Mutual Fund Capital Trust
                                Villanova SA Capital Trust

Gregory J. Nowak                Executive Vice President-Mergers
                                  and Acquisitions
                                --------------------------------
                                Villanova Capital, Inc.
                                Villanova Mutual Fund Capital Trust
                                Villanova SA Capital Trust

Dilip Kulkarni                  Senior Vice President and Chief
                                  Technology Officer
                               ---------------------------------
                                Villanova Capital, Inc.
                                Villanova Mutual Fund Capital Trust
                                Villanova SA Capital Trust

James F. Laird, Jr.             Senior Vice President-Product Development
                                -----------------------------------------
                                Villanova Capital, Inc.
                                Villanova Mutual Fund Capital Trust
                                Villanova SA Capital Trust

                                Vice President and General Manager
                                ----------------------------------
                                Nationwide Advisory Services, Inc.
                                Nationwide Investors Services, Inc.

                                Treasurer
                                ---------
                                Nationwide Mutual Funds
                                Nationwide Separate Account Trust
                                Nationwide Asset Allocation Trust

William H. Miller               Senior Vice President-Chief Investment Officer
                                ----------------------------------------------
                                Villanova Capital, Inc.
                                Villanova Mutual Fund Capital Trust
                                Villanova SA Capital Trust

Caroline Churchill              Vice President-Marketing
                                ------------------------
                                Villanova Capital, Inc.
                                Villanova Mutual Fund Capital Trust
                                Villanova SA Capital Trust

Kevin S. Crossett               Vice President-Associate General Counsel
                                ----------------------------------------
                                Villanova Capital, Inc.
                                Villanova Mutual Fund Capital Trust
                                Villanova SA Capital Trust
                                Nationwide Mutual Insurance Company
                                Nationwide Mutual Fire Insurance Company
                                Nationwide Life Insurance Company
                                Nationwide Life and Annuity Insurance Company

Christopher P. Donigan          Vice President-Human Resources
                                ------------------------------
                                Villanova Capital, Inc.
                                Villanova Mutual Fund Capital Trust
                                Villanova SA Capital Trust

Judy L.   Howard                Vice President-Chief Financial Officer
                                --------------------------------------
                                Villanova Mutual Fund  Capital Trust
                                Villanova  SA Capital Trust

                                Vice President-Finance Officer
                                ------------------------------
                                Villanova Capital, Inc.

Glenn W. Soden                  Associate Vice President and Secretary
                                --------------------------------------
                                Villanova Mutual Fund Capital Trust
                                Villanova SA Capital Trust

                                Assistant  Secretary
                                --------------------
                                Villanova Capital, Inc.

Carol L. Dove                   Assistant Treasurer
                                -------------------
                                Villanova Capital, Inc.
                                Villanova Mutual Fund Capital Trust
                                Villanova SA Capital Trust

Michael D. Maier                Assistant Treasurer
                                -------------------
                                Villanova Capital, Inc.
                                Villanova Mutual Fund Capital Trust
                                Villanova SA Capital Trust

Except as otherwise noted, the principal business address of any company with which any person specified above is connected in the capacity of director, officer, employee, partner or trustee is One Nationwide Plaza, Columbus, Ohio 43215, except for the following companies:

NorthPointe Capital, LLC
Columbia Center One
10th Floor, Suite 1000
201 West Big Beaver Road
Troy, Michigan 48084

Farmland Mutual Insurance Company
Nationwide Agribusiness Insurance Company
1963 Bell Avenue
Des Moines, Iowa 50315-1000

Colonial Insurance Company of Wisconsin
One Nationwide Plaza
Columbus, Ohio 43215

Scottsdale Insurance Company
8877 North Gainey Center Drive
P.O. Box 4110
Scottsdale, Arizona 85261-4110

National Casualty Company
P.O. Box 4110
Scottsdale, Arizona 85261-4110

Lone Star General Agency, Inc.
P.O. Box 14700
Austin, Texas 78761

Auto Direkt Insurance Company
Columbus Insurance Brokerage and Service, GMBH
Leben Direkt Insurance Company
Neckura Holding Company
Neckura Insurance Company

Neckura Life Insurance Company
John E. Fisher Str. 1
61440 Oberursel/Ts.
Germany

Nationwide Retirement Solutions, Inc.
Two Nationwide Plaza
Columbus, Ohio 43215

Morley Financial Services, Inc.
5665 S. W. Meadows Rd. , Suite 400
Lake Oswego, Oregon  97035

          (b) UBT serves as investment adviser to the Morley Capital Accumulation Fund. UBT, a trust company organized under the laws of the State of Oregon, is a wholly owned subsidiary of Nationwide Life Insurance Company. UBT conducts a variety of trust activities.

               To the knowledge of the Trust, none of the directors or officers of UBT, except as set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with and engage in business for Morley Financial Services, Inc. The directors except as noted below may be contacted C/O UBT, 5665 SW Meadows Rd., Suite 400, Lake Oswego, Oregon 97035.

               Donald C. Burdick, 434 Ridgeway Road, Lake Oswego, OR 97034 Mr. Burdick has been an independent consultant and investor for the past 10 years. Prior to that he was President of Investcorp Financial Services.

               Harold H. Morley, President, CEO and Director of UBT. Mr. Morley is Chairman and Chief Executive Officer of Morley Financial Services, Inc.

               Joan K. Hall, Senior Vice President, Corporate Secretary, Financial Officer and Director of UBT. Ms. Hall is Senior Vice President and Financial Officer of Morley Financial Services.

               Greg E. Ellis, Senior Vice President/ Managing Director. Mr. Ellis is also Senior Vice President/ Managing Director of Morley Capital Management, Inc.

               Peter DeGraff, Vice President and Assistant General Manager.

               Taylor E. Drake, Vice President.

               Frederick F. Fletcher VI, Vice President and Corporate
               Controller.

               Barbara Salisbury, Vice President.

          (c)  Information for the Subadviser of the S&P 500 Index Fund

               (1)  Fund Asset Management, L.P.

                    Fund Asset Management, L.P. ("FAM") acts as subadviser to the S&P 500 Index Fund and as adviser or subadviser to a number of other registered investment companies. The list required by this Item 26 of officers and directors of FAM, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, is incorporated by reference to Schedule A and D of Form ADV filed by FAM (SEC file No. 801-12485).

          (d)  Information for the Subadviser of the Prestige Large Cap Value
               Fund

               (1)  Brinson Partners, Inc.

                    Brinson Partners, Inc. ("Brinson") acts as a subadviser to the Prestige Large Cap Value Fund and as adviser or subadviser to a number of other registered investment companies. The list required by this Item 26 of officers and directors of Brinson, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, is incorporated by reference to Schedule A and D of Form ADV filed by Brinson (SEC file No. 801-34910.)

          (e)  Information for the Subadviser of the Prestige Large Cap Growth
               Fund

               (1)  Goldman Sachs Asset Management

                    Goldman Sachs Asset Management ("Goldman") acts as a subadviser to the Large Cap Growth Fund and as adviser or subadviser to a number of other registered investment companies. The list required by this Item 26 of officers and directors of Goldman, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, is incorporated by reference to Schedule A and D of Form ADV filed by Goldman (SEC file No. 801-16048.)

          (f)  Information for the Subadviser of the Prestige Balanced Fund

               (1)  J. P. Morgan Investment Management

                    J. P. Morgan Investment Management, Inc. ("JPMIM"), a registered investment adviser, is a wholly owned subsidiary of J. P. Morgan & Co. Incorporated. JPMIM manages employee benefit plans for corporations and unions. JPMIM also provides investment management services for a broad spectrum of other institutional investors, including foundations, endowments, sovereign governments, and insurance companies.

                    To the knowledge of the Registrant, none of the directors or executive officers of JPMIM is or has been in the past two fiscal years engaged in any other business or profession, vocation or employment of a substantial nature, except that certain officers and directors of JPMIM also hold various positions with, and engage in business for, J.P. Morgan & Co. Incorporated or Morgan Guaranty Trust Company of New York, a New York trust company which is also a wholly owned subsidiary of J. P. Morgan & Co. Incorporated.

          (g)  Information for the Subadviser of the Prestige Small Cap Fund

               (1)  Invesco Management & Research, Inc.

                    Invesco Management & Research, Inc. ("INVESCO") acts as a subadviser to the Small Cap Fund and as adviser or subadviser to a number of other registered investment companies. The list required by this Item 26 of officers and directors of INVESCO, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, is incorporated by reference to Schedule A and D of Form ADV filed by INVESCO (SEC file No. 801-01596.)

          (h)  Information for the Subadviser of the Prestige International Fund

               (1)  Lazard Asset Management

                    Lazard Asset Management ("Lazard") acts as subadviser to the International Fund and as adviser or subadviser to a number of other registered investment companies as well as to separate institutional investors. The list required by this
                    Item 26 of officers and directors of Lazard, together with information as to their other business, profession, vocation or employment of a substantial nature during the past 2 years, is incorporated by reference to Schedules A and D of Form ADV filed by Lazard (SEC File No. 801-6568).

          (i) Information for the Subadviser of the Nationwide Value Opportunities Fund and NorthPointe Small Cap Value Fund

              (1) NorthPointe Capital LLC (NorthPointe) acts as subadviser to the Value Opportunities Fund and separate institutional investors. The list required by this Item 26 of officers and directors of VVI, together with information as to their other business, profession, vocation or employment of a substantial nature during the past 2 years, is incorporated by reference to Schedules A and D of Form ADV filed by VVI (SEC File No. 801-57064).

ITEM 27. PRINCIPAL UNDERWRITERS

         (a)  See Item 26 above.
         (b)  Nationwide Advisory Services, Inc.

                                                                          Position with                       Position with
Name                                  Business Address                    Underwriter                         Registrant
----                                  --------------                      --------------                      -------------
Dimon R. McFerson                     One Nationwide Plaza                Chairman and CEO                    Chairman of Board of
                                      Columbus  OH 43215                                                      Trustees

Joseph J. Gasper                      One Nationwide Plaza                President and Director              N/A
                                      Columbus OH 43215

Robert A. Oakley                      One Nationwide Plaza                Exec. VP - Chief Financial          N/A
                                      Columbus  OH 43215                  Officer and Director

Robert J. Woodward, Jr.               One Nationwide Plaza                Exec. VP - Chief Investment         N/A
                                      Columbus  OH 43215                  Officer and Director

James F. Laird, Jr.                   Three Nationwide Plaza              VP - General Manager                Treasurer
                                      Columbus OH 43215

Edwin P. McCausland                   One Nationwide Plaza                Senior VP - Fixed Income            Assistant Treasurer
                                      Columbus  OH 43215                  Securities

William G. Goslee                     One Nationwide Plaza                Vice President                      N/A
                                      Columbus  OH 43215


Susan A. Wolken                       Three Nationwide Plaza              Director                            N/A
                                      Columbus OH 43215

Patricia J. Smith                     Three Nationwide Plaza              Assistant Secretary                 Assistant Secretary
                                      Columbus OH 43215

Elizabeth A. Davin                    One Nationwide Plaza                Assistant Secretary                 Assistant Secretary
                                      Columbus  OH 43215

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

          James F. Laird, Jr.
          Nationwide Advisory Services, Inc.
          Three Nationwide Plaza

          Columbus, OH 43215

ITEM 29.  MANAGEMENT SERVICES

          Not applicable.

ITEM 30.  UNDERTAKINGS

          Not applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 24 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, and State of Ohio, on this second day of June, 2000.


                             NATIONWIDE MUTUAL FUNDS

                             By: JAMES F. LAIRD, JR.
                                 -------------------
                                 James F. Laird, Jr., Treasurer


PURSUANT TO THE REQUIREMENT OF THE SECURITIES ACT OF 1933, THE REGISTRATION STATEMENT OF NATIONWIDE MUTUAL FUNDS HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE SECOND DAY OF JUNE, 2000.


Signature & Title
- -----------------

Principal Executive Officer

DIMON R. MCFERSON*
-------------------
Dimon R. McFerson, Trustee and Chairman

Principal Accounting and Financial Officer

JAMES F. LAIRD, JR.
--------------------
James F. Laird, Jr., Treasurer


JOHN C. BRYANT*
----------------
John C. Bryant, Trustee


C. BRENT DEVORE*
----------------
C. Brent Devore, Trustee


SUE A. DOODY*
--------------
Sue A. Doody, Trustee


ROBERT M. DUNCAN*
------------------
Robert M. Duncan, Trustee


THOMAS J. KERR, IV*
--------------------
Thomas J. Kerr, IV, Trustee


DOUGLAS F. KRIDLER*
--------------------
Douglas F. Kridler, Trustee


ARDEN L. SHISLER*
-----------------
Arden L. Shisler, Trustee


DAVID C. WETMORE*
------------------
David C. Wetmore, Trustee


*BY: JAMES F. LAIRD, JR.
     -------------------
     James F. Laird, Jr., Attorney-In Fact